                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

--------------------------------------------------------------------------------

    Filed by the registrant /X/

    Filed by a party other than the registrant / /

    Check the appropriate box:
    / /  Preliminary proxy statement
    /X/  Definitive proxy statement
    / /  Definitive additional materials
    / /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                          OXFORD RESOURCES CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                          OXFORD RESOURCES CORP.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/ /  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/X/  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.*

     1. Title of each class of securities to which transaction applies:
        Class A Common Stock, par value $.01 per share
        Class B Common Stock, par value $.01 per share

     2. Aggregate number of securities to which transaction applies:
        15,163,851

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
        $35.6875
        (based upon the average of the high and low prices on January 17, 1997 of Registrant's Class A Common Stock as quoted on the Nasdaq Stock Market National Market)

     4. Proposed maximum aggregate value of transaction:
        $541,159,933

--------------------------------------------------------------------------------

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1)    Amount previously paid:
         (2)    Form, schedule or registration statement no.:
         (3)    Filing party:
         (4)    Date filed:

    *Paid upon the filing of the preliminary proxy statement.

                                 [LETTERHEAD]

                                                               February 10, 1997

Dear Shareholder:

    You are cordially invited to attend a Special Meeting of Shareholders (the "Special Meeting") of Oxford Resources Corp. ("Oxford") to be held at 10:00 a.m., on March 12, 1997 at Oxford's executive offices, located at 270 South Service Road, Melville, New York 11747.

    At the Special Meeting, you will be asked to consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger (the "Merger Agreement"), dated as of January 14, 1997, by and among Oxford, Barnett Banks, Inc. ("Barnett") and a newly-formed wholly owned subsidiary of Barnett ("Merger Sub") pursuant to which Merger Sub will be merged with and into Oxford and Oxford will become a wholly owned subsidiary of Barnett (the "Merger"). Pursuant to the Merger, each issued and outstanding share of Oxford's Class A Common Stock and Class B Common Stock (collectively, the "Oxford Common Stock") will be converted into the right to receive .9085 of a share of Barnett Common Stock (including the corresponding percentage of associated preferred stock purchase rights). Barnett Common Stock is traded on the New York Stock Exchange under the symbol "BBI."

    After careful consideration, your Board of Directors has unanimously approved the Merger Agreement and the Merger and has concluded that they are in the best interests of Oxford and its shareholders. YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED THAT OXFORD'S SHAREHOLDERS APPROVE THE MERGER AGREEMENT AND THE MERGER.

    Approval of the Merger Agreement requires the affirmative vote of two-thirds of the votes that may be cast at the Special Meeting. Oxford shareholders holding approximately 87% of the aggregate number of votes that may be cast by the holders of Oxford Common Stock have agreed to vote in favor of the Merger.

    In the material accompanying this letter, you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus relating to the actions to be taken by Oxford's shareholders at the Special Meeting and a proxy. The Proxy Statement/Prospectus more fully describes the terms of the proposed Merger and includes information about Oxford and Barnett.

    To ensure your representation at the Special Meeting, please complete, sign and date the enclosed proxy and return it in the envelope provided. If you attend the Special Meeting, you may vote in person if you wish, even though you have previously turned in your proxy.

                                          Sincerely,

                                                       [SIG]

                                          Michael C. Pascucci
                                          CHAIRMAN OF THE BOARD OF DIRECTORS AND
                                          CHIEF EXECUTIVE OFFICER

                                     [LOGO]

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held on March 12, 1997

    NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Oxford Resources Corp. ("Oxford"), will be held at Oxford's executive offices located at 270 South Service Road, Melville, New York 11747 on March 12, 1997 at 10:00 a.m., Eastern Standard Time, to approve and adopt the Agreement and Plan of Merger (the "Merger Agreement"), dated as of January 14, 1997, by and among Oxford, Barnett Banks, Inc. ("Barnett") and a newly-formed wholly owned subsidiary of Barnett ("Merger Sub") pursuant to which, among other things, Merger Sub will be merged with and into Oxford (the "Merger"), and each share of each class of Oxford common stock outstanding immediately prior to the Merger (other than any dissenting shares under New York law and shares owned by Oxford or Barnett) will be converted into the right to receive .9085 shares of Barnett Common Stock, plus cash in lieu of any fractional share interest.

    The Merger Agreement and the Merger are more fully described in the Proxy Statement/Prospectus accompanying this Notice.

    Only Oxford shareholders of record at the close of business on February 3, 1997 are entitled to notice of and to vote at the Special Meeting and at any postponements or adjournments thereof. Approval of the Merger Agreement requires the affirmative vote of two-thirds of the votes eligible to be cast at the Special Meeting.

    Under New York law, the law of the state of Oxford's incorporation, holders of shares of either class of Oxford common stock are eligible to exercise dissenters' rights in connection with the proposed Merger, as described more fully in the accompanying Proxy Statement/Prospectus.

                                          BY ORDER OF THE BOARD OF
                                            DIRECTORS

                                          [Signature]

                                          Mark A. Freeman
                                          SECRETARY

Melville, New York
February 10, 1997

TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING, COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED. YOUR PROXY CAN BE WITHDRAWN BY YOU AT ANY TIME BEFORE IT IS VOTED.

                             OXFORD RESOURCES CORP.
                                PROXY STATEMENT

                            ------------------------

                              BARNETT BANKS, INC.
                                   PROSPECTUS

                            ------------------------

                       14,285,000 SHARES OF COMMON STOCK

    This Proxy Statement/Prospectus (the "Proxy Statement/Prospectus") is being furnished to shareholders of Oxford Resources Corp. ("Oxford") in connection with the solicitation of proxies by the Board of Directors of Oxford for use at a special meeting of shareholders of Oxford (including any adjournments or postponements thereof) to be held on March 12, 1997 (the "Oxford Meeting"). At the Oxford Meeting, Oxford's shareholders will consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger (the "Merger Agreement"), dated as of January 14, 1997, among Barnett Banks, Inc. ("Barnett"), a newly-formed wholly owned subsidiary of Barnett ("Merger Sub") and Oxford and the consummation of the transactions contemplated thereby. Pursuant to the Merger Agreement, Merger Sub will be merged with and into Oxford (the "Merger") with Oxford continuing to exist as a wholly owned subsidiary of Barnett.

    The Merger Agreement is attached as Annex A hereto and is incorporated herein by reference.

    This Proxy Statement/Prospectus also constitutes a prospectus of Barnett with respect to up to 14,285,000 shares of common stock, par value $2.00 per share, of Barnett (the "Barnett Common Stock") issuable to holders of Oxford's Class A common stock, par value $.01 per share (the "Class A Common Stock"), and holders of Oxford's Class B common stock, par value $.01 per share (the "Class B Common Stock" and, together with the Class A Common Stock, the "Oxford Common Stock") in the Merger. Upon consummation of the Merger, each outstanding share of Oxford Common Stock, subject to certain exceptions, will be converted into and exchangeable for .9085 shares (the "Exchange Ratio") of Barnett Common Stock. Under the terms of the Merger Agreement, cash will be paid in lieu of the issuance of fractional shares of Barnett Common Stock. In addition, each share of Barnett Common Stock issued in the Merger will include the corresponding number of rights attached thereto pursuant to the Barnett Rights Agreement (as defined below).

    Because the market price of Barnett Common Stock is subject to fluctuation, the value of the shares of Barnett Common Stock that holders of Oxford Common Stock would receive in the Merger may increase or decrease prior to and after the Merger. See "SUMMARY--Market Prices and Dividend Information."
                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
         SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
          COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
               PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION
                   TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

    THE SHARES OF BARNETT COMMON STOCK OFFERED HEREBY ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK OR SAVINGS ASSOCIATION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE BANK INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY.
                            ------------------------

    This Proxy Statement/Prospectus and the accompanying form of proxy are first being mailed to shareholders of Oxford on or about February 11, 1997.

       The date of this Proxy Statement/Prospectus is February 10, 1997.

    No persons have been authorized to give any information or to make any representations other than those contained in this Proxy Statement/Prospectus or incorporated by reference herein in connection with the solicitation of proxies or the offering of securities made hereby and, if given or made, such information or representations must not be relied upon as having been authorized by Barnett or Oxford. This Proxy Statement/Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any such offer or solicitation in such jurisdiction. Neither the delivery of this Proxy Statement/Prospectus nor any distribution of securities made hereunder shall, under any circumstances, create an implication that there has been no change in the affairs of Barnett or Oxford since the date of this Proxy Statement/ Prospectus or that the information herein or the documents or reports incorporated by reference herein is correct as of any time subsequent to such date. All information contained in this Proxy Statement/ Prospectus relating to Barnett and its subsidiaries has been supplied by Barnett and all information contained in this Proxy Statement/Prospectus relating to Oxford and its subsidiaries has been supplied by Oxford.

                               TABLE OF CONTENTS

                                                                                                             PAGE #
                                                                                                           -----------
AVAILABLE INFORMATION....................................................................................           5
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE..........................................................           6
SUMMARY..................................................................................................           7
SELECTED HISTORICAL FINANCIAL INFORMATION................................................................          12
COMPARATIVE PER SHARE DATA...............................................................................          14
MARKET PRICES AND DIVIDEND INFORMATION...................................................................          15
THE COMPANIES............................................................................................          16
  Barnett................................................................................................          16
  Oxford.................................................................................................          16
THE OXFORD MEETING.......................................................................................          16
THE MERGER...............................................................................................          18
  Effects of the Merger..................................................................................          18
  Exchange Ratio.........................................................................................          18
  Effective Time.........................................................................................          19
  Background of the Merger...............................................................................          19
  Recommendation of the Board of Directors; Reasons for the Merger.......................................          21
  Barnett's Reasons for the Merger.......................................................................          22
  Opinion of Financial Advisor...........................................................................          23
  Interests of Certain Persons in the Merger.............................................................          26
  Employee Matters.......................................................................................          26
  Conversion of Shares; Procedures for Exchange of Certificates; Fractional Shares.......................          27
  Conditions to the Merger...............................................................................          27
  Regulatory and Other Approvals Required for the Merger.................................................          30
  Conduct of Business Pending the Merger.................................................................          31
  Waiver and Amendment; Termination......................................................................          32
  Resales of Barnett Common Stock Received in the Merger.................................................          33
  Stock Exchange Listing.................................................................................          33
  Anticipated Accounting Treatment.......................................................................          34
  Certain Federal Income Tax Consequences of the Merger..................................................          34
  Dissenters' Rights.....................................................................................          35
  Expenses...............................................................................................          36
CERTAIN RELATED TRANSACTIONS.............................................................................          37
  Stock Option Agreement.................................................................................          37
  Voting Agreement.......................................................................................          40
  Effect of Stock Option and Voting Agreements...........................................................          40
CERTAIN REGULATORY CONSIDERATIONS........................................................................          41
  General................................................................................................          41
  Payment of Dividends...................................................................................          41
  Transactions with Affiliates...........................................................................          42
  Holding Company Liability..............................................................................          42
  Prompt Corrective Action...............................................................................          42
  Capital Adequacy.......................................................................................          43
  Enforcement Powers of the Federal Banking Agencies.....................................................          44
  FDIC Insurance Assessments.............................................................................          44
  Control Acquisitions...................................................................................          45
  Future Legislation.....................................................................................          45
DESCRIPTION OF BARNETT CAPITAL STOCK.....................................................................          46

                                                                                                             PAGE #
                                                                                                           -----------
  General................................................................................................          46
  Common Stock...........................................................................................          46
  Rights Plan............................................................................................          46
  Preferred Stock........................................................................................          49
COMPARISON OF SHAREHOLDER RIGHTS.........................................................................          50
  Special Meeting of Shareholders........................................................................          50
  Shareholder Action by Written Consent..................................................................          50
  Shareholder Nominations and Proposals for Business.....................................................          51
  Certain Business Combinations (Not Involving an Interested Shareholder)................................          52
  Business Combinations Involving Interested Shareholders................................................          52
  Removal of Directors...................................................................................          53
  Consideration of Other Constituencies..................................................................          54
  Indemnification of Officers and Directors..............................................................          54
  Rights Plans...........................................................................................          55
  Dissenters' Rights.....................................................................................          55
LEGAL MATTERS............................................................................................          56
EXPERTS..................................................................................................          56
SHAREHOLDER PROPOSALS....................................................................................          56
ANNEX A AGREEMENT AND PLAN OF MERGER.....................................................................         A-1
ANNEX B STOCK OPTION AGREEMENT...........................................................................         B-1
ANNEX C VOTING AGREEMENT.................................................................................         C-1
ANNEX D OPINION OF PRUDENTIAL SECURITIES INCORPORATED....................................................         D-1
ANNEX E SECTION 623 OF THE NEW YORK BUSINESS CORPORATION LAW.............................................         E-1

                             AVAILABLE INFORMATION

    Barnett and Oxford are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). The reports, proxy statements and other information filed by Barnett and Oxford with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices at 7 World Trade Center, New York, New York 10048 and Northwestern Atrium Center, 500 West Madison, Suite 1400, Chicago, Illinois 60661. Copies of such material also can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates, or from the Web Site maintained by the Commission at "http://www.sec.gov." In addition, material filed by Barnett can be inspected at the offices of the New York Stock Exchange, Inc. (the "NYSE"), 20 Broad Street, New York, New York 10005, and material filed by Oxford can be inspected at the offices of the Nasdaq Stock Market's National Market ("NASDAQ"), 1735 K Street, N.W., Washington, D.C. 20006.

    Barnett has filed with the Commission a Registration Statement on Form S-4 (together with any amendments thereof, the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Barnett Common Stock to be issued pursuant to the Merger Agreement. This Proxy Statement/Prospectus does not contain all the information set forth in the Registration Statement and the exhibits thereto. Such additional information may be inspected and copied as set forth above. Statements contained in this Proxy Statement/Prospectus or in any document incorporated by reference in this Proxy Statement/Prospectus as to the contents of any contract or other document referred to herein or therein are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement or such other document, each such statement being qualified in all respects by such reference.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

    The following documents filed with the Commission by Barnett (File No. 0-10280) are incorporated by reference in this Proxy Statement/Prospectus:

    1. Barnett's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, as amended by Barnett's Annual Report on Form 10-K/A filed on February 14, 1996 (the "1995 Barnett Form 10-K").

    2. Barnett's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1996, June 30, 1996 and September 30, 1996.

    3. Barnett's Current Reports on Form 8-K, dated February 5, 1996, February 22, 1996, March 4, 1996, March 21, 1996 and January 14, 1997.

    4. The description of Barnett Common Stock and Barnett Junior Participating Preferred Stock and Preferred Stock Purchase Rights set forth in registration statements filed by Barnett pursuant to Section 12 of the Exchange Act including any amendment or report filed for purposes of updating any such description.

    5. The portions of Barnett's Proxy Statement for the Annual Meeting of Shareholders held on April 17, 1996 that have been incorporated by reference in the 1995 Barnett Form 10-K.

    The following documents filed with the Commission by Oxford (File No. 0-22830) are incorporated by reference in this Proxy Statement/Prospectus:

    1. Oxford's Annual Report on Form 10-K for the fiscal year ended June 30, 1996 (the "1996 Oxford Form 10-K").

    2. Oxford's Quarterly Reports on Form 10-Q for the quarters ended September 30, 1996 and December 31, 1996.

    3. The description of the Class A Common Stock set forth in registration statements filed by Oxford pursuant to Section 12 of the Exchange Act including any amendment or report filed for purposes of updating any such description.

    4. Oxford's Current Report on Form 8-K dated January 14, 1997.

    5. The portions of Oxford's Proxy Statement for the Annual Meeting of Shareholders held on November 4, 1996 that have been incorporated by reference in the 1996 Oxford Form 10-K.

    All documents and reports filed by either Barnett or Oxford pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement/Prospectus and prior to the date of the Oxford Meeting shall be deemed to be incorporated by reference in this Proxy Statement/Prospectus and to be a part hereof from the dates of filing of such documents or reports. Any statement contained in a document or report incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement/Prospectus to the extent that a statement contained herein, or in any other subsequently filed document or report which also is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement/Prospectus.

    THIS PROXY STATEMENT/PROSPECTUS INCORPORATES DOCUMENTS BY REFERENCE WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS (OTHER THAN EXHIBITS TO SUCH DOCUMENTS UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE) ARE AVAILABLE, WITHOUT CHARGE, TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT/PROSPECTUS IS DELIVERED, ON WRITTEN OR ORAL REQUEST, IN THE CASE OF DOCUMENTS RELATING TO BARNETT, TO BARNETT BANKS, INC., 50 NORTH LAURA STREET, JACKSONVILLE, FLORIDA 32202,
ATTENTION: CORPORATE SECRETARY, TELEPHONE NUMBER (904) 791-7268, AND IN THE CASE OF DOCUMENTS RELATING TO OXFORD, TO OXFORD RESOURCES CORP., 270 SOUTH SERVICE ROAD, MELVILLE, NEW YORK 11747, ATTENTION: CORPORATE SECRETARY, TELEPHONE NUMBER
(516) 777-8000. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, REQUESTS SHOULD BE RECEIVED BY MARCH 5, 1997.

                                    SUMMARY

    THE FOLLOWING IS A SUMMARY OF CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT/PROSPECTUS. THIS SUMMARY DOES NOT CONTAIN A COMPLETE STATEMENT OF ALL INFORMATION RELATING TO THE MERGER AGREEMENT AND THE MERGER AND IS SUBJECT TO, AND IS QUALIFIED IN ITS ENTIRETY BY, THE MORE DETAILED INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT/PROSPECTUS AND THE ANNEXES HERETO. OXFORD SHAREHOLDERS ARE URGED TO READ THIS PROXY STATEMENT/PROSPECTUS AND THE ANNEXES HERETO IN THEIR ENTIRETY. CERTAIN CAPITALIZED TERMS WHICH ARE USED BUT NOT DEFINED IN THIS SUMMARY ARE DEFINED ELSEWHERE IN THIS PROXY STATEMENT/PROSPECTUS.

PARTIES TO THE MERGER

    BARNETT. Barnett, a Florida corporation organized in 1930, is a bank holding company registered under the Bank Holding Company Act of 1956, as amended (the "BHC Act"). As of December 31, 1996, Barnett owned and operated four commercial banks having a total of 622 banking offices throughout Florida and Georgia. Barnett's principal bank subsidiary is Barnett Bank, N.A. Barnett, through its bank and non-bank subsidiaries, engages in retail financial services, commercial banking, trust and investment management services, indirect auto lending, mortgage lending and consumer finance.

    At December 31, 1996, Barnett had assets of $41.2 billion, deposits of $33.8 billion and shareholders' equity of $3.4 billion. The principal executive offices of Barnett are located at 50 North Laura Street, Jacksonville, Florida 32202 and its telephone number is (904) 791-7720.

    For more information about Barnett and its existing financing arrangement with Oxford, reference is made to the discussion under the heading "THE COMPANIES--Barnett" herein and to the 1995 Barnett Form 10-K which is incorporated herein by reference. See "AVAILABLE INFORMATION" and "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE."

    OXFORD. Oxford, a New York corporation, is a specialized automobile finance company engaged in the leasing of automobiles (including passenger cars, minivans, sport/utility vehicles and light trucks) to individuals, servicing such leases during their term and remarketing the automobiles upon the expiration of the leases. Oxford also markets an indirect automobile lending program in which it enters into or purchases ("originates") retail installment contracts in connection with the sale of vehicles by automobile dealers.

    At December 31, 1996, Oxford had total assets of $1.7 billion and shareholders' equity of $103.4 million. The executive offices of Oxford are located at 270 South Service Road, Melville, New York 11747 and its telephone number is (516) 777-8000.

    For more information about Oxford, reference is made to the discussion under the heading "THE COMPANIES--Oxford" herein and to the 1996 Oxford Form 10-K which is incorporated herein by reference. See "AVAILABLE INFORMATION" and "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE."

THE OXFORD MEETING

    The Oxford Meeting will be held at 10:00 a.m. on March 12, 1997 at Oxford's executive offices located at 270 South Service Road, Melville, New York 11747. The purpose of the Oxford Meeting is to consider and vote upon a proposal to approve and adopt the Merger Agreement, which is attached as Annex A to this Proxy Statement/Prospectus, and the consummation of the transactions contemplated thereby.

    Only holders of record of Class A Common Stock and holders of record of Class B Common Stock at the close of business on February 3, 1997 (the "Record Date") will be entitled to vote at the Oxford Meeting. Each holder of record of shares of Class A Common Stock on the Record Date is entitled to cast one vote per share and each holder of record of shares of Class B Common Stock on the Record Date is entitled to cast 10 votes per share on the proposal to approve and adopt the Merger Agreement and on any other matter properly submitted for the vote of the Oxford shareholders at the Oxford Meeting. The affirmative vote of two-thirds of the votes eligible to be cast at such meeting by the holders of the Class A Common Stock and the Class B Common Stock voting together as a class is required to approve and adopt the Merger Agreement. As of the Record Date, there were 7,864,750 shares of Class A Common Stock and 7,102,774 shares of Class B Common Stock outstanding and entitled to be voted at the Oxford Meeting.

    The directors and executive officers of Oxford and their affiliates beneficially owned, as of the Record Date, 1,375,979 shares of Class A Common Stock and 7,102,774 shares of Class B Common Stock, or approximately 92% of the total voting power of Oxford. Certain of such directors and executive officers, including Michael C. Pascucci, Oxford's Chairman and Chief Executive Officer, John A. Danzi, Oxford's President, and Christopher S. Pascucci, Oxford's Chief Financial Officer (and certain of their family members and related trusts), have entered into a voting agreement pursuant to which such persons have agreed to vote shares of Oxford Common Stock owned by them, representing approximately 87% of the total voting power of Oxford, for approval and adoption of the Merger Agreement. Accordingly, the approval and adoption of the Merger Agreement is assured without the vote of any other holder of Oxford Common Stock. See "THE OXFORD MEETING" and "CERTAIN RELATED TRANSACTIONS-- Voting Agreement." As of the Record Date, Barnett owned 120,000 shares of Class A Common Stock, which shares will be voted for approval and adoption of the Merger Agreement. As of the Record Date, none of the directors and executive officers of Barnett owned any outstanding shares of Oxford Common Stock.

EFFECTS OF THE MERGER

    Pursuant to the Merger Agreement, at the Effective Time (as defined below), Merger Sub will be merged with and into Oxford, and Oxford shareholders will become shareholders of Barnett. See "THE MERGER--Effects of the Merger."

EXCHANGE RATIO

    At the Effective Time, each issued and outstanding share of Oxford Common Stock, except for shares of Oxford Common Stock owned directly or indirectly by Barnett or Oxford (other than in managed accounts, trust accounts or otherwise in a fiduciary capacity) and shares of Oxford Common Stock as to which the holder thereof shall have exercised dissenter's rights, will be converted into and exchangeable for .9085 shares of Barnett Common Stock. See "THE MERGER--Exchange Ratio."

EFFECTIVE TIME

    The Merger will become effective at the date and time set forth in the certificate which will be filed with the Secretary of State of the State of New York (the "Effective Time"). The Merger Agreement requires such certificate to be filed on the first day which is, unless otherwise determined by Barnett, (i) the last business day of a month and (ii) at least ten business days after the satisfaction or waiver of the latest to occur of certain conditions to the Merger specified in the Merger Agreement. See "THE MERGER-- Effective Time."

BACKGROUND OF THE MERGER

    For a discussion of the background of the Merger, see the discussion under the heading "THE MERGER--Background of the Merger" herein.

RECOMMENDATION OF THE BOARD OF DIRECTORS; REASONS FOR THE MERGER

    THE OXFORD BOARD OF DIRECTORS (THE "OXFORD BOARD") HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT, HAS DETERMINED THAT THE MERGER IS FAIR TO, AND IN THE BEST INTERESTS OF, OXFORD AND ITS

SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT OXFORD'S SHAREHOLDERS VOTE FOR APPROVAL OF THE MERGER AGREEMENT.

    For a discussion of the factors considered by the Oxford Board in approving the Merger Agreement, see "THE MERGER--Recommendation of the Board of Directors; Reasons for the Merger."

OPINION OF FINANCIAL ADVISOR

    Prudential Securities Incorporated ("Prudential Securities") has rendered a written opinion to the Oxford Board, dated as of January 14, 1997, to the effect that, as of such date, the Exchange Ratio was fair, from a financial point of view, to the shareholders of Oxford. As discussed in "THE MERGER-- Recommendation of the Board of Directors; Reasons for the Merger," Prudential Securities' opinion and the presentation to the Oxford Board were among the factors considered by the Oxford Board in reaching its determination to approve the Merger. The opinion of Prudential Securities is attached as Annex D to this Proxy Statement/Prospectus. Shareholders are urged to read such opinion in its entirety for a description of the procedures followed, assumptions made, matters considered and qualifications on the review undertaken by Prudential Securities in connection therewith. See "THE MERGER--Opinion of Financial Advisor."

INTERESTS OF CERTAIN PERSONS IN THE MERGER

    Certain members of Oxford's management and the Oxford Board have interests in the Merger in addition to their interests as shareholders of Oxford generally. These include provisions in the Merger Agreement relating to indemnification by Barnett and the provision by Oxford of new employment agreements for Michael C. Pascucci, John A. Danzi and Christopher S. Pascucci, each of whom is a director and an executive officer of Oxford. The Oxford Board was aware of these interests when it approved the Merger Agreement and the transactions contemplated thereby. See "THE MERGER-- Interests of Certain Persons in the Merger."

CONDITIONS; REGULATORY APPROVALS

    Consummation of the Merger is subject to various conditions, including, among others, receipt of the shareholder approval solicited hereby, receipt of necessary regulatory approvals, receipt of opinions of counsel regarding certain federal income tax consequences of the Merger, the continued employment of certain key employees of Oxford, and the satisfaction of other customary closing conditions. See "THE MERGER--Conditions to the Merger."

    Consummation of the Merger and the transactions contemplated thereby are subject to the prior approval of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board") or the Federal Reserve Bank of Atlanta acting pursuant to delegated authority and certain other approvals from governmental entities. See "THE MERGER--Regulatory and Other Approvals Required for the Merger."

TERMINATION OF THE MERGER AGREEMENT

    The Merger Agreement may be terminated at any time prior to the Effective Time by the mutual consent of Oxford and Barnett and by either of them individually under certain specified circumstances, including if the Merger has not been consummated by September 30, 1997. See "THE MERGER--Waiver and Amendment; Termination."

STOCK EXCHANGE LISTING

    The Barnett Common Stock is listed on the NYSE. Barnett has agreed to use all reasonable efforts to cause the shares of Barnett Common Stock to be issued in the Merger to be approved for listing on the

NYSE. See "THE MERGER--Stock Exchange Listing." The obligation of each of Oxford and Barnett to consummate the Merger is subject to approval for listing by the NYSE of such shares. See "THE MERGER--Conditions to the Merger."

ANTICIPATED ACCOUNTING TREATMENT

    Upon consummation of the Merger, Barnett will account for the acquisition of Oxford using the purchase method of accounting. See "THE MERGER--Anticipated Accounting Treatment."

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

    It is a condition to the obligation of Barnett to consummate the Merger that Barnett shall have received an opinion of its counsel, dated as of the Effective Time, in form and substance reasonably satisfactory to Barnett, substantially to the effect that the Merger will be treated as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that, accordingly, for federal income tax purposes no gain or loss will be recognized by Barnett, Merger Sub or Oxford as a result of the Merger. It is a condition to the obligation of Oxford to consummate the Merger that Oxford shall have received an opinion of its counsel, dated as of the Effective Time, in form and substance reasonably satisfactory to Oxford, substantially to the effect that the Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code and that, accordingly, for federal income tax purposes (i) no gain or loss will be recognized by Oxford as a result of the Merger, (ii) no gain or loss will be recognized by the shareholders of Oxford who exchange all of their Oxford Common Stock solely for Barnett Common Stock pursuant to the Merger (except with respect to cash received in lieu of a fractional share interest in Barnett Common Stock) and (iii) the aggregate tax basis of Barnett Common Stock received by shareholders of Oxford who exchange all of their Oxford Common Stock solely for Barnett Common Stock pursuant to the Merger will be the same as the aggregate tax basis of the Oxford Common Stock surrendered in exchange therefor. Each of these conditions is waivable at the option of the party entitled to receive the requisite opinion. Oxford shareholders are urged to consult their tax advisors concerning the specific tax consequences to them of the Merger, including the applicability and effect of various state, local and foreign tax laws. See "THE MERGER--Certain Federal Income Tax Consequences of the Merger" and "--Conditions to the Merger."

DISSENTERS' RIGHTS

    Holders of Oxford Common Stock who deliver a written objection to the Merger to the Corporate Secretary of Oxford before the Oxford Meeting or at the Oxford Meeting but before the vote on the adoption of the Merger Agreement and otherwise comply with the additional requirements of Section 623 of the New York Business Corporation Law (the "BCL") will be entitled to dissenters' rights in connection with the Merger. A copy of Section 623 is attached to this Proxy Statement/Prospectus as Annex E. See "THE MERGER--Dissenters' Rights."

STOCK OPTION AGREEMENT; VOTING AGREEMENT

    Execution of the Stock Option Agreement, dated as of January 15, 1997, by and between Oxford and Barnett (the "Stock Option Agreement"), and the Voting Agreement, dated as of January 14, 1997, among Barnett and certain holders of Oxford Common Stock (the "Voting Agreement"), was a condition to Barnett's merger proposal. Pursuant to the Stock Option Agreement, Oxford granted Barnett an option (the "Option") to purchase 2,974,658 shares of Class A Common Stock at an exercise price of $33.75 per share (the closing price of the Class A Common Stock on January 13, 1997, the day prior to the public announcement of the proposed Merger), subject to the terms and conditions set forth therein. The Option may only be exercised upon the occurrence of certain events (none of which has occurred) generally relating to attempts by one or more third parties to acquire all of or a significant interest in Oxford.

    The Voting Agreement provides that the holders of Oxford Common Stock that are parties to such agreement (which are certain directors and executive officers of Oxford and their affiliates) will vote shares of Oxford Common Stock owned by them, representing approximately 87% of the total voting power of Oxford, for the approval and adoption of the Merger Agreement. The Voting Agreement also provides that such holders will vote against any proposal with respect to an alternative business combination.

    The Stock Option Agreement and the Voting Agreement are intended to increase the likelihood that the Merger will be consummated in accordance with the terms of the Merger Agreement. Certain aspects of the Stock Option Agreement may have the effect of discouraging persons who might now or prior to the Effective Time be interested in acquiring all of or a significant interest in Oxford from considering or proposing such an acquisition, even if such persons were prepared to pay a higher price per share for Oxford Common Stock than the price per share implicit in the Exchange Ratio. See "THE MERGER-- Recommendation of the Board of Directors; Reasons for the Merger."

    The Stock Option Agreement and the Voting Agreement are attached as Annex B and Annex C, respectively, to this Proxy Statement/Prospectus and are incorporated herein by reference. See "CERTAIN RELATED TRANSACTIONS--Stock Option Agreement" and "--Voting Agreement."

COMPARISON OF SHAREHOLDER RIGHTS

    At the Effective Time, Oxford shareholders automatically will become shareholders of Barnett and their rights as shareholders of Barnett will be governed by the Florida Business Corporation Act and by Barnett's Amended and Restated Articles of Incorporation and Amended and Restated By-laws. The rights of shareholders of Barnett differ from the rights of the shareholders of Oxford with respect to certain important matters, including, among others, the ability of shareholders to call a special meeting of shareholders, the ability of shareholders to act by written consent, the procedures governing shareholder nominations of directors and proposals for business, the vote required for certain business combinations, shareholder rights plans and the removal of directors. For a summary of these differences, see "COMPARISON OF SHAREHOLDER RIGHTS."

                   SELECTED HISTORICAL FINANCIAL INFORMATION

    The following tables set forth selected historical consolidated financial information for Barnett for the five years ended December 31, 1996, and for Oxford for the five years ended June 30, 1996 and the six month periods ended December 31, 1996 and December 31, 1995. The tables have been derived from, and should be read in conjunction with, the historical financial statements of Barnett and Oxford, including the related notes thereto incorporated by reference in this Proxy Statement/Prospectus. See "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE." The financial information for the six month periods ended December 31, 1996 and 1995 for Oxford is unaudited and reflects, in the opinion of the management of Oxford, all adjustments necessary for a fair presentation of such information. Results for these interim periods are not necessarily indicative of the results which may be expected for the full year or any other interim period.

                              BARNETT BANKS, INC.
             SELECTED HISTORICAL FINANCIAL INFORMATION (UNAUDITED)
                (IN THOUSANDS, EXCEPT RATIOS AND PER SHARE DATA)

                                                                YEARS ENDED DECEMBER 31,
                                             ---------------------------------------------------------------
                                                1996         1995         1994         1993         1992
                                             -----------  -----------  -----------  -----------  -----------
CONSOLIDATED SUMMARY OF OPERATIONS:
  Interest income..........................  $ 3,005,790  $ 2,960,987  $ 2,554,893  $ 2,530,939  $ 2,821,890
  Interest expense.........................    1,136,770    1,219,253      921,408      880,105    1,143,680
                                             -----------  -----------  -----------  -----------  -----------
  Net interest income......................    1,869,020    1,741,734    1,633,485    1,650,834    1,678,210
  Provision for loan losses................      154,572      122,531       74,049      120,410      257,277
  Non-interest income......................      791,297      714,029      555,686      601,107      586,546
  Net security gains/(losses)..............       19,197        4,994      (13,086)      (2,098)      34,169
  Special charges(1).......................       24,524      --           --           --            92,575
  Non-interest expense.....................    1,592,464    1,518,632    1,364,231    1,500,957    1,645,511
                                             -----------  -----------  -----------  -----------  -----------
  Income before income taxes...............      907,954      819,594      737,805      628,476      303,562
  Provision for income taxes...............      341,082      286,293      249,834      207,482       95,310
                                             -----------  -----------  -----------  -----------  -----------
  Income before accounting changes.........      566,872      533,301      487,971      420,994      208,252
  Cumulative effect of accounting
    changes................................      --           --           --           --              (596)
                                             -----------  -----------  -----------  -----------  -----------
  Income after accounting changes and
    before minority interest...............      566,872      533,301      487,971      420,994      207,656
  Minority interest, net of taxes..........       (2,381)     --           --           --           --
                                             -----------  -----------  -----------  -----------  -----------
  Net income...............................  $   564,491  $   533,301  $   487,971  $   420,994  $   207,656
                                             -----------  -----------  -----------  -----------  -----------
                                             -----------  -----------  -----------  -----------  -----------
  Weighted average common shares (fully
    diluted)...............................  197,354,540  207,959,474  209,532,262  209,736,114  205,700,302
  Common shares outstanding at period
    end....................................  189,668,922  189,730,736  193,465,508  194,808,850  193,286,866
CONSOLIDATED PER SHARE DATA:
  Fully diluted earnings per share.........  $      2.86  $      2.56  $      2.33  $      2.01  $      0.99
  Cash dividends declared on common
    stock..................................         1.05         0.91         0.80         0.71         0.66
  Dividend payout ratio....................        36.71%       35.55%       34.33%       35.32%       66.67%
  Common book value per share (2)..........        18.10        17.13        15.54        14.17        12.70
CONSOLIDATED BALANCE SHEET DATA AT PERIOD
  END:
  Securities available-for-sale............  $ 5,031,123  $ 5,133,041  $ 2,738,600  $ 2,050,902      --
  Securities held-to-maturity..............      129,595      200,960    4,944,808    5,788,913  $ 6,823,521
  Loans, net of unearned income............   30,252,524   30,485,999   28,521,153   25,929,786   26,050,841
  Allowance for loan losses................      476,709      505,148      501,447      521,827      547,716
  Intangibles..............................      592,142      758,297      498,264      237,228      295,303
  Total assets.............................   41,231,375   41,553,545   41,278,319   38,331,109   39,464,750
  Deposits.................................   33,820,258   34,233,568   35,108,631   32,633,766   34,688,562
  Borrowings:..............................
    Short-term.............................    1,309,367    2,078,949    1,653,904    1,832,011    1,108,216
    Long-term..............................    1,206,529    1,190,814      776,678      682,124      701,292
  Shareholders' equity.....................    3,370,331    3,272,186    3,134,183    2,874,091    2,556,053
CONSOLIDATED AVERAGE BALANCE SHEET DATA:
  Securities...............................  $ 5,166,000  $ 6,453,000  $ 7,554,000  $ 6,858,000  $ 6,776,000
  Loans, net of unearned income & fees.....   30,366,000   29,772,000   26,810,000   25,840,000   26,236,000
  Total assets.............................   40,888,000   41,105,000   38,169,000   37,356,000   37,923,000
  Deposits.................................   33,179,000   33,691,000   31,710,000   32,485,000   33,221,000
  Total borrowings.........................    3,490,000    3,463,000    3,000,000    1,739,000    1,842,000
  Shareholders' equity.....................    3,325,000    3,316,000    3,029,000    2,730,000    2,511,000

--------------------------
(1) Special charges consist of a $24.5 million pre-tax Savings Association Insurance Fund assessment during 1996 and a $92.6 million restructuring charge during 1992.

(2) Computed on equity before deduction of the employee stock ownership plan obligation.

                             OXFORD RESOURCES CORP.

                   SELECTED HISTORICAL FINANCIAL INFORMATION

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                 SIX MONTHS ENDED
                                   DECEMBER 31,                   FISCAL YEAR ENDED JUNE 30,
                               --------------------  -----------------------------------------------------
                                 1996       1995       1996       1995       1994       1993       1992
                               ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                   (UNAUDITED)

STATEMENT OF OPERATIONS DATA:

  Revenues...................   $174,089   $144,328   $301,321   $243,111   $198,279   $175,534   $152,906

  Selling, general and
    administrative
    expenses.................     27,342     20,697     44,113     33,161     28,716     25,010     18,592

  Depreciation and
    amortization.............     72,876     64,618    131,837    116,036     95,776     85,708     80,103

  Interest expense...........     54,913     44,955     94,327     72,603     60,854     57,796     53,568

  Income from continuing
    operations before taxes
    on income................     18,958     14,058     31,044     21,311     12,933      7,020        643

  Taxes on income............      7,394      5,483     12,108      8,311      5,018      2,663        246

  Net income.................     11,564      8,575     18,936     13,000      7,915      4,357        397

  Net income per share (1)...      $0.77      $0.61      $1.30      $0.98      $0.66      $0.41      $0.04

  Weighted average number of
    common and common
    equivalent shares
    outstanding..............     15,088     14,113     14,588     13,305     12,045     10,563      9,612

OTHER DATA:

  Lease portfolio (at period
    end):

  Net dollar amount..........  $1,512,445 $1,228,068 $1,337,514 $1,076,545  $830,371   $668,768   $576,534

  Number.....................     95,965     77,612     85,855     67,759     55,191     45,410     38,944

  Retail installment
    contracts (at
    period end): (2)

  Net dollar amount (3)......   $425,259   $191,085   $305,376   $113,490    $68,288    $47,639    $13,532

  Number.....................     32,835     17,060     24,766     11,809      7,197      4,611      1,492

  Originations during period:

  Leases (net dollar
    amount)..................   $363,303   $296,036   $580,214   $504,690   $375,880   $264,363   $248,116

  Leases (number)............     20,115     16,865     34,163     25,250     21,194     14,817     14,132

  Retail installment
    contracts (net dollar
    amount) (2)(3)...........   $184,902   $106,128   $267,451    $80,888    $42,663    $41,700    $14,752

  Retail installment
    contracts
    (number) (2).............     11,459      6,952     17,278      6,457      3,626      3,415      1,362

BALANCE SHEET DATA:

  Vehicles under operating
    leases--net..............  $1,512,445 $1,228,068 $1,337,514 $1,076,545  $830,371   $668,768   $576,534

  Total assets...............  $1,714,454 $1,390,289 $1,520,663 $1,173,202  $906,262   $717,826   $612,703

  Notes payable and
    obligations under capital
    leases--non-recourse.....  $1,563,772 $1,280,775 $1,387,399 $1,115,983  $872,242   $716,105   $616,602

  Shareholders' equity
    (deficit)................   $103,443    $78,952    $91,463    $33,848    $20,848    $(9,716)  $(14,246)

------------------------

(1) Per share data is based on the weighted average number of common and common equivalent shares outstanding during each period.

(2) Includes retail installment contracts serviced by Oxford including those held for sale and those which have been sold.

(3) Net of unearned interest.

                           COMPARATIVE PER SHARE DATA

                                                                           TWELVE MONTHS ENDED
                                                                            DECEMBER 31, 1996
                                                                          ---------------------
NET INCOME PER SHARE (1):
  Barnett...............................................................        $    2.86
  Oxford................................................................             1.46
  Barnett pro forma.....................................................             2.78
  Oxford pro forma equivalent...........................................             2.52
CASH DIVIDENDS DECLARED PER SHARE (2):
  Barnett...............................................................             1.05
  Oxford................................................................             0.00
  Barnett pro forma.....................................................             0.98
  Oxford pro forma equivalent...........................................             0.89
BOOK VALUE PER SHARE AT PERIOD END (3):
  Barnett...............................................................            18.10
  Oxford................................................................             6.92
  Barnett pro forma.....................................................            17.40
  Oxford pro forma equivalent...........................................            15.81

------------------------

(1) Barnett pro forma net income per share data is calculated using historical income information for Barnett and Oxford divided by the average pro forma shares of the combined entity. The average pro forma shares of the combined entity have been calculated by combining Barnett's historical average shares with the historical average shares of Oxford as adjusted by the Exchange Ratio. The Oxford pro forma equivalent income per share amounts are computed by multiplying the Barnett pro forma amounts by the Exchange Ratio.

(2) Barnett pro forma cash dividends per share represent historical cash dividends declared by Barnett and assumes no changes in cash dividends declared per share. Oxford pro forma equivalent cash dividends per share represent such amounts multiplied by the Exchange Ratio.

(3) Barnett pro forma book value per share amounts are based on the common shareholders' equity, before deduction of the employee stock ownership plan obligation, of the combined entity divided by the total pro forma common shares of the combined entity based on the Exchange Ratio. The Oxford pro forma equivalent book value per share amounts are computed by multiplying the Barnett pro forma amounts by the Exchange Ratio.

                     MARKET PRICES AND DIVIDEND INFORMATION

    Barnett Common Stock is listed on the NYSE under the symbol "BBI." The Class A Common Stock is traded on NASDAQ under the symbol "OXFD."

    The following table sets forth, for the calendar periods indicated, the high and low sale prices per share for the Barnett Common Stock as reported on the NYSE, the high and low sale prices per share of the Class A Common Stock as reported on NASDAQ, and the quarterly cash dividends declared by Barnett. Oxford has not declared any dividends on the Class A Common Stock for the periods indicated.

                                                                                 BARNETT                     CLASS A
                                                                              COMMON STOCK                 COMMON STOCK
                                                                    ---------------------------------  --------------------
                                                                      HIGH        LOW      DIVIDENDS     HIGH        LOW
                                                                    ---------  ---------  -----------  ---------  ---------
1994
  Quarter ended March 31..........................................  $  22.94   $   19.88   $     .18   $   14.00  $    9.75
  Quarter ended June 30...........................................     24.07       21.63         .20       13.25       9.25
  Quarter ended September 30......................................     23.82       21.63         .21       13.50       9.25
  Quarter ended December 31.......................................     21.75       18.81         .21       13.50       8.50
1995
  Quarter ended March 31..........................................     22.88       19.38         .21       13.25      10.75
  Quarter ended June 30...........................................     26.13       22.75         .23       17.75      12.00
  Quarter ended September 30......................................     29.44       25.63         .23       26.25      17.25
  Quarter ended December 31.......................................     30.75       27.25         .24       28.00      22.50
1996
  Quarter ended March 31..........................................     31.88       27.75         .24       30.00      19.50
  Quarter ended June 30...........................................     32.06       29.50         .27       30.00      23.25
  Quarter ended September 30......................................     34.06       29.25         .27       26.25      19.88
  Quarter ended December 31, 1996.................................     44.00       34.50         .27       31.13      21.38
1997
  Quarter ended March 31 (as of February 6, 1997).................  $  45.375  $   44.25       -       $   40.00  $   29.63

    The following table sets forth the closing sales price per share of Barnett Common Stock and the Class A Common Stock and the equivalent per share price for the Class A Common Stock giving effect to the Merger on (i) January 13, 1997, the last business day preceding public announcement of the proposed Merger; and
(ii) February 6, 1997, the last practicable trading day prior to the printing of this Proxy Statement/Prospectus:

                                                                                                      EQUIVALENT
                                                                 BARNETT COMMON       CLASS A          PRICE PER
                                                                     STOCK         COMMON STOCK    OXFORD SHARE (1)
                                                                ----------------  ---------------  -----------------
January 13, 1997..............................................     $   40.88         $   33.75         $   37.14
February 6, 1997..............................................     $   45.375        $   39.75         $   41.22

------------------------

(1) The equivalent price per share of Oxford Common Stock at each specified date was determined by multiplying the last reported closing sales price of Barnett Common Stock on each specified date by the Exchange Ratio.

    OXFORD SHAREHOLDERS ARE ADVISED TO OBTAIN CURRENT MARKET QUOTATIONS FOR THE CLASS A COMMON STOCK AND BARNETT COMMON STOCK. It is expected that the market price of Barnett Common Stock will fluctuate between the date of this Proxy Statement/Prospectus and the date on which the Merger is consummated and thereafter. Because the number of shares of Barnett Common Stock to be received by Oxford shareholders in the Merger for each share of Oxford Common Stock is fixed and because the market price of the Barnett Common Stock is subject to fluctuation, the value of the shares of Barnett Common Stock that holders of Oxford Common Stock would receive in the Merger may increase or decrease prior to the Merger. No assurance can be given concerning the market price of Barnett Common Stock before or after the Effective Time. See "THE MERGER--Exchange Ratio."

                                 THE COMPANIES

    BARNETT. Barnett, a Florida corporation organized in 1930, is a bank holding company registered under the Bank Holding Company Act of 1956, as amended. As of December 31, 1996, Barnett owned and operated four commercial banks having a total of 622 banking offices throughout Florida and Georgia. Barnett Bank, N.A. is the principal bank subsidiary of Barnett. Barnett, through its bank and non-bank subsidiaries, engages in retail financial services, commercial banking, trust and investment management services, indirect auto lending, mortgage lending and consumer finance.

    As a bank holding company, Barnett is subject to regulation and supervision by the Federal Reserve Board under the BHC Act. The bank subsidiaries of Barnett are subject to regulation and supervision by the state banking authorities of the state in which the subsidiary is organized, the Office of the Comptroller of the Currency (the "OCC"), the Federal Reserve Board and/or the Federal Deposit Insurance Corporation (the "FDIC"). Barnett's nonbanking activities are also supervised by the Federal Reserve Board, the OCC and various other state and federal agencies.

    Since December 1995, Barnett has provided funding for a portion of Oxford's motor vehicle leasing operations. Each lease which is financed by Barnett is financed on a tax transferred basis whereby Barnett purchases the vehicle and leases it to Oxford which, in turn, subleases the vehicle to the lessee. Under this arrangement, Oxford also services the leases on behalf of Barnett in exchange for a servicing fee.

    At December 31, 1996, Barnett had total assets of $41.2 billion, total deposits of $33.8 billion and shareholders' equity of $3.4 billion. The principal executive offices of Barnett are located at 50 North Laura Street, Jacksonville, Florida 32202 and its telephone number is (904) 791-7720.

    For more information about Barnett, reference is made to the 1995 Barnett Form 10-K which is incorporated herein by reference. See "AVAILABLE INFORMATION," "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE" and "CERTAIN REGULATORY CONSIDERATIONS."

    OXFORD. Oxford, a New York corporation, is a specialized automobile finance company engaged in the leasing of automobiles (including passenger cars, minivans, sport/utility vehicles and light trucks) to individuals, servicing such leases during their term and remarketing the automobiles upon the expiration of the leases. Oxford currently enters into or purchases leases in 21 states through approximately 1,200 automobile dealers, substantially all of which are manufacturer-franchised. Oxford also markets an indirect automobile lending program through approximately 1,000 automobile dealers in 19 states in which it originates retail installment contracts in connection with the sale of vehicles by such automobile dealers.

    At December 31, 1996, Oxford had total assets of $1.7 billion and shareholders' equity of $103.4 million.

    Oxford was incorporated in 1974 as a wholly owned subsidiary of Trexar Corp., a Delaware corporation, and has been engaged in the automobile leasing business since 1979. On December 10, 1993, Trexar Corp. and certain of its other direct and indirect subsidiaries merged into Oxford. The executive offices of Oxford are located at 270 South Service Road, Melville, New York 11747 and its telephone number is (516) 777-8000.

    For more information about Oxford, reference is made to the 1996 Oxford Form 10-K which is incorporated herein by reference. See "AVAILABLE INFORMATION" and "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE."

                               THE OXFORD MEETING

    GENERAL. This Proxy Statement/Prospectus is being furnished to shareholders of Oxford in connection with the solicitation of proxies by the Oxford Board for use at the Oxford Meeting to be held at Oxford's executive offices located at 270 South Service Road, Melville, New York 11747 on Wednesday,

March 12, 1997 at 10:00 a.m. local time. At the Oxford Meeting, the shareholders of Oxford will be asked to approve and adopt the Merger Agreement and the consummation of the transactions contemplated thereby, which are more fully described herein. A copy of the Merger Agreement is attached as Annex A hereto.

    THE OXFORD BOARD HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT, HAS DETERMINED THAT THE MERGER IS FAIR TO, AND IN THE BEST INTERESTS OF, OXFORD AND ITS SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT OXFORD'S SHAREHOLDERS VOTE FOR APPROVAL OF THE MERGER AGREEMENT. SEE "THE MERGER--BACKGROUND OF THE MERGER" AND "--RECOMMENDATION OF THE BOARD OF DIRECTORS; REASONS FOR THE MERGER."

    RECORD DATE; VOTING; SOLICITATION AND REVOCATION OF PROXIES. The Oxford Board has fixed February 3, 1997 as the record date (the "Record Date") for the determination of those Oxford shareholders entitled to notice of and to vote at the Oxford Meeting. Only holders of record of Class A Common Stock and holders of record of Class B Common Stock at the close of business on the Record Date will be entitled to notice of and to vote at the Oxford Meeting. As of the Record Date, there were 7,864,750 and 7,102,774 shares of Class A Common Stock and Class B Common Stock, respectively, outstanding, which were held by approximately 86 and 27 holders of record, respectively. Each holder of record of shares of Class A Common Stock on the Record Date is entitled to cast one vote per share and each holder of record of shares of Class B Common Stock on the Record Date is entitled to cast ten votes per share on the proposal to approve and adopt the Merger Agreement and on any other matter properly submitted for the vote of the Oxford shareholders at the Oxford Meeting. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Oxford Common Stock entitled to vote at the Oxford Meeting is necessary to constitute a quorum at the Oxford Meeting. Abstentions will be counted as present for purposes of determining the presence or absence of a quorum at the Oxford Meeting.

    The approval and adoption of the Merger Agreement by Oxford shareholders will require the affirmative vote of at least two-thirds of the votes eligible to be cast at such meeting by the holders of the Class A Common Stock and the holders of the Class B Common Stock voting together as a class. As described in "THE MERGER--Conditions to the Merger," such shareholder approval is a condition to consummation of the Merger. In determining whether the Merger proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will not be counted and will have the same effect as a vote against the proposal to approve and adopt the Merger Agreement.

    The directors and executive officers of Oxford and their affiliates beneficially owned, as of the Record Date, 1,375,979 shares of Class A Common Stock and 7,102,774 shares of Class B Common Stock, or approximately 92 % of the total voting power of Oxford. Certain of such directors and executive officers including Michael C. Pascucci, Oxford's Chairman and Chief Executive Officer, John A. Danzi, Oxford's President, and Christopher S. Pascucci, Oxford's Chief Financial Officer (and certain of their family members and related trusts), have entered into a voting agreement pursuant to which such persons have agreed to vote shares of Oxford Common Stock owned by them, representing approximately 87% of the total voting power of Oxford, for approval and adoption of the Merger Agreement. Accordingly, the approval and adoption of the Merger Agreement is assured without the vote of any other holder of Oxford Common Stock. See "CERTAIN RELATED TRANSACTIONS-- Voting Agreement." As of the Record Date, Barnett owned 120,000 shares of Class A Common Stock, which shares will be voted for approval and adoption of the Merger Agreement. As of the Record Date, none of the directors and executive officers of Barnett owned any outstanding shares of Oxford Common Stock.

    All shares of Oxford Common Stock which are entitled to be voted and are represented at the Oxford Meeting by properly executed proxies received prior to or at such meeting, and not revoked, will be voted at such meeting, in accordance with the instructions indicated on such proxies. If no instructions are indicated, such proxies will be voted for the approval and adoption of the Merger Agreement and otherwise in the discretion of the proxy holders, including with respect to, among other things, a motion to adjourn or postpone the Oxford Meeting to another time and/or place; provided, however, that no proxy which is voted against the proposal to approve and adopt the Merger Agreement will be voted in favor of any such adjournment or postponement.

    The presence of a shareholder at the Oxford Meeting will not automatically revoke such shareholder's proxy. Any proxy given by an Oxford shareholder pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by (i) delivering to the Corporate Secretary of Oxford a written notice of revocation bearing a later date than the proxy; (ii) delivering to the Corporate Secretary of Oxford a duly executed proxy bearing a later date; or (iii) attending the Oxford Meeting and voting in person. Any written notice of revocation or subsequently executed proxy should be sent so as to be delivered to Oxford Resources Corp., 270 South Service Road, Melville, New York 11747, Attention: Corporate Secretary, or hand delivered to Oxford's Corporate Secretary at or before the taking of the vote at the Oxford Meeting.

    Oxford will bear all expenses of this solicitation of proxies from the holders of Oxford Common Stock, except that the cost of preparing and mailing this Proxy Statement/Prospectus will be borne equally by Oxford and Barnett. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers and employees of Oxford in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Oxford has retained Corporate Investor Communications, Inc., a proxy solicitation firm, to assist in such solicitation. The fee to be paid to such firm is not expected to exceed $3,500 plus reasonable out-of-pocket costs and expenses. In addition, Oxford will make arrangements with brokerage firms and other custodians, nominees and fiduciaries to send proxy materials to their principals and will reimburse such parties for their expenses in doing so.

                                   THE MERGER

    The following information concerning the Merger, insofar as it relates to matters contained in the Merger Agreement, describes the material aspects of the Merger but does not purport to be a complete description and is qualified in its entirety by reference to the Merger Agreement which is incorporated herein by reference and attached hereto as Annex A. Oxford shareholders are urged to read carefully and in its entirety the Merger Agreement.

EFFECTS OF THE MERGER

    Pursuant to the terms of the Merger Agreement, subject to the satisfaction or waiver (where permissible) of certain conditions, including, among other things, the receipt of all necessary regulatory approvals, the expiration of all waiting periods in respect thereof and the approval of the Merger Agreement by the requisite vote of the shareholders of Oxford, Merger Sub will be merged with and into Oxford and Oxford shareholders will become shareholders of Barnett. Oxford will be the surviving corporation in the Merger and will continue its corporate existence under the laws of the State of New York as a wholly owned subsidiary of Barnett. Upon consummation of the Merger, the separate corporate existence of Merger Sub will terminate.

    Each outstanding share of Barnett Common Stock at the Effective Time will remain outstanding and unchanged as a result of the Merger.

EXCHANGE RATIO

    At the Effective Time, each issued and outstanding share of Oxford Common Stock, except for shares of Oxford Common Stock owned directly or indirectly by Barnett or Oxford (other than in managed accounts, trust accounts or otherwise in a fiduciary capacity) and shares of Oxford Common Stock as to which the holder thereof shall have exercised dissenter's rights, will be converted into and exchangeable for .9085 shares of Barnett Common Stock and a corresponding number of rights attached thereto pursuant to the Barnett Rights Agreement.

    It is expected that the market price of Barnett Common Stock will fluctuate between the date of this Proxy Statement/Prospectus and the date on which the Merger is consummated and thereafter. Because the number of shares of Barnett Common Stock to be received by Oxford shareholders in the Merger for each share of Oxford Common Stock is fixed and because the market price of the Barnett Common Stock is subject to fluctuation, the value of the shares of Barnett Common Stock that holders of Oxford Common Stock would receive in the Merger may increase or decrease prior to the Merger. No assurance can be given concerning the market price of the Barnett Common Stock before or after the Effective Time.

    No fractional shares of Barnett Common Stock will be issued in connection with the Merger. In lieu of the issuance of fractional shares, Barnett will make a cash payment to each Oxford shareholder who otherwise would be entitled to receive a fractional share equal to the product of (i) the fractional interest which an Oxford shareholder would otherwise receive and (ii) the average of the closing sale prices of Barnett Common Stock on the NYSE for the five trading days immediately preceding the Effective Time.

    In addition, at the Effective Time, each outstanding and unexercised option to purchase shares of Class A Common Stock (an "Oxford Option"), other than the option granted to Barnett pursuant to the Stock Option Agreement, will be assumed by Barnett. After the Effective Time, each Oxford Option will be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under such Oxford Option immediately prior to the Effective Time, the number of shares of Barnett Common Stock equal to the product, rounded down to the nearest share, of the number of shares of Oxford Common Stock subject to the Oxford Option and the Exchange Ratio (together with a corresponding number of rights attached thereto pursuant to the Barnett Rights Agreement), at a price per share equal to the exercise price per share of Oxford Common Stock otherwise purchasable pursuant to such Oxford Option divided by the Exchange Ratio, rounded up to the nearest cent. There are no options to purchase shares of Class B Common Stock.

EFFECTIVE TIME

    The Merger will become effective at the date and time set forth in the Certificate of Merger which will be filed with the Secretary of State of the State of New York. The Merger Agreement requires such certificate to be filed on the first day (the "Closing Date") which is, unless Barnett determines otherwise, (i) the last business day of a month and (ii) at least 10 business days after satisfaction or waiver of the latest to occur of certain conditions to the Merger specified in the Merger Agreement. See "--Conditions to the Merger." The Merger Agreement may be terminated by either party if, among other reasons, the Merger has not been consummated on or before September 30, 1997. See "--Waiver and Amendment; Termination."

BACKGROUND OF THE MERGER

    On November 5, 1996, representatives of Barnett met with members of Oxford's senior executive management. At this meeting, Barnett's representatives inquired as to Oxford's interest in pursuing a strategic combination with Barnett. Barnett was looking to strengthen and expand significantly its automobile finance operations and, as one of Oxford's active motor vehicle lease financing sources, was familiar with Oxford and its management and believed Oxford would help Barnett achieve that goal.

    During the two weeks after the meeting with Barnett, members of Oxford's senior management and one of Oxford's outside directors met with representatives of Oxford's financial advisor, Prudential Securities, in order to examine Oxford's strategic plans and options for growth. The other outside directors were informed of and consulted with respect to the Barnett overture and the discussions with Prudential

Securities during this period. On November 19, 1996, Prudential Securities was formally retained as Oxford's exclusive financial advisor for the purpose of exploring Oxford's strategic alternatives.

    Prudential Securities advised senior management that a strategic combination with a strong regional bank with a significant automobile finance operation would present a significant opportunity for Oxford to achieve its long-term goals of increasing Oxford's competitiveness with other automobile finance lenders and lessors and expanding its operations nationally. Oxford's management identified its ability to lower its cost of funds as a key element in its ability to become more competitive. After further discussions with Oxford's management, Prudential Securities identified six potential partners, including Barnett. Oxford's management also discussed with Prudential Securities the need to act discreetly and expediently because negotiations with one or more banks could have had an adverse effect on Oxford's ability to continue financing its operations through other banks and financial institutions.

    In late November, Prudential Securities initiated contacts with four of the six identified candidates to inquire as to their interest in entering into a business combination with Oxford. One of these four expressed interest but, after signing a confidentiality agreement with Oxford, did not undertake any due diligence review of Oxford. After some preliminary discussions with Prudential Securities, this candidate scheduled a meeting but, due to the parties' scheduling requirements, such meeting was postponed and was not rescheduled. At the same time, Oxford initiated contact with the two other candidates, including Barnett, both of which were active in financing Oxford's motor vehicle lease operations. Both Barnett and the other candidate entered into confidentiality agreements with Oxford.

    From November 20, 1996 through late December 1996, members of Oxford's senior management and representatives of Barnett had a series of face-to-face meetings and conference telephone calls, some of which included representatives of their respective financial advisors. These conversations became increasingly detailed as the respective parties discussed the structure, the business benefits and a financial analysis of a potential business combination between them. Oxford's senior management continued to consult with Prudential Securities during this period as well.

    On December 27, 1996, Oxford's Chairman met with senior executives of Barnett to discuss a possible transaction. At this meeting, a representative of Barnett indicated that Barnett would be willing to undertake a stock-for-stock merger with Oxford that would value the Oxford Common Stock in a range between $35 and $37 per share, contingent on approval by Barnett's Board of Directors (the "Barnett Board"). It was agreed at this meeting that Barnett would commence its due diligence review of Oxford. From January 6, 1997 though January 10, 1997, Barnett conducted a due diligence review of Oxford.

    On several occasions during the period from late November 1996 through early January 1997, Oxford contacted the other party that had expressed to Oxford interest in a business combination with Oxford. These contacts included an extensive presentation by Oxford on December 9, 1996 regarding a potential strategic business combination, the delivery by such party on December 13, 1996 of a preliminary due diligence request list and Oxford's delivery of the requested materials on the following business day, December 16, 1996. However, while this other party continued to express interest in a transaction with Oxford, it was unable to arrange for further discussions and due diligence due to its own internal matters despite Oxford's encouragement that such other party act promptly. On January 3, 1997, this other party gave Oxford a verbal indication of interest. Such other party indicated that it believed it could undertake a stock-for-stock merger, which would value the Oxford Common Stock in a range from $34 to $39 per share, but that the making of an offer was subject to completion of extensive due diligence, the timing of which could not be committed to at that time by such other party, and the approval of its board of directors. Although a representative of such other party later preliminarily scheduled to commence its due diligence review on January 15, 1997, no one representing such other party ever finalized such plans.

    From January 6, 1997 through January 13, 1997, Oxford and Barnett, in conjunction with their respective legal, financial, tax and accounting advisors commenced their negotiations of a definitive merger agreement.

    On January 8 and 9, 1997, Oxford's Chairman had a series of teleconferences with Oxford's outside directors to discuss the status of the negotiations with and the due diligence review by Barnett. The outside directors were also provided with copies of the first draft of the merger agreement and materials relating to Barnett and Oxford's reasons for seeking a strategic business combination. These matters were discussed during the teleconferences as well.

    From January 10, 1997 through January 13, 1997, Oxford, through certain of its executive officers, conducted a due diligence review of Barnett, with assistance from representatives of Prudential Securities.

    On January 13, 1997, senior management of each of Oxford and Barnett, together with certain of their respective legal and financial advisors and accountants, met to resolve the remaining business and legal issues which had arisen during the course of the negotiations. In particular, pricing was at issue. Upon resolution of the remaining issues, the parties agreed to complete the documentation and convene special meetings of their respective boards of directors to seek approval of the proposed combination.

    On January 14, 1997, the boards of directors of each of Oxford and Barnett unanimously approved the proposed Merger and the Merger Agreement. The Merger Agreement was signed and a joint press release announcing the proposed Merger was issued thereafter.

RECOMMENDATION OF THE BOARD OF DIRECTORS; REASONS FOR THE MERGER

    The Oxford Board has approved unanimously the Merger Agreement, has determined unanimously that the Merger is fair and in the best interests of Oxford and its shareholders and recommends unanimously that the shareholders of Oxford vote FOR the approval and adoption of the Merger Agreement and the consummation of the Merger.

    The Oxford Board believes that the consummation of the Merger is an important step toward Oxford's long-range strategic goal of becoming a competitive national automobile finance company.

    Prior to approving the Merger, the Oxford Board received information regarding, analyzed and considered, and was favorably influenced by, the following:

        (i) The potential efficiencies and synergies which could be realized by combining the operations of Oxford and Barnett, the complementary nature of their product lines and the absence of significant geographic overlap of their respective operations which may enhance the competitive position and long-term value of the stock of the combined company.

        (ii) The terms of the Merger Agreement, including the agreement to retain Oxford's management and to operate independently Oxford's business through a wholly owned subsidiary.

        (iii) Oxford's and Barnett's respective plans for national expansion of their automobile financing programs and the compatibility of their respective business and operating strategies.

        (iv) The highly competitive nature of the automobile finance industry.

        (v) The business, operations, properties, assets, financial condition and operating results of each of Oxford and Barnett and the combined company on a pro forma basis.

        (vi) Oxford's future financial prospects, particularly in light of the need for a lower cost of funds, and the ability of Barnett to satisfy such need.

        (vii) The opportunity for Oxford's shareholders to participate, as holders of Barnett Common Stock, in the anticipated growth of the combined company's national automobile finance business as well as Barnett's projected growth generally, which growth may provide Oxford shareholders with a greater opportunity for long-term appreciation and liquidity than if Oxford remained independent.

        (viii) An analysis of the Merger and the benefits to the Oxford shareholders conducted by Oxford's financial advisor, Prudential Securities, as well as Prudential Securities' opinion as to the fairness to Oxford's shareholders from a financial point of view of the Exchange Ratio (see "--Opinion of Financial Advisor").

        (ix) The tax treatment of the transaction to Oxford and its shareholders (see "--Certain Federal Income Tax Consequences of the Merger").

    The Oxford Board also considered, in evaluating other potential proposals, the advanced stage of Barnett's proposal and the level of Barnett's interest in consummating the Merger, and that the benefits of the Barnett offer, coupled with the directors' ability to exercise their fiduciary duties if a credible superior offer were to be made, outweighed the potential benefits to Oxford of foregoing the opportunity with Barnett in order either to seek other partners or remain independent.

    The Oxford Board also considered various potential negative factors relating to the Merger but concluded that these factors were outweighed by the potential benefits to be gained by the Merger. The negative factors considered by the Oxford Board included the following:

        (i) The risk that the announcement of the Merger might disrupt Oxford's financing relationships and, if the Merger were not completed after announced (for whatever reason), the risk that Oxford might not be able to finance its operations.

        (ii) The risk that the business synergies and operating efficiencies sought in the Merger would not be fully achieved.

        (iii) The risk that the trading price of the Barnett Common Stock might be adversely affected by the announcement of the Merger and the value received in the Merger by Oxford's shareholders would decrease accordingly.

        (iv) The existence of the Stock Option Agreement might inhibit other offers from being made despite the Oxford Board's ability, pursuant to the Merger Agreement, to exercise its fiduciary duties under certain circumstances but the recognition that the execution of the Stock Option Agreement was a condition to Barnett's proposal.

    In view of the variety of factors considered in connection with its evaluation of the Merger, the Oxford Board did not find it practicable to and did not quantify or otherwise assign relative weights to the factors considered in reaching its determination. In addition, individual members of the Oxford Board may have given different weights to different factors. For a discussion of the interests of the executive officers and directors of Oxford in the Merger, see "Interests of Certain Persons in the Merger."

BARNETT'S REASONS FOR THE MERGER

    In reaching its determination to enter into the Merger Agreement, the Barnett Board considered a number of factors, including the following: (i) the Barnett Board's familiarity with and review of Barnett's automobile finance business, operations, earnings and prospects; (ii) the Barnett Board's review, based in part on a presentation by Barnett's senior management regarding its due diligence on Oxford, of the business, operations, earnings and financial condition of Oxford on an historical and pro forma basis, and the enhanced opportunities for growth that the Merger makes possible; (iii) a variety of factors affecting and relating to the overall strategic focus of Barnett, including, without limitation, opportunities for growth in automobile leasing and lending and opportunities available to Barnett in the market areas where Oxford conducts business; and (iv) the terms of the Merger Agreement, the Stock Option Agreement, the Voting

Agreement, the employment agreements described under "--Interests of Certain Persons in the Merger" and the other documents executed in connection with the Merger. The Barnett Board did not assign any specific or relative weight to the factors in its consideration.

OPINION OF FINANCIAL ADVISOR

    On January 14, 1997, Prudential Securities delivered a written opinion (the "Opinion") to the Oxford Board that, as of such date, the Exchange Ratio was fair from a financial point of view to the shareholders of Oxford. Prudential Securities made a presentation of the financial analysis underlying the Opinion at a special meeting of the Oxford Board held on January 14, 1997 and provided the members of the Oxford Board with a detailed report setting forth the financial analysis underlying the Opinion. This analysis, as presented to the Oxford Board, is summarized below. All of the members of the Oxford Board were present at the meeting (one via telephone) and each Board member had the opportunity to ask questions regarding the report. Prudential Securities discussed with the Oxford Board the information in the report, and the financial data and other factors considered by Prudential Securities in conducting its analysis, all of which are summarized below.

    In requesting the Opinion, the Oxford Board did not give any special instructions to Prudential Securities or impose any limitation upon the scope of the investigation that Prudential Securities deemed necessary to enable it to deliver the Opinion. A copy of the Opinion, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached to this Proxy Statement/ Prospectus as Appendix D and is incorporated herein by reference. The summary of the Opinion set forth below is qualified in its entirety by reference to the full text of the Opinion. Oxford's shareholders are urged to read the Opinion in its entirety. The Opinion is directed only to the fairness of the Exchange Ratio to the shareholders of Oxford from a financial point of view and does not constitute a recommendation to any shareholder as to how such shareholder should vote at the Oxford Meeting.

    Oxford selected Prudential Securities to provide a fairness opinion because it is a nationally recognized investment banking firm engaged in the valuation of businesses and their securities in connection with mergers and acquisitions and for other purposes and has substantial experience in transactions similar to the Merger. The engagement letter with Prudential Securities provides that Oxford will pay Prudential Securities an advisory fee equal to .6% of the consideration received by the Oxford shareholders upon and subject to the consummation of the Merger (based upon the closing price of the Barnett Common Stock on January 13, 1997 the day prior to the public announcement of the proposed Merger). In addition, the engagement letter with Prudential Securities provides that Oxford will reimburse Prudential Securities for its out-of-pocket expenses and will indemnify Prudential Securities and certain related persons against certain liabilities, including liabilities under securities laws, arising out of the Merger or its engagement.

    In conducting its analysis and arriving at the Opinion, Prudential Securities reviewed such information and considered such financial data and other factors as Prudential Securities deemed relevant under the circumstances, including, among others, the following: (i) a draft of the Merger Agreement, dated January 14, 1997; (ii) certain historical financial and operating data that are publicly available concerning Oxford, including, but not limited to, the Annual Report to Shareholders and Annual Report on Form 10-K of Oxford for the fiscal years ended June 30, 1996, 1995 and 1994, the Quarterly Report on Form 10-Q of Oxford for the quarter ended September 30, 1996, the Proxy Statement for the Annual Meeting of Shareholders held on November 4, 1996, the Oxford Prospectus, dated October 19, 1995, relating to the sale of 2,300,000 shares of Class A Common Stock and the Oxford Prospectus, dated December 10, 1993, relating to the initial public offering of Class A Common Stock; (iii) certain historical financial and operating data that are publicly available concerning Barnett including, but not limited to, the Annual Report to Shareholders and Annual Report on Form 10-K for the fiscal years ended December 31, 1995, 1994 and 1993, the Quarterly Reports on Form 10-Q for the quarters ended March 31, 1996, June 30, 1996 and September 30, 1996, the Proxy Statement for the Annual Meeting of Shareholders held on April 17, 1996 and a press release announcing financial results for the fiscal year ended December 31, 1996, dated

January 13, 1997; (iv) certain information of Oxford, including written financial forecasts for future fiscal years, prepared by Oxford's management;
(v) publicly available financial, operating and stock market data concerning certain companies engaged in businesses Prudential Securities deemed comparable to Oxford or otherwise relevant to its inquiry; (vi) publicly available financial, operating and stock market data concerning certain companies engaged in businesses Prudential Securities deemed comparable to Barnett or otherwise relevant to its inquiry; (vii) the historical stock prices and trading volumes of the Class A Common Stock and the Barnett Common Stock; and (viii) such other financial studies, analyses and investigations that Prudential Securities deemed appropriate. Prudential Securities assumed, with Oxford's consent, that the draft of the Merger Agreement which Prudential Securities reviewed would conform in all material respects to that document when in final form.

    Representatives of Prudential Securities met with the senior management of Oxford and Barnett to discuss (i) the prospects for their respective businesses,
(ii) their estimates of such businesses' future financial performance, (iii) the financial impact of the Merger on the respective companies, including potential incremental earnings and cost savings, and (iv) such other matters that Prudential Securities deemed relevant.

    In connection with its review and analysis and in arriving at its opinion, Prudential Securities assumed and relied upon the accuracy and completeness of the financial and other information provided to it by Oxford and Barnett and did not undertake any independent verification of such information or any independent valuation or appraisal of any of the assets of Oxford or Barnett. With respect to certain financial forecasts provided to Prudential Securities by Oxford and the forecasts discussed with Prudential Securities by Barnett, Prudential Securities assumed that the information represents each respective management's best currently available estimate as to the future financial performance of Oxford and of Barnett.

    In arriving at the conclusion set forth in the Opinion, Prudential Securities performed a variety of financial analyses, including those summarized herein. The summary set forth below of the analyses presented to the Oxford Board at its January 14, 1997 meeting does not purport to be a complete description of the analyses performed. The preparation of a fairness opinion is a complex process that involves various determinations as to the most appropriate and relevant methods of financial analyses and the application of these methods to the particular circumstance and, therefore, such an opinion is not necessarily susceptible to partial analysis or summary description. Prudential Securities believes that its analysis must be considered as a whole and that selecting portions thereof or portions of the factors considered by it, without considering all analyses and factors, could create an incomplete view of the evaluation process underlying the Opinion. Prudential Securities made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Oxford and Barnett. Any estimates contained in Prudential Securities' analyses are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses. Additionally, estimates of the values of businesses and securities do not purport to be appraisals or necessarily reflect the prices at which businesses or securities may be sold. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty. Subject to the foregoing, the following is a summary of the material financial analyses performed by Prudential Securities in arriving at the Opinion.

    COMPARABLE COMPANY ANALYSIS. A comparable company analysis was employed by Prudential Securities to establish an implied range for the Exchange Ratio. Prudential Securities analyzed publicly available historical and projected financial results, including multiples of current stock price to latest twelve months earning per share ("LTM EPS"), estimated calendar year 1996 earnings per share ("1996 EPS") and estimated calendar year 1997 earnings per share ("1997 EPS"), equity market value (defined as current stock price multiplied by the number of shares outstanding) to book value of certain companies considered by Prudential Securities to be reasonably similar to Oxford. The companies analyzed included: Onyx Acceptance Corp., Olympic Financial Ltd., Union Acceptance Corp. and WFS Financial Inc. (the

"Comparable Companies"). All of the trading multiples of the Comparable Companies were based on closing stock prices on January 13, 1997 and all of the earnings per share estimates were published by First Call, an on-line data service available to subscribers which compiles estimates developed by research analysts. The estimates published by First Call were not prepared in connection with the Merger or at the request of Prudential Securities. The LTM EPS were for the twelve months ended September 30, 1996 and book value was measured as of September 30, 1996.

    The Comparable Companies were found to have a current stock price estimated to be in the range of 10.8x to 15.3x LTM EPS, 10.2x to 14.4x 1996 EPS and 8.2x to 12.6x 1997 EPS, and a market value estimated to be in the range of 1.4x to 4.3x book value. Applying such multiples (after adding a 30% acquisition premium) to Oxford's LTM EPS, 1996 EPS, 1997 EPS and book value resulted in an implied range for the Exchange Ratio of .431 to .744. The Exchange Ratio is above the range for the Exchange Ratio implied by Prudential Securities's comparable company analysis.

    COMPARABLE TRANSACTION ANALYSIS. A comparable transaction analysis was employed by Prudential Securities to establish an implied range for the Exchange Ratio. Prudential Securities analyzed the consideration paid in several merger and acquisition transactions since 1994 deemed by Prudential Securities to be reasonably similar to the Merger, and considered the multiple of the equity purchase price to the acquired entity's latest 12 month's net income ("LTM net income") and book value. The transactions considered were the combinations of AMRESCO Inc./Quality Mortgage USA, Inc.; Aames Financial Corp./One Stop Mortgage; South National Corp./Regional Acceptance Corp.; Bay View Capital Corp./CTL Credit Inc.; KeyCorp/AutoFinance Group; and Barnett/EquiCredit Corp. Such transactions were found to imply for the acquired entity an equity purchase price in the range of 10.0x to 51.1x LTM net income and 1.3x to 4.9x book value. Applying such multiples to Oxford's LTM net income and book value resulted in an implied range for the Exchange Ratio of .272 to 1.253. The Exchange Ratio is above the mean and median of the range for the Exchange Ratio implied by Prudential Securities' comparable transaction analysis.

    PRO FORMA EARNINGS PER SHARE. Prudential Securities also analyzed the pro forma effect of the Merger on Barnett's fiscal year 1997 and 1998 earnings per share. An analysis of anticipated future results based on projections provided by the management of Oxford for Oxford and First Call for Barnett and certain assumptions concerning the accounting treatment of the Merger provided by the management of both Oxford and Barnett indicated that the Merger is slightly accretive to Barnett's fiscal 1997 earnings per share and accretive to Barnett's fiscal 1998 earnings per share.

    STOCK TRADING HISTORY. Prudential Securities also analyzed the history of the trading prices and volume for the Class A Common Stock and the Barnett Common Stock. Prudential Securities observed that between January 12, 1996 and January 13, 1997, the Class A Common Stock had traded in the range of $20.25 and $33.75 per share and the Barnett Common Stock had traded in the range of $27.75 and $44.50 per share. Prudential Securities also observed that, with respect to the closing prices of the Class A Common Stock and the Barnett Common Stock as of January 13, 1997, the Exchange Ratio results in an implied value per share of Oxford Stock of $37.14 which represents a premium paid of 9.6%, 22.8%, 28.1% and 52.6% over the Class A Common Stock closing price one day, one week, one month and three months prior to January 13, 1997, respectively.

    Projected financial and other information concerning Oxford and Barnett and the impact of the Merger upon holders of the Class A Common Stock is not necessarily indicative of future results. All projected financial information is subject to numerous contingencies, many of which are beyond the control of management of Oxford and Barnett.

    Prudential Securities was retained by Oxford to render the Opinion and to provide other financial advisory services in connection with the Merger and will receive a fee for such services which fee is contingent upon consummation of the Merger. In the past, Prudential Securities lead managed Oxford's offering of 2.3 million shares of Class A Common Stock on October 19, 1995 and Oxford's initial public offering of its shares of Class A Common Stock on December 10, 1993. Prudential Securities received a fee for providing these services. Prudential Securities makes a market in the shares of Class A Common Stock and, in the ordinary course of business, Prudential Securities may actively trade Class A Common Stock for its own account and for the accounts of customers, and accordingly, may at any time hold a long or short position in such securities. Prudential Securities has also provided equity research coverage on Oxford.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

    Certain members of Oxford's management and the Oxford Board may be deemed to have certain interests in the Merger that are in addition to their interests as shareholders of Oxford generally. The Oxford Board was aware of these interests when it approved the Merger Agreement and the transactions contemplated thereby.

    Pursuant to the Merger Agreement, as of the Effective Time, the executive officers and directors of Oxford, along with such officers and directors as Barnett designates, will be the executive officers and directors of the surviving corporation. Barnett has agreed that, for a period of six years after the Effective Time, it will indemnify, defend and hold harmless each person who is or who prior to the Effective Time was an officer or director of Oxford or any of its subsidiaries against all losses, expenses, claims, damages and liabilities arising out of actions or omissions occurring on or prior to the Effective Time (including with respect to the Merger and the Merger Agreement) to the full extent provided under New York law and the governing documents of Oxford. Barnett has further agreed to advance funds to any indemnified party (subject to compliance with applicable law).

    In connection with the execution of the Merger Agreement, Michael C. Pascucci, John A. Danzi and Christopher S. Pascucci, each of whom is an executive officer and director of Oxford, entered into employment agreements with Oxford. The agreements provide, among other things, for a term to expire five years after the Effective Time, a current annual salary to be paid to each such person equivalent to the salary that such officer currently receives and the continuation of their current benefits and perquisites. Each agreement also contains a covenant on the part of the executive officer not to compete with Oxford for a period of seven years following the termination of the employment period. In addition, each agreement generally provides that in the event an executive officer is terminated by Oxford (other than for Cause (as defined in such agreement)), Oxford will pay such executive all remaining salary obligations under the 5-year term. In addition, certain other management personnel of Oxford, including Peter I. Cavallaro and Robert B. Kay, each of whom is an executive officer and, in the case of Mr. Cavallaro, a director of Oxford, have entered into agreements providing for the payment to each such person of salary supplements of up to $100,000 in the aggregate if they stay in the employ of the surviving corporation for a period of four years from the Effective Time.

    Other than as set forth above, no director or executive officer of Oxford has any direct or indirect material interest in the Merger, except insofar as ownership of Oxford Common Stock (directors and executive officers of Oxford own, in the aggregate, in excess of 50% of the outstanding Oxford Common Stock) and Oxford Options might be deemed such an interest. See "--Exchange Ratio" above.

EMPLOYEE MATTERS

    Pursuant to the terms of the Merger Agreement, Barnett will use its best efforts to provide to all eligible employees of Oxford who remain employees following the Effective Time with employee welfare and pension benefits substantially equivalent (in the aggregate) to either (i) those uniformly provided from time to time to similarly situated employees of Barnett and its subsidiaries or (ii) those currently provided by Oxford and its subsidiaries.

CONVERSION OF SHARES; PROCEDURES FOR EXCHANGE OF CERTIFICATES; FRACTIONAL SHARES

    As promptly as practicable after the Effective Time, a bank or trust company selected by Barnett and reasonably satisfactory to Oxford, acting in the capacity of exchange agent (the "Exchange Agent"), will mail to each holder of record of Oxford Common Stock as of the Effective Time a form of letter of transmittal (which will specify that delivery will be effected, and risk of loss and title to holder's certificates will pass, only upon delivery of the certificates to the Exchange Agent), together with instructions for the exchange of such holder's certificates representing shares of Oxford Common Stock for certificates representing shares of Barnett Common Stock and cash in lieu of fractional shares.

    HOLDERS OF OXFORD COMMON STOCK SHOULD NOT SEND IN THEIR CERTIFICATES UNTIL THEY RECEIVE THE LETTER OF TRANSMITTAL FORM AND INSTRUCTIONS FROM THE EXCHANGE AGENT, AND SHOULD NOT RETURN SUCH STOCK CERTIFICATES WITH THE ENCLOSED PROXY.

    Upon surrender to the Exchange Agent of one or more certificates representing shares of Oxford Common Stock, together with a properly completed letter of transmittal, there will be issued and mailed to the holder of Oxford Common Stock surrendering such items a certificate or certificates representing the number of shares of Barnett Common Stock to which such holder is entitled, if any, and, where applicable, a check for the amount representing any fractional share determined in the manner described below, without interest. The Oxford certificate or certificates so surrendered will be cancelled.

    No dividend or other distribution declared after the Effective Time with respect to Barnett Common Stock will be paid to the holder of any unsurrendered Oxford certificate until the holder surrenders such certificate, at which time the holder will be entitled to receive all previously withheld dividends and distributions, without interest.

    After the Effective Time, there will be no transfers on the stock transfer books of Oxford of shares of Oxford Common Stock issued and outstanding immediately prior to the Effective Time. If certificates representing shares of Oxford Common Stock are presented for transfer after the Effective Time, they will be cancelled and exchanged for certificates representing shares of Barnett Common Stock.

    None of the Exchange Agent, Barnett or Oxford, or any other person, will be liable to any former holder of Oxford Common Stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

    If a certificate for Oxford Common Stock has been lost, stolen or destroyed, the Exchange Agent will issue the consideration properly payable in accordance with the Merger Agreement upon receipt of appropriate evidence as to such loss, theft or destruction, appropriate evidence as to the ownership of such certificate by the claimant and appropriate and customary indemnification.

    No fractional shares of Barnett Common Stock will be issued in the Merger. Instead, the Merger Agreement provides that each holder of shares of Oxford Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Barnett Common Stock will receive, in lieu thereof, cash in an amount equal to such fractional part of a share of Barnett Common Stock multiplied by the average of the closing sale prices of the Barnett Common Stock on the NYSE for the five trading days immediately preceding the Effective Time. No such holder will be entitled to dividends, voting rights or any other rights as a shareholder in respect of any fractional share which such holder would otherwise have been entitled to receive.

CONDITIONS TO THE MERGER

    The respective obligations of Barnett and Oxford to effect the Merger are subject to the satisfaction of the following conditions at or prior to the Effective Time: (i) approval and adoption of the Merger

Agreement by the requisite vote of the shareholders of Oxford (See "CERTAIN RELATED TRANSACTIONS--Voting Agreement"); (ii) the shares of Barnett Common Stock issuable to holders of Oxford Common Stock pursuant to the Merger will have been authorized for listing on the NYSE, subject to official notice of issuance; (iii) approval of the Merger Agreement and the transactions contemplated thereby (including the Merger) by the appropriate governmental authorities (all such governmental authorities being referred to as the "Governmental Entities"), other than approvals required under applicable state sales finance laws, and the expiration of any statutory waiting periods in respect thereof (collectively, the "Requisite Regulatory Approvals") (see "-- Regulatory and Other Approvals Required for the Merger" below); (iv) the Registration Statement of which this Proxy Statement/Prospectus forms a part will have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement will have been issued and no proceedings for that purpose will have been initiated or threatened by the Commission; (v) no order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement will be in effect and (vi) no statute, rule, regulation, order, injunction or decree will have been enacted, entered, promulgated or enforced by any Governmental Entity which prohibits, restricts or makes illegal the consummation of the Merger.

    The obligations of Barnett and Merger Sub to effect the Merger are further subject to the satisfaction, or waiver by Barnett, of the following conditions:
(i)(x) certain specified representations and warranties of Oxford contained in the Merger Agreement were and will be true and correct in all respects as of the date of the Merger Agreement and (except to the extent that such representations and warranties relate to an earlier date) as of the Closing Date as though made on and as of the Closing Date; (y) the other representations and warranties of Oxford contained in the Merger Agreement were and will be true and correct in all respects as of the date of the Merger Agreement and (except to the extent that such representations and warranties relate to an earlier date) as of the Closing Date as though made on and as of the Closing Date; PROVIDED, HOWEVER, that for purposes of determining the satisfaction of the condition described in this clause (i)(y), no effect will be given to any exception in such representations and warranties relating to materiality or a Material Adverse Effect (as defined below), and PROVIDED FURTHER, HOWEVER, that the representations and warranties of Oxford will be deemed true and correct in all respects unless the failure or failures of such representations and warranties to be so true and correct, individually or in the aggregate, have a Material Adverse Effect on Oxford and (z) Barnett will have received a certificate signed on behalf of Oxford by the Chief Executive Officer and Chief Financial Officer of Oxford to such effect; (ii) Oxford will have duly performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Closing Date and Barnett will have received a certificate signed on behalf of Oxford by the Chief Executive Officer and Chief Financial Officer of Oxford to such effect; (iii) the consent, approval or waiver of each person (other than the Governmental Entities) whose consent or approval will be required in order to permit the succession by the surviving corporation in the Merger to any obligation, right or interest of Oxford under any loan or credit agreement, note, mortgage, indenture, lease, license or other agreement or instrument will have been obtained, except where the failure to obtain such consents, approvals or waivers would not so materially adversely affect the economic or business benefits of the transactions contemplated by the Merger Agreement as to render inadvisable, in the reasonable good faith judgment of Barnett, the consummation of the Merger; (iv) no proceeding initiated by a Governmental Entity seeking an Injunction will be pending; (v) Barnett will have received an opinion of counsel, in form and substance reasonably satisfactory to Barnett, dated as of the Effective Time, to the effect that, on the basis of facts, representations and assumptions set forth in such opinion, which are consistent with the state of facts existing at the Effective Time, the Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code and that, accordingly, for federal income tax purposes, no gain or loss will be recognized by Barnett, Merger Sub or Oxford as a result of the Merger (see "--Certain Federal Income Tax Consequences of the Merger" below); (vi) Barnett will have received a legal opinion as to certain matters from Oxford's counsel; (vii) Oxford will have entered into employment arrangements with certain Oxford employees, such employees will have accepted employment with Oxford and will not have indicated any intent to leave the employ of Oxford (see "--Interest of Certain Persons in the Merger" above); (viii) Oxford will have amended the Agreement and Plan of Reorganization with certain stockholders of Electronic Vehicle Remarketing, Inc. in certain respects; (ix) holders of less than 5% of the Oxford Common Stock shall have elected to exercise dissenters' rights in accordance with Section 623 of the BCL in connection with the Merger and (x) approval of the Merger will have been received under applicable state sales finance laws, rules, and regulations (or is not required) from states in which Oxford originated at least 83% of the aggregate principal amount of its retail installment contract portfolio for the six month period ended December 31, 1996.

    The obligations of Oxford to effect the Merger are further subject to the satisfaction, or waiver by Oxford of the following conditions: (i)(x) certain specified representations and warranties of Barnett contained in the Merger Agreement were and will be true and correct in all respects as of the date of the Merger Agreement and (except to the extent that such representations and warranties relate to an earlier date) as of the Closing Date as though made on and as of the Effective Time; and (y) the other representations and warranties of Barnett set forth in the Merger Agreement were and will be true and correct in all respects as of the date of the Merger Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date PROVIDED, HOWEVER, that for purposes of determining the satisfaction of the condition described in this clause (i)(y), no effect will be given to any exception in such representations and warranties relating to materiality or a Material Adverse Effect, and PROVIDED FURTHER, HOWEVER, that such representations and warranties will be deemed true and correct in all respects unless the failure or failures of such representations and warranties to be so true and correct, individually or in the aggregate, represent a Material Adverse Effect on Barnett (after giving effect to the transactions contemplated by the Merger Agreement), and (z) Oxford will have received a certificate signed on behalf of Barnett by the Chief Executive Officer and the Chief Financial Officer (or other appropriate executive officers) of Barnett to such effect; (ii) Barnett will have performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Closing Date, and Oxford will have received a certificate signed on behalf of Barnett by the Chief Executive Officer and the Chief Financial Officer (or other appropriate executive officers) of Barnett to such effect; (iii) the consent or approval of each person (other than the Governmental Entities) whose consent or approval will be required in connection with the transactions contemplated by the Merger Agreement under any loan or credit agreement, note, mortgage, indenture, lease, license or other agreement or instrument to which Barnett or any of its subsidiaries is a party or is otherwise bound, except those for which the failure to obtain such consents and approvals would not, individually or in the aggregate, have a Material Adverse Effect on Barnett (after giving effect to the transactions contemplated by the Merger Agreement), will have been obtained;
(iv) no proceeding initiated by any Governmental Entity seeking an Injunction will be pending; (v) Oxford will have received from its counsel an opinion, dated as of the Effective Time, to the effect that, on the basis of facts, representations and assumptions set forth in such opinion which are consistent with the state of facts existing at the Effective Time, for federal income tax purposes, the Merger will be treated as a reorganization within the meaning of
Section 368(a) of the Code and, accordingly, for federal income tax purposes (A) no gain or loss will be recognized by Oxford as a result of the Merger; (B) no gain or loss will be recognized by the shareholders of Oxford who exchange all of their Oxford Common Stock solely for Barnett Common Stock pursuant to the Merger (except with respect to cash received in lieu of a fractional share interest in Barnett Common Stock); and (C) the aggregate tax basis of the Barnett Common Stock received by shareholders who exchange all of their Oxford Common Stock solely for Barnett Common Stock pursuant to the Merger will be the same as the aggregate tax basis of the Oxford Common Stock surrendered in exchange therefor (see "--Certain Federal Income Tax Consequences of the Merger" below); and (vi) Oxford will have received a legal opinion as to certain matters from Barnett's counsel.

    The Merger Agreement defines a "Material Adverse Effect," when applied to a party to the Merger Agreement, as any effect that is material and adverse to the business, properties, assets, liabilities, results of operations or financial condition of such party and its subsidiaries taken as whole.

    No assurance can be provided as to when, or whether, the regulatory consents and approvals necessary to consummate the Merger will be obtained or whether all of the other conditions precedent to the Merger will be satisfied (or waived by the party permitted to do so). See "--Regulatory and Other Approvals Required for the Merger." If the Merger is not effected on or before September 30, 1997, the Merger Agreement may be terminated by either Barnett or Oxford unless the failure to effect the Merger by such date is due to the breach of the Merger Agreement by the party seeking to terminate the Merger Agreement.

REGULATORY AND OTHER APPROVALS REQUIRED FOR THE MERGER

    Consummation of the Merger is subject to the prior written notice of the Merger by Barnett to the Federal Reserve Board, or the Federal Reserve Bank of Atlanta acting pursuant to delegated authority, under Section 4(c)(8) of the BHC Act. The Federal Reserve Board or the Federal Reserve Bank of Atlanta, as the case may be, has the authority to disapprove a transaction under Section 4(c)(8) of the BHC Act. In deciding whether to disapprove such a transaction, the Federal Reserve Board or the Federal Reserve Bank of Atlanta, as the case may be, will consider whether performance of the nonbanking activity by a bank holding company or a subsidiary of such company can reasonably be expected to produce benefits to the public, such as greater convenience, increased competition, or gains in efficiency, that outweigh possible adverse effects, such as undue concentration of resources, decreased or unfair competition, conflicts of interests, or unsound banking practices. The Federal Reserve Board or the Federal Reserve Bank of Atlanta, as the case may be, also maintains authority to impose conditions on a nonbanking acquisition under Section 4(c)(8) of the BHC Act. Upon receipt of the notice, the Federal Reserve Board or the Federal Reserve Bank of Atlanta, as the case may be, will forward the notice to the Department of Justice (the "DOJ") and/or Federal Trade Commission (the "FTC") pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder (the "HSR Act").

    Consummation of the Merger will also require the approval of certain state agencies in states where Oxford originates retail installment contracts. It is a condition to Barnett's obligation to consummate the Merger that approval of the Merger is received from such agencies (or that prior approval need not be obtained) in states in which Oxford originated at least 83% of the aggregate principal amount of its retail installment contract portfolio for the six-month period ended December 31, 1996. States representing approximately 81% of Oxford's retail installment contract originations for such six-month period do not require prior approval or require only prior notice (but not approval) of the Merger.

    Consummation of the Merger will also be subject to the compliance requirements of the New Jersey Industrial Site Recovery Act with respect to certain real property owned by Oxford if the Merger is determined to constitute a change in ownership of an industrial establishment.

    Barnett is not aware of any other regulatory approvals that would be required for consummation of the Merger, except as described above. Should any other approvals be required, it is presently contemplated that such approvals would be sought. There can be no assurance that any other approvals, if required, will be obtained.

    The Merger cannot proceed in the absence of the requisite regulatory approvals. See "--Conditions to the Merger" and "-- Waiver and Amendment; Termination." There can be no assurance that such regulatory approvals will be obtained, and if obtained, there can be no assurance as to the date of any such approval. There can likewise be no assurance that the DOJ will not challenge the Merger or, if such a challenge is made, as to the result thereof.

CONDUCT OF BUSINESS PENDING THE MERGER

    Pursuant to the Merger Agreement, Oxford has agreed that until the Effective Time, except as provided in the Merger Agreement, or with the prior consent of Barnett, Oxford and its subsidiaries will carry on their respective businesses in the ordinary course consistent with past practice. Oxford has agreed to use reasonable efforts to (x) preserve its business organization and that of its subsidiaries' intact, (y) keep available to itself and Barnett the present services of its and its subsidiaries' employees and (z) preserve for itself and Barnett the goodwill of its and its subsidiaries' customers and others with whom business relationships exist.

    The Merger Agreement also contains certain restrictions on the conduct of Oxford's business pending consummation of the Merger. In particular, the Merger Agreement provides that, except as provided in the Merger Agreement or with the prior written consent of Barnett, Oxford and its subsidiaries may not, among other things, (i) solely in the case of Oxford, declare or pay any dividends on, or make other distributions in respect of, any of its capital stock, (ii)(a) split, combine or reclassify any shares of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for the outstanding shares of capital stock, or (b) repurchase, redeem or otherwise acquire any shares of the capital stock of Oxford or securities convertible into or exercisable therefor, (iii) subject to certain exceptions, issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of its capital stock or securities convertible into or exercisable for, or any rights, warrants or options to acquire, any such shares (or enter into any agreement with respect to any of the foregoing), (iv) amend its Restated Certificate of Incorporation (the "Oxford Certificate"), its Second Amended and Restated By-laws (the "Oxford Bylaws") or other similar governing documents, (v) make any capital expenditures other than expenses which are made in the ordinary course of business or are necessary to maintain existing assets in good repair, and in any event are in an amount of no more than $25,000 individually and $100,000 in the aggregate, (vi) enter into any new line of business, (vii) acquire or agree to acquire, by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business or entity or otherwise acquire any assets which would be material, individually or in the aggregate, to Oxford, (viii) take any action that is intended or may reasonably be expected to result in any of its representations and warranties set forth in the Merger Agreement being or becoming untrue in any material respect, or in any of the conditions to the Merger not being satisfied, or in a violation of any provision of the Merger Agreement, except as may be required by applicable law, (ix) change its methods of accounting in effect at June 30, 1996, subject to certain exceptions, (x)(a) adopt, amend, renew or terminate (except as may be required by law) any employee benefit plan or agreement, arrangement, plan or policy between Oxford or any of its subsidiaries and any of its current or former directors, officers and employees, or (b) except for normal increases in the ordinary course of business consistent with past practice or except as required by applicable law, increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan or agreement as in effect as of the date of the Merger Agreement (including, without limitation, the granting of stock options, stock appreciation rights, restricted stock, restricted stock units or performance units or shares), (xi) take or cause to be taken (or fail to take or cause to be taken) any action that would cause the Merger to fail to qualify as a tax-free reorganization under Section 368(a) of the Code, (xii) other than activities in the ordinary course of business consistent with past practice, dispose or agree to dispose of its material assets, properties or other rights or agreements, (xiii) other than in the ordinary course of business consistent with past practice, incur any indebtedness for borrowed money, or assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other entity, (xiv) create, renew, amend or terminate or give notice to do the same to any material contract, agreement or lease for goods, services or office space to which Oxford or any of its subsidiaries is a party or by which Oxford or any of its subsidiaries or their respective property is bound, or (xv) agree to do any of the foregoing.

    Oxford also has agreed in the Merger Agreement that it will not authorize or permit any of its officers, directors, employees or agents to directly or indirectly solicit, initiate or encourage any inquiries relating to, or the making of any proposal which constitutes, a "takeover proposal" (as defined below), or, except to the extent legally required for the discharge of the fiduciary duties of the Oxford Board, (i) recommend or endorse any takeover proposal, (ii) participate in any discussions or negotiations relating to any such inquiry or proposal, or (iii) provide third parties with any non-public information, provided that Oxford may communicate information about any such takeover proposal to its shareholders if, in the judgment of the Oxford Board, based upon the advice of outside counsel, such communication is required under applicable law. Oxford has agreed to cease and cause to be terminated any existing activities, discussions or negotiations previously conducted with any parties other than Barnett with respect to any of the foregoing, has agreed to notify Barnett immediately if any such inquiries or takeover proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with, it, and will promptly inform Barnett in writing of the relevant details with respect to the foregoing. As used in the Merger Agreement, "takeover proposal" means any tender or exchange offer, proposal for a merger, consolidation or other business combination involving Oxford or any subsidiary of Oxford or any proposal or offer to acquire in any manner a substantial equity interest in, or a substantial portion of the assets of, Oxford or any subsidiary of Oxford other than the transactions contemplated or permitted by the Merger Agreement.

    Pursuant to the Merger Agreement, Barnett has also agreed that until the Effective Time, except as provided in the Merger Agreement or with the prior written consent of Oxford, neither Barnett nor any of its subsidiaries will (i) solely in the case of Barnett, declare, pay or make any extraordinary or special dividends or distributions in respect of its capital stock, except that nothing contained in the Merger Agreement will prohibit Barnett from increasing the quarterly cash dividend on the Barnett Common Stock, (ii) take any action that is intended or may reasonably be expected to result in any of its representations and warranties set forth in the Merger Agreement being or becoming untrue in any material respect, or in any of the conditions to the Merger not being satisfied, or in a violation of any provision of the Merger Agreement, except as may be required by applicable law, (iii) take or cause to be taken (or fail to take or cause to be taken) any action that would cause the Merger to fail to qualify as a tax-free reorganization under Section 368(a) of the Code, (iv) amend its Amended and Restated Articles of Incorporation (the "Articles of Barnett") or Bylaws (the "Barnett Bylaws") or other governing instrument in a manner which would adversely affect in any manner the terms of the Barnett Common Stock or the ability of Barnett to consummate the transactions contemplated by the Merger Agreement, or (vi) agree to do any of the foregoing.

WAIVER AND AMENDMENT; TERMINATION

    At any time prior to the Effective Time, and subject to applicable law, any provision of the Merger Agreement may be amended as set forth in an agreement in writing provided that, after the vote of the shareholders of Oxford, the Merger Agreement may not be amended, without further approval of such shareholders, to reduce the amount or change the form of the consideration to be received by Oxford shareholders.

    At any time prior to the Effective Time, any party may, subject to applicable law, extend the time for the performance of any obligation or other act by any other party, waive any inaccuracy in the representations and warranties of any other party or waive compliance with any agreement or condition of another party. Any such waiver must be set forth in writing and signed by the party so agreeing to extend or to waive.

    The Merger Agreement may be terminated at any time prior to the Effective Time, either before or after approval of the matters presented in connection with the Merger by the shareholders of Oxford, as follows: (i) by the mutual consent of Barnett and Oxford; (ii) by either Barnett or Oxford upon written notice to the other (a) 30 days after the date on which any request or application for a regulatory approval required for consummation of the transactions contemplated by the Merger Agreement is denied or withdrawn at the request of the Governmental Entity which must grant such approval, unless within such 30-day period a petition for rehearing or an amended application has been filed with the applicable Governmental Entity (or unless the failure to obtain the necessary regulatory approval is due to the failure of the party seeking to terminate the Merger Agreement to perform or observe its covenants and agreements set forth in the Merger Agreement) or (b) if any Governmental Entity of competent jurisdiction issues a final nonappealable order enjoining or otherwise prohibiting the consummation of any of the transactions contemplated by the Merger Agreement;
(iii) by either Barnett or Oxford in the event that the Merger has not been consummated by September 30, 1997, unless the failure to consummate the Merger is due to a breach of the Merger Agreement by the party seeking to terminate the Merger Agreement; (iv) by either Barnett or Oxford (provided that, in the case of Oxford, it is not in breach of its obligations in the Merger Agreement with respect to the meeting of Oxford shareholders to approve the Merger Agreement) if the approval of the shareholders of Oxford required for consummation of the Merger Agreement shall not have been obtained; or (v) by either Barnett or Oxford (provided that the party seeking termination is not then in material breach of any of its representations, warranties, covenants or other agreements in the Merger Agreement) in the event of (a) a material breach by the other of any of its representations or warranties contained in the Merger Agreement which is not cured within 30 days after written notice of such breach is given to the breaching party or which breach, by its nature, cannot be cured prior to the Closing or (b) a material breach of any of the covenants or agreements contained in the Merger Agreement by the other which is not cured within 30 days after written notice of such breach is given to the breaching party. In the event of the termination of the Merger Agreement by either Barnett or Oxford, neither Barnett nor Oxford will have any further obligations under the Merger Agreement except (i) for certain specified provisions of the Merger Agreement relating to confidentiality and expenses and (ii) that no party will have any liability under the Merger Agreement for any non-willful breach of such agreement and no party will be relieved or released from any liabilities or damages arising out of its willful breach of any provisions of the Merger Agreement.

RESALES OF BARNETT COMMON STOCK RECEIVED IN THE MERGER

    The shares of Barnett Common Stock to be issued in the Merger will be registered under the Securities Act and will be freely transferable under the Securities Act, except for shares issued to any Oxford shareholder who may be deemed to be an "affiliate" of Oxford for purposes of Rule 145 under the Securities Act. Affiliates may not sell their shares of Barnett Common Stock acquired in connection with the Merger except pursuant to an effective registration statement under the Securities Act covering such shares or in compliance with Rule 145 or another applicable exemption from the registration requirements of the Securities Act. This Proxy Statement/Prospectus does not cover any resales of Barnett Common Stock received in the Merger by persons who may be deemed to be affiliates of Oxford. Persons who may be deemed to be affiliates of Oxford generally include individuals or entities that control, are controlled by or are under common control with Oxford, and may include certain officers and directors, as well as the principal shareholders, of Oxford.

    Oxford has agreed in the Merger Agreement to use its best efforts to cause each person who is an affiliate (for purposes of Rule 145 of the Securities Act) of Oxford to deliver to Barnett a written agreement intended to ensure compliance with the Securities Act.

STOCK EXCHANGE LISTING

    The Barnett Common Stock is listed on the NYSE. Barnett has agreed to use all reasonable efforts to cause the shares of Barnett Common Stock to be issued in the Merger to be approved for listing on the NYSE, subject to official notice of issuance, prior to or at the Effective Time. The obligations of the parties to consummate the Merger are subject to approval for listing by the NYSE of such shares. See "--Conditions to the Merger."

ANTICIPATED ACCOUNTING TREATMENT

    Upon consummation of the Merger, Barnett will account for the acquisition of Oxford using the purchase method of accounting. Accordingly, the consideration to be paid in the Merger will be allocated to assets acquired and liabilities assumed based on their estimated fair values at the Effective Time, with the excess of the purchase consideration allocated to goodwill. The amounts recorded for goodwill are required to be amortized by systematic charges to income over 25 years. Income (or loss) of Oxford prior to the consummation date will not be included in income of the combined company.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

    The following is a discussion of certain federal income tax consequences of the Merger to Barnett, Oxford and holders of Oxford Common Stock. The discussion is based upon the Code, Treasury regulations, Internal Revenue Service (the "Service") rulings, and judicial and administrative decisions in effect as of the date hereof, all of which are subject to change at any time, possibly with retroactive effect. This discussion assumes that the Oxford Common Stock is held as a "capital asset" within the meaning of Section 1221 of the Code (I.E., property generally held for investment). In addition, this discussion does not address all of the tax consequences that may be relevant to a holder of Oxford Common Stock in light of his or her particular circumstances or to holders subject to special rules, such as foreign persons, financial institutions, tax-exempt organizations or insurance companies. The opinions of counsel referred to in this section will be based on facts existing at the Effective Time, and in rendering such opinions, counsel to Barnett and Oxford will require and rely upon representations contained in certificates of officers of Barnett, Oxford and others.

    HOLDERS OF OXFORD COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF ANY FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.

    It is a condition to the obligation of Barnett to consummate the Merger that Barnett shall have received an opinion of its counsel, dated as of the Effective Time, in form and substance reasonably satisfactory to Barnett, substantially to the effect that the Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code and that, accordingly, for federal income tax purposes, no gain or loss will be recognized by Barnett, Merger Sub or Oxford as a result of the Merger. It is a condition to the obligation of Oxford to consummate the Merger that Oxford shall have received an opinion of Rosenman & Colin LLP, special counsel to Oxford, dated as of the Effective Time, in form and substance reasonably satisfactory to Oxford, substantially to the effect that the Merger will be treated as a reorganization within the meaning of
Section 368(a) of the Code and that, accordingly, for federal income tax purposes, that:

        (i) no gain or loss will be recognized by Oxford as a result of the Merger;

        (ii) no gain or loss will be recognized by the shareholders of Oxford who exchange all of their Oxford Common Stock solely for Barnett Common Stock pursuant to the Merger (except with respect to cash received in lieu of a fractional share interest in Barnett Common Stock); and

        (iii) the aggregate tax basis of the Barnett Common Stock received by the shareholders of Oxford who exchange all of their Oxford Common Stock solely for Barnett Common Stock pursuant to the Merger will be the same as the aggregate tax basis of the Oxford Common Stock surrendered in exchange therefor.

    Based upon the current ruling position of the Service, cash received by a holder of Oxford Common Stock in lieu of a fractional share interest in Barnett Common Stock will be treated as received in exchange for such fractional share interest, and gain or loss will be recognized for federal income tax purposes measured by the difference between the amount of cash received and the portion of the basis of the share of Oxford Common Stock allocable to such fractional share interest. Such gain or loss should be long-term capital gain or loss if such share of Oxford Common Stock has been held for more than one year at the Effective Time.

DISSENTERS' RIGHTS

    Holders of shares of Oxford Common Stock who follow the procedures in
Section 623 of the BCL will be entitled to have their shares appraised by a New York court and to receive payment of the "fair value" of such shares as determined by such court. The following summary of the current provisions of
Section 623 is not intended to be a complete statement of such provisions and is qualified in its entirety by reference thereto, the full text of which is set forth as Annex E hereto.

    A holder of shares of Oxford Common Stock electing to exercise dissenter's rights (1) must file with Oxford, before the Oxford Meeting or at the Oxford Meeting but before the taking of the vote on the Merger Agreement, a written objection to the Merger, including (i) a notice of such shareholder's election to dissent, (ii) such shareholder's name and residence address, (iii) the number and class of the shares as to which such shareholder dissents, and (iv) a demand for payment of the fair value of such shares if the Merger is consummated and
(2) such shareholder must not vote in favor of adoption of the Merger Agreement. Neither a vote against the Merger Agreement nor a proxy directing such vote nor an abstention will satisfy the requirement that a written demand for appraisal be delivered to Oxford before the Oxford Meeting or at the Oxford Meeting but before the vote on the Merger Agreement. A holder may not dissent as to less than all of the shares, as to which he has a right to dissent, held by him of record, that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner held of record by such nominee or fiduciary.

    Only a holder of record of shares of Oxford Common Stock is entitled to assert dissenter's rights for shares registered in that holder's name. The objection should be executed by or for the holder of record, fully and correctly, as the holder's name appears on the holder's stock certificates.

    Within 10 days after the date on which the Merger Agreement is approved and adopted by the requisite vote of the shareholders of Oxford, Oxford must give written notice of the approval and adoption of the Merger Agreement by registered mail to each holder who has properly filed a written objection and who did not vote in favor of the Merger Agreement.

    Upon consummation of the Merger, a dissenting shareholder will cease to have any of the rights of a shareholder, except the right to be paid the fair value of his shares and any of the other rights under Section 623 of the BCL. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by Oxford, but in no case later than 60 days from the date of consummation of the Merger, except that if Oxford fails to make a timely offer, the time for withdrawing a notice of election shall be extended until 60 days from the date an offer is made. Upon the expiration of such time, withdrawal of a notice of election requires the written consent of Oxford.

    At the time of filing the written objection to the Merger, or within one month thereafter, objecting shareholders must submit the certificates representing their shares to Oxford, Attention: Corporate Secretary, or to Oxford's transfer agent, The Bank of New York. The transfer agent will note conspicuously on each such certificate that a notice of election to dissent has been filed and will return the certificates to the holder or other person who submitted them on the holder's behalf. Any shareholder who fails to submit his certificates for such notation will, at the option of Oxford, exercised by written notice to him within 45 days from the date of filing of such notice of election to dissent, lose his dissenter's rights, unless a court, for good cause shown, otherwise directs.

    Within 15 days after expiration of the period within which shareholders may file written objections to the Merger, or within 15 days after the consummation of the Merger, whichever is later (but in no event later than 90 days after the approval and adoption of the Merger Agreement), Oxford must make a written offer by registered mail to each holder who has filed a notice of election to dissent to pay for his shares at a specified price which Oxford considers to be their fair value. Such offer must be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the Merger has been consummated, such offer must also be accompanied by (1) advance payment to each such shareholder who has submitted the certificates representing his shares to Oxford, of an amount equal to eighty percent (80%) of the amount of such offer, or (2) as to each shareholder who has not yet submitted his certificates, a statement that advance payment to him of an amount equal to eighty percent (80%) of the amount of such offer will be made by Oxford promptly upon submission of his certificates. If the Merger has not been consummated at the time Oxford makes its offer, such advance payment or statement as to advance payment must be sent to each shareholder forthwith upon consummation of the Merger. Every advance payment or statement as to advance payment must include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenter's rights. Such offer must be made at the same price per share to all dissenting shareholders of the same class or series. If within 30 days after the making of such offer, Oxford and any shareholder agree upon the price to be paid for his shares, payment therefor must be made within 60 days after the making of such offer or the consummation of the Merger, whichever is later, upon the surrender of the certificates representing such shares.

    If any dissenting shareholder and Oxford cannot agree on the value of the shares within certain time periods prescribed by the BCL, or if Oxford does not make a timely offer for such shares, Oxford, or in the absence of timely action by Oxford, a dissenting holder, may institute appraisal proceedings in the Supreme Court of the State of New York seated in Suffolk County to determine the fair value of his shares. The fair value so determined could be more or less than the consideration to be exchanged in the Merger. Any judicial determination of the fair value could be based upon considerations other than or in addition to the market value of shares of Oxford Common Stock, including, among other things, asset values and earning capacity.

    Each party in the appraisal proceeding is required to bear his own costs and expenses, including counsel and expert fees. The court may, however, in its discretion, assess any of the costs, fees, and expenses incurred by Oxford against dissenting holders who are parties to the proceeding if the court finds that their refusal to accept Oxford's offer of payment was arbitrary, vexatious or otherwise not in good faith. Similarly, the costs, fees and expenses incurred by a holder may be assessed by the court, in its discretion, against Oxford if the fair value of the shares as determined by the court materially exceeds the amount which Oxford offered to pay or under certain other circumstances, including a failure by Oxford to follow the provisions of Section 623 of the BCL.

    If any holder who exercises his rights under Section 623 of the BCL effectively withdraws his notice of election to dissent or loses his right to dissent, the shares of Oxford Common Stock owned by such holder will be converted into a right to receive payment in accordance with the terms of the Merger Agreement. Failure by a shareholder to comply with the provisions of
Section 623 of the BCL for perfecting his dissenter's rights may result in the loss of such rights.

EXPENSES

    All costs and expenses incurred in connection with the Merger Agreement, the Stock Option Agreement and the transactions contemplated thereby will be paid by the party incurring such expense, except that Barnett and Oxford will share equally in the expenses incurred in connection with the filing, printing and mailing of this Proxy Statement/Prospectus.

                          CERTAIN RELATED TRANSACTIONS

STOCK OPTION AGREEMENT

    The following is a summary of the material provisions of the Stock Option Agreement, which is attached hereto as Annex B. The following summary is qualified in its entirety by reference to the Stock Option Agreement.

    Execution of the Stock Option Agreement was a condition to Barnett's merger proposal. Pursuant to the Stock Option Agreement, Oxford granted to Barnett an option to purchase up to 2,974,658 shares (the "Option Shares") of Class A Common Stock at an exercise price of $33.75 per share, the closing price of the Class A Common Stock on January 13, 1997, the day prior to the public announcement of the proposed Merger (the "Exercise Price"), subject to the terms and conditions set forth therein.

    The Stock Option Agreement provides that Barnett may exercise the Option, in whole or in part, subject to regulatory approval, if a Triggering Event (as defined below) has occurred prior to the occurrence of an Exercise Termination Event (as defined below). In order to exercise the Option, Barnett is required to send to Oxford written notice of such exercise within 90 days following such Triggering Event (subject to extension as provided in the Stock Option Agreement). The term Triggering Event generally relates to attempts by one or more third parties to acquire a significant interest in Oxford. Any exercise of the Option will be deemed to occur on the date such notice is sent.

    For purposes of the Stock Option Agreement:

        (a) The term "Triggering Event" means the occurrence of any of the following events or transactions after January 15, 1997: (i) Oxford or any subsidiary of Oxford, without Barnett's prior written consent, enters into an agreement to engage in, or the Oxford Board authorizes, recommends or proposes (or publicly announces its intention to take any of the foregoing actions) an Acquisition Transaction (as defined below) with any person or group other than Barnett or any subsidiary of Barnett; (ii)(A) the Merger Agreement and the transactions contemplated thereby are not approved at the meeting of Oxford's shareholders held for the purpose of voting on such agreement, or (B) such meeting is not held or is cancelled prior to termination of the Merger Agreement, in each case after it has been publicly announced that any person other than Barnett or any subsidiary of Barnett
    (w) has made, or disclosed an intention to make, a proposal to engage in an Acquisition Transaction, (x) has acquired beneficial ownership or the right to acquire beneficial ownership (as defined under the Exchange Act) of 15% or more of the voting power of Oxford, (y) has commenced a Tender Offer (as defined below), or filed or publicly disseminated a registration statement or similar disclosure statement with respect to an Exchange Offer (as defined below), or (z) has filed an application (or given a notice), whether in draft or final form, under any federal or state banking laws seeking regulatory approval to engage in an Acquisition Transaction; or (iii) Oxford has willfully breached any covenant or obligation contained in the Merger Agreement and such breach would entitle Barnett to terminate the Merger Agreement in accordance with the terms thereof (without regard to any cure periods provided for in the Merger Agreement unless such cure is promptly effected without jeopardizing the consummation of the Merger in accordance with the terms of the Merger Agreement) after any person other than Barnett or any subsidiary of Barnett has (w) stated its intention to Oxford or its shareholders to make a proposal to engage in an Acquisition Transaction if the Merger Agreement terminates, (x) made, or disclosed an intention to make, a proposal to engage in an Acquisition Transaction, (y) commenced a Tender Offer, or filed or publicly disseminated a registration statement or similar disclosure statement with respect to an Exchange Offer, or (z) filed an application (or gave a notice), whether in draft or final form, under any federal or state banking laws seeking regulatory approval to engage in an Acquisition Transaction; and

        (b) The term "Acquisition Transaction" means (w) a merger or consolidation, or any similar transaction, involving Oxford or any of its subsidiaries (other than internal mergers, reorganizations, consolidations or dissolutions involving only existing subsidiaries), (x) a purchase, lease or other acquisition of all or a substantial portion of the consolidated assets of Oxford and its subsidiaries, or (y) a purchase or other acquisition (including by way of merger, consolidation, a tender offer or exchange offer to purchase any shares of Oxford Common Stock such that, upon consummation of such offer, such person would own or control 15% or more of the voting power of Oxford (such an offer being referred to herein as a "Tender Offer" or an "Exchange Offer," respectively), share exchange or otherwise) of securities representing 15% or more of the voting power of Oxford or any of its subsidiaries.

    The Option will expire upon the occurrence of an "Exercise Termination Event," defined as: (i) the Effective Time of the Merger; (ii) termination of the Merger Agreement in accordance with the provisions thereof prior to the occurrence of a Triggering Event other than a termination by Barnett as a result of a willful material breach by Oxford of its covenants contained therein; or
(iii) twelve months after the termination of the Merger Agreement if such termination occurs after the occurrence of a Triggering Event or is a result of a willful material breach by Oxford of its covenants contained therein (provided that if a Triggering Event occurs within 12 months after termination of the Merger Agreement as a result of a willful material breach by Oxford, the Option will terminate 12 months from the expiration of the last Triggering Event to expire, but in no event more than 18 months after such termination of the Merger Agreement).

    The closing of a purchase of shares pursuant to the Stock Option Agreement is subject to the obtaining of all necessary governmental approvals, PROVIDED, HOWEVER, that if the Option cannot be exercised because of an injunction, order or similar restraint issued by a court of competent jurisdiction, the Option will expire no earlier than on the 10th business day after such injunction, order or restraint has been dissolved or has become permanent and no longer subject to appeal, as the case may be.

    As of the date of this Proxy Statement/Prospectus, to the best knowledge of Barnett and Oxford, no Triggering Event has occurred.

    The number and type of securities subject to the Option and the purchase price of shares will be adjusted for (i) any change in the Class A Common Stock by reason of a stock dividend, stock split, split-up, recapitalization, combination, exchange of shares or similar transaction or (ii) the effect of any of the rights or similar securities that may be issued pursuant to any shareholder rights, poison pill or similar plan of Oxford becoming exercisable, such that Barnett will receive (upon exercise of the Option) the same number and type of securities as if the Option had been exercised immediately prior to the occurrence of such event (or the record date therefore). The number of shares of Class A Common Stock subject to the Option will also be adjusted in the event Oxford issues additional shares of Oxford Common Stock such that the number of shares of Class A Common Stock subject to the option, together with shares previously purchased pursuant thereto, represents 19.9% of the Oxford Common Stock then issued and outstanding, without giving effect to shares subject to or issuable pursuant to the Option.

    In the event Oxford enters into any agreement (i) to merge into or consolidate with any person other than Barnett or one of its subsidiaries such that Oxford is not the surviving corporation, (ii) to permit any person, other than Barnett or one of its subsidiaries, to merge into Oxford and Oxford is the surviving corporation, but, in connection with such merger, the then outstanding shares of Oxford Common Stock are changed into or exchanged for stock or other securities of Oxford or any other person or cash or any other property or the outstanding shares of Oxford Common Stock prior to such merger shall after such merger represent less than 50% of the outstanding shares and share equivalents of the merged company, or (iii) to sell or otherwise transfer all or substantially all of its assets to any person other than Barnett or one of its subsidiaries, then, and in each such case, the agreement governing the transaction must provide that, upon consummation of the transaction, the Option will be converted into or exchanged for an option to purchase securities of either the acquiring person, any person that controls the acquiring person or Oxford (if Oxford is the surviving entity), in all cases at the election of Barnett.

    Barnett has the right to require Oxford to repurchase (i) the Option and
(ii) any Option shares acquired pursuant to exercise of the Option of which Barnett has beneficial ownership, upon the occurrence of any of the following circumstances (each a "Repurchase Event"):

        (a) the acquisition by any person or group (other than Barnett or any of its subsidiaries) of beneficial ownership of 50% or more of the voting power of Oxford; or

        (b) the consummation of any of the transactions described in clauses
    (i)-(iii) of the preceding paragraph.

    Such repurchase will be at an aggregate price equal to the sum of: (i) the aggregate exercise price paid by Barnett for any shares of Class A Common Stock acquired pursuant to the option with respect to which Barnett then has beneficial ownership; (ii) the excess, if any, of (x) the Applicable Price (as defined below) for each share of Class A Common Stock over (y) the exercise price of the option, multiplied by the number of shares of Class A Common Stock with respect to which the option has not been exercised; and (iii) the excess, if any, of the Applicable Price over the exercise price of the option paid by Barnett for each share of Class A Common Stock with respect to which the option has been exercised and with respect to which Barnett then has beneficial ownership, multiplied by the number of such shares. Barnett's right to require such repurchase expires at the time the Option expires unless the Option has been exercised, in whole or in part, in which case, the right will expire 12 months after expiration of the Option.

    For purposes of the Stock Option Agreement, "Applicable Price" means the highest of (i) the highest price per share of Class A Common Stock paid for any such share by any person or group described in subsection (a) of the second preceding paragraph, (ii) the price per share of Class A Common Stock received by the holders of such common stock in connection with any merger or other business combination referred to in subsection (b) of the second preceding paragraph and (iii) the highest closing sales price per share of Class A Common Stock quoted on NASDAQ (or, if the Class A Common Stock is not quoted on NASDAQ, the highest bid price per share as quoted on the principal trading market or securities exchange on which such shares are traded as reported by a recognized source) during the 60 business days prior to Barnett's exercise of its right to require Oxford to repurchase the option or the shares acquired upon exercise thereof, except that in the event of a sale of less than all of Oxford's assets, the Applicable Price shall be the sum of the price paid in such sale for such assets and the current market value of the remaining assets of Oxford as determined by a nationally recognized investment banking firm selected by Barnett, divided by the number of shares of Class A Common Stock outstanding at the time of such sale.

    Oxford has granted Barnett certain registration rights with respect to shares of Class A Common Stock acquired by Barnett upon exercise of the Option. These rights include requiring Oxford to file up to two registration statements under the Securities Act if requested by Barnett within three years of the date the Option first becomes exercisable (the "Registration Period") provided such registration is necessary in order to permit the sale or other disposition of the shares acquired by Barnett. Any such registration or equivalent statement, and any sale covered thereby, will be at Oxford's expense other than underwriting discounts or commissions, brokers' fees and the fees and disbursements of Barnett's counsel related thereto. In addition, in the event that during the Registration Period Oxford effects a registration under the Securities Act of Oxford Common Stock (other than on Form S-4 or Form S-8 or any form with respect to a dividend reinvestment or similar plan), Oxford will allow Barnett to participate in such registration, subject to certain limitations. In connection with any registration described above, Oxford and Barnett will provide to each other and any underwriter of the offering customary representations, warranties, covenants, indemnifications and contributions.

    Certain rights and obligations of Barnett and Oxford under the Stock Option Agreement may be subject to receipt of required regulatory approvals.

VOTING AGREEMENT

    The following is a summary of the material provisions of the Voting Agreement, by and among Barnett and certain holders of the Oxford Common Stock, including Michael C. Pascucci, John A. Danzi, Christopher S. Pascucci and certain of their family members and related trusts (collectively, the "Voting Shareholders"), which is attached hereto as Annex C. The following summary is qualified in its entirety by reference to the Voting Agreement.

    Under the Voting Agreement, the Voting Shareholders have agreed to vote or cause to be voted shares of Oxford Common Stock owned by them and eligible to vote for the approval and adoption of the Merger Agreement and the Merger against the approval of any other Acquisition Transaction (as defined above). As of the Oxford Record Date, the shares covered by the Voting Agreement represented approximately 87% of the total voting power of Oxford. Accordingly, approval and adoption of the Merger Agreement is assured without the vote of any other holder of Oxford Common Stock.

EFFECT OF STOCK OPTION AND VOTING AGREEMENTS

    The Stock Option Agreement and the Voting Agreement are intended to increase the likelihood that the Merger will be consummated in accordance with the terms of the Merger Agreement. Certain aspects of the Stock Option Agreement may have the effect of discouraging persons who might now or prior to the Effective Time be interested in acquiring all of or a significant interest in Oxford from considering or proposing such an acquisition, even if such persons were prepared to pay a higher price per share for Oxford Common Stock than the price per share implicit in the Exchange Ratio. The acquisition of Oxford or an interest in Oxford, or an agreement to do either, could cause the Option to become exercisable. The existence of the Option could significantly increase the cost to a potential acquiror of acquiring Oxford compared to its cost had the Stock Option Agreement and the Merger Agreement not been entered into. Such increased cost might discourage a potential acquiror from considering or proposing an acquisition or might result in a potential acquiror proposing to pay a lower per share price to acquire Oxford than it might otherwise have proposed to pay. Moreover, following consultation with Oxford's independent accountants, the management of Oxford believes that the exercise of the Option is likely to prohibit any acquiror of Oxford from accounting for any acquisition of Oxford using the pooling of interests accounting method for a period of two years. Accordingly, the existence of the Stock Option Agreement may deter significantly, or completely preclude, an acquisition of Oxford by certain other organizations. The Oxford Board took this factor into account before approving the Stock Option Agreement. See "--Recommendation of the Board of Directors; Reasons for the Merger."

                       CERTAIN REGULATORY CONSIDERATIONS

GENERAL

    Barnett is a bank holding company subject to supervision and regulation by the Federal Reserve Board under the BHC Act. As a bank holding company, Barnett's activities and those of its banking and nonbanking subsidiaries are limited to the business of banking and activities closely related or incidental to banking. Barnett may not directly or indirectly acquire the ownership or control of more than five percent of any class of voting shares or substantially all of the assets of any company, including a bank, without the prior approval of the Federal Reserve Board.

    Barnett's subsidiary banks are subject to regulation and supervision by the OCC (in the case of nationally chartered banks), the state banking authorities of the states in which they are organized (in the case of state chartered banks), and the Federal Reserve Board (in the case of state chartered member banks). Barnett's nonbanking activities are supervised by the Federal Reserve Board with respect to companies directly owned by Barnett, and by the OCC with respect to companies owned directly by Barnett Bank, N.A. In addition, each of Barnett's direct and indirect nonbanking subsidiaries also is subject to supervision and regulation by various state and federal agencies, including but not limited to, the Commission and/or the National Association of Securities Dealers, Inc. (Barnett Investments, Inc. and Barnett Capital Advisors, Inc.) and the Insurance Commissioner of the State of Florida (Barnett Annuities Corporation, Barnett Insurance Services, Inc., and Barnett Banks Insurance, Inc.). The federal banking agencies have broad enforcement authority over federally-insured depository institutions, including the power to terminate deposit insurance, to appoint a conservator or receiver if any of a number of conditions are met, and to impose substantial fines and other civil penalties. Almost every aspect of the operations and financial condition of Barnett's subsidiary banks is subject to extensive regulation and supervision and to various requirements and restrictions under federal and state law, including requirements governing capital adequacy, liquidity, earnings, dividends, reserves against deposits, management practices, branching, loans, investments, and the provision of services. Various consumer protection laws and regulations also affect the operations of Barnett's subsidiaries. The deposits of Barnett's subsidiary banks are insured up to applicable limits by the FDIC.

    Supervision and regulation of bank holding companies and their subsidiaries is intended primarily for the protection of depositors, the deposit insurance funds of the FDIC and the banking system as a whole, not for the protection of bank holding company shareholders or creditors.

    The following description summarizes some of the laws to which Barnett and its subsidiary banks are subject. To the extent statutory or regulatory provisions or proposals are described, the description is qualified in its entirety by reference to the particular statutory or regulatory provisions or proposals.

PAYMENT OF DIVIDENDS

    Barnett is a legal entity separate and distinct from its subsidiaries. The principle source of Barnett's cash revenues is dividends paid to it by its subsidiaries, and there are various legal and regulatory limitations under federal and state law on the extent to which banking subsidiaries can finance or otherwise supply funds to their holding company.

    Under federal law, a depository institution is prohibited from paying a dividend if the depository institution would thereafter be "undercapitalized" as determined by the federal bank regulatory agencies.

    The approval of the OCC is required for any dividend by a national bank if the total of all dividends declared by the bank in any calendar year would exceed the total of its net profits, as defined by the OCC, for that year combined with its retained net profits for the preceding two years less any required transfers to surplus or a fund for the retirement of any preferred stock. A provision restricting the declaration of dividends is also imposed on Florida state banks by the Florida Banking Code and on Georgia state banks by the Financial Institutions Code of Georgia and regulations promulgated thereunder. In addition, a national bank may not pay a dividend in an amount greater than its net profits then on hand after deducting its loan losses and bad debts. For this purpose, bad debts are defined to include, generally, the principal amount of loans which are in arrears with respect to interest by six months or more or are past due as to payment of principal (in each case to the extent that such debts are in excess of the reserve for possible credit losses). Under these provisions, Barnett's subsidiary banks could have declared, as of December 31, 1996, aggregate dividends of approximately $315,000,000. In addition, the Federal Reserve Board policy provides that, as a matter of prudent banking, a bank holding company generally should not maintain a rate of cash dividends unless its net income available to common shareholders has been sufficient to fully fund the dividends, and the prospective rate of earnings retention appears to be consistent with the holding company's capital needs, asset quality and overall financial condition.

    The relevant federal and state regulatory agencies also have authority to prohibit a bank or bank holding company from engaging in what, in the opinion of such regulatory body, constitutes an unsafe or unsound practice in conducting its business. The payment of dividends could, depending upon the financial condition of Barnett and its subsidiary banks, be deemed to constitute such an unsafe or unsound practice.

TRANSACTIONS WITH AFFILIATES

    Barnett's banking subsidiaries are subject to restrictions under federal law which limit certain transactions between Barnett or its nonbanking subsidiaries and Barnett's national and state member banking subsidiaries; including loans, other extensions of credit, investments or asset purchases. Such transactions by a banking subsidiary with any one affiliate are limited in amount to ten percent of a bank's capital and surplus and, with all affiliates together, to an aggregate of twenty percent of such bank's capital and surplus. Furthermore, such loans and extensions of credit, as well as certain other transactions, are required to be secured in specified amounts. These and certain other transactions, including any payment of money to Barnett, must be on terms and conditions that are, or in good faith would be, offered to nonaffiliated companies.

HOLDING COMPANY LIABILITY

    Under Federal Reserve Board policy, a bank holding company is expected to act as a source of financial strength to each of its banking subsidiaries and to commit resources to their support. As discussed below under "Prompt Corrective Action," a bank holding company in certain circumstances could be required to guarantee the capital plan of an undercapitalized banking subsidiary.

    In the event of a bank holding company's bankruptcy under Chapter 11 of the U.S. Bankruptcy Code, the trustee will be deemed to have assumed and is required to cure immediately any deficit under any commitment by the debtor holding company to any of the federal banking agencies to maintain the capital of an insured depository institution. Any claim for breach of such obligation will generally have priority over most other unsecured claims.

PROMPT CORRECTIVE ACTION

    Under the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA"), the federal banking agencies must take prompt supervisory and regulatory actions against undercapitalized depository institutions. Depository institutions are assigned one of five capital categories: "well capitalized," "adequately capitalized," "undercapitalized," "significantly undercapitalized," and "critically undercapitalized," and subjected to differential regulation corresponding to the capital category within which the institution falls. Under certain circumstances, a well capitalized, adequately capitalized or undercapitalized institution may be treated as if the institution were in the next lower capital category. A depository institution is generally prohibited from making capital distributions (including paying dividends) or paying management fees to a holding company if the institution would thereafter be undercapitalized. Adequately capitalized institutions cannot accept, renew or roll over brokered deposits except with a waiver from the

FDIC, and are subject to restrictions on the interest rates that can be paid on such deposits. Undercapitalized institutions may not accept, renew or roll over brokered deposits.

    The banking regulatory agencies are permitted or, in certain cases, required to take certain actions with respect to institutions falling within one of the three undercapitalized categories. Depending on the level of an institution's capital, the agency's corrective powers include, among other things, prohibiting the payment of principal and interest on subordinated debt; prohibiting the holding company from making distributions without prior regulatory approval; placing limits on asset growth and restrictions on activities; placing additional restrictions on transactions with affiliates; restricting the interest rate the institution may pay on deposits; prohibiting the institution from accepting deposits from correspondent banks; and, in the most severe cases, appointing a conservator or receiver for the institution. A banking institution that is undercapitalized is required to submit a capital restoration plan, and such a plan will not be accepted unless, among other things, the banking institution's holding company guarantees the plan up to a certain specified amount. Any such guarantee from a depository institution's holding company is entitled to a priority of payment in bankruptcy. As of December 31, 1996, all of Barnett's subsidiary banks, including Barnett Bank, N.A., Barnett's principal banking subsidiary, exceeded the required capital ratios for classification as "well capitalized." See "--Capital Adequacy" below.

CAPITAL ADEQUACY

                     RISK-BASED CAPITAL AND LEVERAGE RATIOS

                                                                                RISK-BASED RATIOS
                                                                      -------------------------------------
                                                                        TIER 1        TOTAL      LEVERAGE
AS OF DECEMBER 31, 1996                                                 CAPITAL      CAPITAL       RATIO
--------------------------------------------------------------------  -----------  -----------  -----------
Barnett.............................................................       10.97%       14.17%        8.21%
Barnett Bank, N.A...................................................       12.60%       14.14%        8.08%
Minimum required ratio..............................................         4.0%         8.0%         3.0%
"Well capitalized" minimum ratio....................................         6.0%        10.0%         5.0%

    The Federal Reserve Board has adopted risk-based capital guidelines for bank holding companies. The minimum ratio of total capital to risk-weighted assets (which are the credit risk equivalents of balance sheet assets and certain off balance sheet items such as standby letters of credit) is eight percent. At least half of the total capital must be composed of common shareholders' equity (including retained earnings), qualifying non-cumulative perpetual preferred stock (and, for bank holding companies only, a limited amount of qualifying cumulative perpetual preferred stock), and minority interests in the equity accounts of consolidated subsidiaries, less goodwill, other disallowed intangibles and disallowed deferred tax assets, among other items ("Tier 1 capital"). The remainder may consist of a limited amount of subordinated debt, other perpetual preferred stock, hybrid capital instruments, mandatory convertible debt securities that meet certain requirements, as well as a limited amount of reserves for loan losses ("Tier 2 capital"). The Federal Reserve Board has also adopted a minimum leverage ratio for bank holding companies, requiring Tier 1 capital of at least three percent of average total consolidated assets.

    The federal banking agencies have also established risk-based and leverage capital guidelines which Barnett's banking subsidiaries are required to meet. These regulations are generally similar to those established by the Federal Reserve Board for bank holding companies. The capital ratios for Barnett and its banking subsidiaries are provided in the chart above.

    The federal banking agencies' risk-based and leverage ratios are minimum supervisory ratios generally applicable to banking organizations that meet certain specified criteria, assuming that they have the highest regulatory rating. Banking organizations not meeting these criteria are expected to operate with capital positions well above the minimum ratios. The federal bank regulatory agencies may set capital requirements for a particular banking organization that are higher than the minimum ratios when circumstances warrant. Federal Reserve Board guidelines also provide that banking organizations experiencing internal growth or making acquisitions will be expected to maintain strong capital positions substantially above the minimum supervisory levels, without significant reliance on intangible assets. In addition, the regulations of the Federal Reserve Board provide that concentration of credit risk and certain risks arising from nontraditional activities, as well as an institution's ability to manage these risks, are important factors to be taken into account by regulatory agencies in assessing an organization's overall capital adequacy.

    The federal banking agencies recently adopted amendments to their risk-based capital regulations to provide for the consideration of interest rate risk in the agencies' determination of a banking institution's capital adequacy. The amendments require such institutions to effectively measure and monitor their interest rate risk and to maintain capital adequate for that risk.

    As discussed below under "Enforcement Powers of the Federal Banking Agencies," failure to meet the minimum regulatory capital requirements could subject a banking institution to a variety of enforcement remedies available to federal regulatory authorities, including, in the most severe cases, the termination of deposit insurance by the FDIC and placing the institution into conservatorship or receivership.

ENFORCEMENT POWERS OF THE FEDERAL BANKING AGENCIES

    The federal banking agencies have broad enforcement powers, including the power to terminate deposit insurance, impose substantial fines and other civil and criminal penalties and appoint a conservator or receiver. Failure to comply with applicable laws, regulations and supervisory agreements could subject Barnett and its banking subsidiaries, as well as officers, directors and other institution-affiliated parties of these organizations, to administrative sanctions and potentially substantial civil money penalties. In addition to the grounds discussed above under "Prompt Corrective Action," the appropriate federal banking agency may appoint the FDIC as conservator or receiver for a banking institution (or the FDIC may appoint itself, under certain circumstances) if any one or more of a number of circumstances exist, including, without limitation, the fact that the banking institution is undercapitalized and has no reasonable prospect of becoming adequately capitalized; fails to become adequately capitalized when required to do so; fails to submit a timely and acceptable capital restoration plan; or materially fails to implement an accepted capital restoration plan.

FDIC INSURANCE ASSESSMENTS

    The deposits of Barnett's banking subsidiaries are primarily insured by the Bank Insurance Fund (the "BIF") of the FDIC to the extent provided by law. In addition, certain deposits of one of Barnett's banking subsidiaries are insured by the FDIC's Savings Association Insurance Fund (the "SAIF").

    The FDIC has adopted a risk-based assessment system under which the assessment rate for an insured depository institution varies according to the level of risk involved in its activities. Under this risk-based insurance system, BIF-insured deposits are assessed at a rate of between 0 to 27 cents per $100 of eligible deposits. Until recently, SAIF-insured deposits were assessed at a rate above that assessed on BIF-insured deposits.

    In response to concerns that the insurance premium disparity between BIF-and SAIF-insured deposits would have a negative effect on SAIF-insured institutions and the SAIF, Congress recently passed legislation that was signed by the President on September 30, 1996 that, among other things, is intended to eliminate the deposit insurance premium disparity and to utilize BIF assessments to help fund debt service on certain Financing Corporation (the "FICO") bonds. Until the earlier of December 31, 1999 or the date of elimination of the thrift charter, the FICO assessment rate for BIF deposits will be 1/5 of the rate applicable to SAIF deposits. Consequently, the annual FICO assessments now being added to deposit insurance premiums currently equals approximately 6.4 basis points for SAIF deposits and 1.3 basis points for BIF deposits until December 31, 1999, and is expected to equal approximately 2.4 basis points for both BIF and SAIF deposits thereafter. FICO payments are to be paid directly by SAIF and BIF institutions in addition to deposit insurance assessments.

    In addition, effective December 11, 1996, the FDIC lowered the rates on SAIF-assessable deposits to a rate ranging from 0 to 27 basis points as of October 1, 1996. Future SAIF assessment rates are expected to depend primarily on the rate of any new losses from the SAIF insurance fund. Under the recent legislation, however, the FDIC is not permitted to establish SAIF assessment rates that are lower than comparable BIF assessment rates.

CONTROL ACQUISITIONS

    The Change in Bank Control Act (the "CBCA") prohibits a person or group of persons from acquiring "control" of a bank holding company unless the Federal Reserve Board has been notified and has not objected to the transaction. Under a rebuttable presumption established by the Federal Reserve Board, the acquisition of 10% or more of a class of voting stock of a bank holding company with a class of securities registered under Section 12 of the Exchange Act, such as Barnett, would, under the circumstances set forth in the presumption, constitute acquisition of control of Barnett.

    In addition, any company is required to obtain the approval of the Federal Reserve Board under the BHC Act before acquiring 25% (5% in the case of an acquiror that is a bank holding company) or more of the outstanding Barnett Common Stock, or otherwise obtaining control or a "controlling influence" over Barnett.

    The Riegle-Neal Interstate Banking and Branching Efficiency Act of 1994 permits an adequately capitalized and adequately managed bank holding company, with Federal Reserve Board approval, to acquire banking institutions located in states other than the bank holding company's home state without regard to whether the transaction is prohibited under state law. In addition, effective June 1, 1997, national banks and state banks with different home states will be permitted to merge across state lines, with the approval of the appropriate federal banking agency, unless the home state of a participating banking institution passes legislation prior to that date that expressly prohibits interstate mergers. Such interstate mergers may be effected prior to June 1, 1997 so long as the home state of each participating banking institution has passed qualifying legislation that expressly permits such transactions.

FUTURE LEGISLATION

    Various legislation, including proposals to overhaul the bank regulatory system, expand the powers of banking institutions and bank holding companies and limit the investments that a depository institution may make with insured funds, is from time to time introduced in Congress. Such legislation may change banking statutes and the operating environment of Barnett and its subsidiaries in substantial and unpredictable ways. Barnett cannot determine the ultimate effect that potential legislation, if enacted, or implementing regulations, would have upon the financial condition or results of operations of Barnett or its subsidiaries.

                      DESCRIPTION OF BARNETT CAPITAL STOCK

GENERAL

    The authorized capital stock of Barnett consists of 400,000,000 shares of Barnett Common Stock and 20,000,000 shares of preferred stock, par value $0.10 per share ("Barnett Preferred Stock"), issuable in one or more series with such terms and at such times and for such consideration as the Barnett Board of Directors (the "Barnett Board") determines. As of December 31, 1996, there were 189,668,922 shares of Barnett Common Stock outstanding and 8,489 shares of Barnett Preferred Stock, designated as Series B $2.50 Cumulative Convertible Preferred Stock (the "Series B Preferred Stock"), issued and outstanding. In addition, 2,000,000 shares of a series of Barnett Preferred Stock designated as Junior Participating Preferred Stock (the "Junior Participating Preferred"), were reserved for issuance as provided in the Barnett Rights Agreement described below.

    The following description contains a summary of all the material features of the capital stock of Barnett but does not purport to be complete and is subject in all respects to the applicable provisions of the Florida Business Corporation Act (the "FBCA") and is qualified in its entirety by reference to the Articles of Barnett, and the terms of the Rights Agreement (the "Barnett Rights Agreement"), dated as of February 21, 1990, between Barnett and First Chicago Trust Company of New York, as Rights Agent, described below.

COMMON STOCK

    The holders of Barnett Common Stock are entitled to dividends as declared by the Barnett Board, subject to payment of all accrued and unpaid dividends on any outstanding Barnett Preferred Stock. Holders of Barnett Common Stock are entitled to one vote per share on all matters that are submitted to the shareholders of Barnett. The voting rights of the holders of Barnett Common Stock are non-cumulative.

    In the event of the liquidation, dissolution or distribution of assets of Barnett, the holders of the Barnett Common Stock are entitled to share ratably in the assets of Barnett legally available for distribution to the shareholders, subject to the liquidation preferences of any holders of the outstanding Barnett Preferred Stock.

    The Barnett Common Stock has no redemption or sinking fund privileges, has no preemptive rights or other rights to subscribe for any other shares or securities, has no conversion right, and is not subject to calls, assessment or redemption by Barnett. All of the issued and outstanding shares of Barnett Common Stock are fully paid and nonassessable. During any period when all accumulated dividends on any outstanding Barnett Preferred Stock have not been paid, Barnett may not purchase or acquire any shares of its Barnett Common Stock.

    First Chicago Trust Company of New York is the Transfer Agent and Registrar for the Barnett Common Stock.

RIGHTS PLAN

    On February 21, 1990, the Barnett Board declared a dividend distribution of one right (a "Right") for each outstanding share of Barnett Common Stock to shareholders of record at the close of business on March 12, 1990 and authorized the issuance of one Right for each share of Barnett Common Stock issued between the Record Date and the Distribution Date. Each Right entitles the registered holder to purchase from Barnett a unit consisting of one one-hundredth of a share (a "Unit") of Junior Participating Preferred at a Purchase Price of $125.00 per Unit, subject to adjustment. The description and terms of the Rights are set forth in the Barnett Rights Agreement. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Barnett Rights Agreement.

    Initially, the Rights will be attached to all Barnett Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. The Rights will separate from the Barnett Common Stock and a Distribution Date will occur upon the earlier of (i) the close of business on the tenth day following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 20% or more of the outstanding shares of Barnett Common Stock or voting securities representing 20% or more of the voting power of Barnett (the "Stock Acquisition Date"), (ii) the close of business on the tenth business day (or such later date as the Barnett Board may determine) following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 20% or more of such outstanding shares of Barnett Common Stock or voting power of Barnett then outstanding, or (iii) the close of business on the tenth business day after a majority of the members of the Barnett Board who are not officers of Barnett determine, after reasonable inquiry and investigation, including consultation with such persons as such directors shall deem appropriate, that, with respect to any person who has, alone or together with his affiliates or associates, become the beneficial owner of 10% or more of the outstanding shares of Barnett Common Stock or voting power of Barnett then outstanding, (a) such beneficial ownership by such person is intended to cause Barnett to repurchase Barnett Common Stock or voting power of Barnett beneficially owned by such person or to cause pressure on Barnett to take action or enter into a transaction or series of transactions intended to provide such person with short-term financial gain under circumstances where such directors determine that the best long-term interests of Barnett and its shareholders would not be served by taking such action or entering into such transaction or series of transactions at that time or (b) such beneficial ownership is causing or is reasonably likely to cause a material adverse impact on the business or prospects of Barnett (including, but not limited to, impairment of Barnett's relationships with customers, impairment of Barnett's ability to maintain its competitive position, impairment of Barnett's capital position, impairment of Barnett's ability to meet the convenience and needs of the communities it serves, or impairment of Barnett's business reputation or ability to deal with governmental agencies) to the detriment of Barnett's shareholders (any such person being referred to herein and in the Barnett Rights Agreement as an "Adverse Person"). Until the Distribution Date, (i) the Rights will be evidenced by the Barnett Common Stock certificates and will be transferred with and only with such Barnett Common Stock certificates, (ii) new Barnett Common Stock certificates issued after March 12, 1990 will contain a notation incorporating the Barnett Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Barnett Common Stock outstanding will also constitute the transfer of the Rights associated with the Barnett Common Stock represented by such certificate. Pursuant to the Barnett Rights Agreement, Barnett reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Barnett Preferred Stock will be issued.

    The Rights are not exercisable until after the Distribution Date and will expire at the close of business on March 11, 2000, unless earlier redeemed by Barnett as described below.

    As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of Barnett Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Barnett Board, only shares of Barnett Common Stock issued prior to the Distribution Date will be issued with Rights.

    In the event that (i) a person becomes the beneficial owner of 20% or more of the then outstanding shares of Barnett Common Stock or voting power of Barnett (except pursuant to an offer for all outstanding shares of Barnett Common Stock and all other Voting Securities which the independent directors determine to be fair to and otherwise in the best interests of Barnett and its shareholders (a "Fair Offer")) or (ii) any person is determined to be an Adverse Person (either (i) or (ii) being a "Flip-in Event"), each holder of a Right will thereafter have the right to receive, upon exercise, Barnett Common Stock (or, in certain circumstances, cash, property or other securities of Barnett) having a value (based on the lowest closing price of the Barnett Common Stock during the twelve-month period preceding the Flip-in Event) equal to two times the exercise price of the Right.

    Notwithstanding any of the foregoing, following the occurrence of a Flip-in Event, all rights that are, or (under certain circumstances specified in the Barnett Rights Agreement) were, beneficially owned by any Acquiring Person or an Adverse Person (or certain related persons) will be null and void. However, Rights are not exercisable following the occurrence of a Flip-in Event until such time as the Rights are no longer redeemable by Barnett as set forth below.

    In the event that, at any time following the Stock Acquisition Date, (i) Barnett is acquired in a merger or other business combination transaction in which Barnett is not the surviving corporation (other than a merger which follows a Fair Offer), (ii) any person consolidates with, or merges with or into, Barnett and Barnett is the continuing or surviving corporation of such consolidation or merger (other than a merger which follows a Fair Offer) and, in connection with such consolidation or merger, all or part of the outstanding shares of Barnett Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or any other property, or (iii) 50% or more of Barnett's assets or earning power is sold or transferred, each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph and the Flip-in Events are referred to as the "Triggering Events."

    The Purchase Price payable, and the number of Units of Barnett Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Barnett Preferred Stock, (ii) if holders of the Barnett Preferred Stock are granted certain rights, options or warrants to subscribe for Barnett Preferred Stock or securities convertible into Barnett Preferred Stock at less than the current market price of the Barnett Preferred Stock, or (iii) upon the distribution to holders of the Barnett Preferred Stock of evidences of indebtedness, cash (excluding regular quarterly cash dividends), assets (other than dividends payable in Barnett Preferred Stock, but including dividends payable in stock other than Barnett Preferred Stock) or subscription rights or warrants (other than those referred to in (ii) above).

    With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Barnett Preferred Stock on the last trading date prior to the date of exercise.

    At any time until the earlier of (i) the close of business on the tenth day following the Stock Acquisition Date, or (ii) March 11, 2000, Barnett may redeem the Rights in whole, but not in part, at a price of $.01 per Right (payable in cash, Barnett Common Stock or other consideration deemed appropriate by the Barnett Board). Immediately upon the action of the Barnett Board ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $.01 redemption price. Notwithstanding the foregoing, the Barnett Board may not redeem the Rights following a determination that any person is an Adverse Person.

    At any time after the occurrence of a Flip-in Event, the Barnett Board may exchange the Rights (other than Rights owned by an Acquiring Person or an Adverse Person, or an affiliate or associate of any such person, which have become void), in whole or in part, at an exchange ratio of one share of Barnett Common Stock (and/or other equity securities deemed to have the same value as one share of Barnett Common Stock) per Right, subject to adjustment.

    Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of Barnett, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to shareholders or to Barnett, shareholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Barnett Common Stock (or other consideration) of Barnett or for common stock of the acquiring company as set forth above, or are exchanged as provided in the preceding paragraph.

    Other than those provisions relating to the principal economic terms of the Rights, any of the provisions of the Barnett Rights Agreement may be amended by the Barnett Board prior to the Distribution Date. After the Distribution Date, the provisions of the Barnett Rights Agreement may be amended by the Barnett Board to cure any ambiguity, to cure any defective or inconsistent provisions, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person or Adverse Person), or to shorten or lengthen any time period under the Barnett Rights Agreement; provided, however, that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable.

    The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire Barnett in a manner which causes the Rights to become discount Rights unless the offer is conditioned on a substantial number of Rights being acquired. The Rights, however, should not affect any prospective offeror willing to make an offer for all outstanding shares of Barnett Common Stock and Voting Securities at a fair price and otherwise in the best interests of Barnett and its shareholders as determined by the Barnett Board or willing to negotiate with the Barnett Board. The Rights should not interfere with any merger or other business combination approved by the Barnett Board since the Barnett Board may, at its option, at any time until ten days following the Stock Acquisition Date, redeem all, but not less than all, the then outstanding Rights at the redemption price. The Merger will not constitute a Triggering Event under the Barnett Rights Agreement.

PREFERRED STOCK

    Under the Articles of Barnett, the Barnett Board is authorized without further shareholder action to provide for the issuance of up to 20,000,000 shares of Barnett Preferred Stock in one or more series, with such voting powers, designations, preferences, rights, qualifications, limitations and restrictions, as shall be set forth in resolutions providing for the issue thereof adopted by the Barnett Board. As of the date of this Proxy Statement/Prospectus, the only series of Barnett Preferred Stock outstanding is the Series B Preferred Stock.

    SERIES B PREFERRED STOCK. Dividends on the Series B Preferred Stock are paid at the annual rate of $2.50 per share and are cumulative. In the event of dissolution, liquidation or winding up of Barnett, holders of the Series B Preferred Stock will be entitled to payment in full of $25.00 per share, plus any accrued and unpaid dividends, prior to any distribution to holders of Barnett Common Stock. The Series B Preferred Stock does not have any voting rights, except as provided by Florida law, or when any dividends on the Series B Preferred Stock are in arrears. If such dividends are in arrears, holders of Series B Preferred Stock will vote together with holders of Barnett Common Stock, and each holder of Series B Preferred Stock will be entitled to the number of votes equal to the number of whole shares of Barnett Common Stock into which his shares of Series B Preferred Stock are then convertible. Dividends on the Series B Preferred Stock are currently paid in full.

    Shares of Series B Preferred Stock are convertible into shares of Barnett Common Stock at any time at a rate of 5.1975 shares of Barnett Common Stock for each share of Series B Preferred Stock. The conversion rate is subject to adjustment under certain conditions.

    The Series B Preferred Stock is redeemable in the eleventh year after issuance, at the election of Barnett, at a price per share equal to the sum of:
(a) $25.00; (b) any accrued and unpaid dividends; and (c) a declining premium in the eleventh through fifteenth years after issuance. Barnett is obligated to purchase shares of Series B Preferred Stock, beginning in the sixteenth year following issuance, at the election of the holder at a price of $25.00 per share, plus any accrued and unpaid dividends.

                        COMPARISON OF SHAREHOLDER RIGHTS

    Barnett and Oxford are incorporated under the laws of the States of Florida and New York, respectively. If the merger is consummated, the holders of Oxford Common Stock, whose rights as shareholders are currently governed by the BCL, the Oxford Certificate and the Oxford Bylaws will, upon the exchange of their Oxford Common Stock pursuant to the Merger Agreement, become holders of shares of Barnett Common Stock and their rights as such will be governed by the FBCA, the Articles of Barnett and the Barnett Bylaws. The material differences between the rights of holders of Oxford Common Stock and the rights of holders of Barnett Common Stock, resulting from the differences in their governing documents and the application of the BCL or the FBCA thereto, are summarized below.

    The following summary does not purport to be a complete statement of the rights of holders of Barnett Common Stock under applicable Florida law, the Articles of Barnett and the Barnett Bylaws or a comprehensive comparison with the rights of the holders of Oxford Common Stock under applicable New York law, the Oxford Certificate and the Oxford Bylaws, or a complete description of the specific provisions referred to herein. This summary contains a list of the material differences but is not meant to be relied upon as an exhaustive list or a detailed description of the provisions discussed and is qualified in its entirety by reference to the FBCA and the governing corporate instruments of Barnett (including the Barnett Rights Agreement) and to the BCL and the governing corporate instruments of Oxford to which the holders of Oxford Common Stock are referred.

SPECIAL MEETING OF SHAREHOLDERS

    BARNETT. Under the FBCA, special shareholder meetings of a corporation may be called (i) by its board of directors, (ii) by any person or persons authorized to do so by its articles of incorporation or bylaws, and (iii) by holders of not less than 10 percent, unless a greater percentage (not to exceed 50 percent) is required by the articles of incorporation, of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting. The Articles of Barnett provide that a special meeting of shareholders may be called only by Barnett's Chairman or President, or by the holders of not less than thirty-five percent of the shares outstanding and entitled to vote on any proposal to be submitted at such meeting.

    OXFORD. Under the BCL, a special meeting of shareholders may be called by the board of directors or by such person or persons as may be so authorized by the certificate of incorporation and bylaws. The Oxford Certificate provides that a special meeting of shareholders may be called only by the Oxford Board.

SHAREHOLDER ACTION BY WRITTEN CONSENT

    BARNETT. Under the FBCA, unless otherwise provided in the articles of incorporation, any action which may be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote, if a consent in writing, setting forth the action so taken is signed by the holders of outstanding shares, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Articles of Barnett do not permit shareholders to act by written consent.

    OXFORD. Under the BCL, the shareholders may act without a meeting only by unanimous written consent unless the certificate of incorporation otherwise provides. The Oxford Certificate provides that any action required or permitted to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding shares, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

SHAREHOLDER NOMINATIONS AND PROPOSALS FOR BUSINESS

    BARNETT. The Barnett Bylaws establish certain procedures that must be followed for shareholders to nominate individuals to the Barnett Board or to propose business at an annual meeting of shareholders.

    In order to nominate individuals to the Barnett Board, a shareholder must, among other things, provide timely notice of such nomination in writing to the Secretary of Barnett. A shareholder's notice must set forth (a) as to each person whom the shareholder proposed to nominate for election as a director (i) the name, age, business address and residence address of each person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of Barnett held by the person as of the record date of the meeting (if such date shall have been made publicly available and shall have occurred) and as of the date of such notice and (iv) any other information relating to the person that is required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the shareholder giving such notice (i) the name and record address of such shareholder, (ii) the class or series and number of shares of capital stock of Barnett which are owned beneficially or of record by such shareholder, as of the record date of the meeting (if such date shall have been made publicly available and shall have occurred) and as of the date of such notice, (iii) a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder, (iv) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to nominate the persons named in its notice, and (v) any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to
Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

    In order to properly propose that an item of business come before the annual meeting of shareholders, a shareholder must, among other things, provide timely notice in writing to the Secretary of Barnett, which notice must include (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name, record address, class or series and number of shares of Barnett capital stock owned beneficially or of record by such shareholder as of the record date of the meeting (if such date shall have been made publicly available and shall have occurred) and as of the date of such notice, (iii) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business, (iv) any other information which would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitations of proxies for the proposal pursuant to
Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, if such shareholder were engaged in such a solicitation, and (v) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

    To be timely, a shareholder's notice of a nominee or proposed item of business to the Secretary must be delivered to or mailed and received at the principal executive offices of Barnett, (a) in the case of an annual meeting of shareholders, not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the tenth (10) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of shareholders called for the purpose of electing directors, not later than the close of business on the tenth (10) day following the day on which such notice of the date of the special meeting of shareholders was mailed or public disclosure of the date of the special meeting of shareholders was made, whichever first occurs.

    OXFORD. Neither the Oxford Certificate nor the Oxford Bylaws contain any provisions relating to the ability of shareholders to propose business at an annual meeting of shareholders or to nominate individuals for election to the Oxford Board.

CERTAIN BUSINESS COMBINATIONS (NOT INVOLVING AN INTERESTED SHAREHOLDER)

    BARNETT. The FBCA generally requires that any merger, consolidation, or sale of substantially all the assets of a corporation, be approved by a vote of the holders of a majority of all outstanding shares entitled to vote thereon. The articles of incorporation of a Florida corporation may provide for a greater vote. Except as set forth below in "--Business Combinations Involving Interested Shareholders," the Articles of Barnett do not contain such a provision.

    OXFORD. The BCL generally requires that mergers, consolidations, sales, leases, exchanges or other distributions of all or substantially all of the assets of a corporation be approved by the vote of holders of not less than two-thirds (2/3) of all of the outstanding shares entitled to vote on such transactions. The certificate of incorporation may provide for a greater vote. The Oxford Certificate does not contain such a provision.

BUSINESS COMBINATIONS INVOLVING INTERESTED SHAREHOLDERS

    BARNETT. Section 607.0901 of the FBCA provides that the approval of the holders of two-thirds of the voting shares of a corporation, other than the shares owned by an Interested Shareholder (as hereinafter defined), would be required in order to effectuate certain transactions, including, among others, a merger, sale of assets, sale of shares and reclassification of securities involving the corporation and an Interested Shareholder (an "Affiliate Transaction"). An "Interested Shareholder" is defined under the FBCA as the beneficial owner of more than 10% of the voting shares outstanding.

    The special voting requirement does not apply in any of the following five circumstances: (i) the Affiliated Transaction is approved by a majority of the corporation's disinterested directors; (ii) the corporation has not had more than 300 shareholders of record at any time during the preceding three years;
(iii) the Interested Shareholder has beneficially owned 80% of the corporation's voting shares for five years; (iv) the Interested Shareholder beneficially owns 90% of the corporation's voting shares; or (v) all of the following conditions are met (A) the cash and fair value of other consideration to be paid per share to all holders of the voting shares equals the highest per share price calculated pursuant to various methods set forth in Section 607.0901 of the FBCA, (B) the consideration to be paid in the Affiliated Transaction is in the same form as previously paid by the Interested Shareholder, and (C) during the portion of the three years preceding the announcement date that the Interested Shareholder has been an Interested Shareholder, except as approved by a majority of the disinterested directors, there shall have been no failure to pay at the regular date therefor any full periodic dividends, whether or not cumulative, on any outstanding shares of the corporation, no increase in the voting shares owned by the Interested Shareholder, and no benefit to the Interested Shareholder from loans, guarantees or other financial assistance or tax advantages provided by the corporation.

    A corporation may "opt-out" of the provisions of Section 607.0901 by electing to do so in its articles of incorporation. Barnett has not elected to "opt-out" of Section 607.0901 of the FBCA.

    The Articles of Barnett require the vote of at least 80% of the voting power of the then outstanding shares of capital stock of Barnett entitled to vote generally in an election of directors for approval of certain business combinations with an Interested Shareholder (as hereinafter defined), including certain mergers, asset sales, security issuances, recapitalizations and liquidations. An Interested Shareholder is defined as any person who is the beneficial owner of more than 10% of the outstanding voting stock.

    The special voting requirement does not apply if such business combination has been approved by a majority of Continuing Directors (as hereinafter defined) or certain fair price and other procedural requirements similar to those contained in Section 607.0901 of the FBCA and described above are satisfied. A Continuing Director means any Director who is unaffiliated with the Interested Shareholder and was a member of the Barnett Board prior to the time that the Interested Shareholder became an Interested Shareholder (a "Continuing Director") and any successor to such Continuing Director who is unaffiliated with the Interested Shareholder and was recommended to succeed a Continuing Director by a majority of Continuing Directors then on the Barnett Board.

    In addition, Section 607.0902 of the FBCA, provides that the voting rights to be accorded Control Shares (as defined below) of a Florida corporation that has (i) 100 or more shareholders, (ii) its principal place of business, its principal office, or substantial assets in Florida, and (iii) either (A) more than 10% of its shareholders residing in Florida, (B) more than 10% of its shares owned by Florida residents, or (C) 1,000 shareholders residing in Florida, must be approved by a majority of each class of voting securities of the corporation, excluding those shares held by interested persons, before the Control Shares will be granted any voting rights.

    "Control Shares" are defined in the FBCA to be shares acquired, either directly or indirectly, that when added to all other shares of the issuing corporation owned by such person, would entitle such person to exercise, either directly or indirectly, voting power within any of the following ranges: (a) 20% or more but less than 33% of all voting power of the corporations voting securities, (b) 33% or more but less than a majority all voting power of the corporation's voting securities, or (c) a majority or more of all of the voting power of the corporations voting securities. Such provisions do not apply to shares acquired pursuant to, among other things, an agreement or plan of merger or share exchange effected in compliance with the relevant provisions of the FBCA and to which the corporation is a party.

    In addition, unless otherwise provided in a corporation's articles of incorporation or bylaws, in the event Control Shares acquired in a Control-Share acquisition are accorded full voting rights and the acquiring person has acquired Control Shares with a majority or more of all voting power, all shareholders of the issuing public corporation shall have dissenters' rights.

    OXFORD. Under Section 912 of the BCL, a corporation cannot enter into certain business combinations, including certain mergers, asset sales, security issuances, recapitalizations and liquidations, involving parties beneficially owning 20% or more of the voting stock of such corporation unless the corporation's Board of Directors has approved the business combination or the stock acquisition by which the related party's interest reached 20% (the "Stock Acquisition") prior to the date of the Stock Acquisition. This restriction applies for five years after the date of the Stock Acquisition. Thereafter, the corporation may enter into a business combination with the related party: (i) if the combination is approved by a majority of the corporation's voting stock beneficially owned by shareholders other than the related party or (ii) certain fair price and procedural requirements are satisfied.

    A corporation may "opt-out" of the provisions of Section 912 by electing to do so in its certificate of incorporation. Oxford has not elected to "opt-out" of Section 912 of the BCL.

REMOVAL OF DIRECTORS

    BARNETT. The FBCA provides that, unless the articles of incorporation provide otherwise, shareholders may remove a director with or without cause unless the articles of incorporation provide that directors may be removed only for cause. The Articles of Barnett provide that directors may be removed only for cause and only by the affirmative vote, at a meeting of shareholders called for that purpose, of the holders of 80% or more of the voting power of all of the then outstanding shares of capital stock entitled to vote on the election of directors, voting together as a single class.

    OXFORD. The BCL provides that any or all of the directors may be removed for cause by a majority of votes cast by shareholders at a meeting of shareholders. The BCL further provides that the certificate of incorporation or the specific provisions of a bylaw adopted by the shareholders may provide that directors may be removed with cause by action of the Board of Directors or without cause by vote of the shareholders. The Oxford Certificate provides that any or all of the directors may be removed with or without cause by the vote of two-thirds of the shares of Oxford capital stock entitled to vote in an election of directors and any and all directors may be removed for cause by action of the Oxford Board.

CONSIDERATION OF OTHER CONSTITUENCIES

    BARNETT. The Articles of Barnett provide that directors, when evaluating a proposal to (i) make a tender offer for any equity security of Barnett; (ii) merge or consolidate Barnett with another person; or (iii) purchase or otherwise acquire substantially all the property or assets of Barnett, shall, in exercising its business judgment in determining the best interests of Barnett and its shareholders, give due consideration to several relevant factors. These factors include: (i) the consideration being offered in relation to the current market prices and the current value of Barnett in a freely negotiated transaction and in relation to the Barnett Board's estimate of the future value of Barnett as an independent entity; (ii) the social and economic effects on the employees, customers, suppliers, depositors, creditors, and any other constituents and on the communities in which Barnett and its subsidiaries operate or are located; (iii) the desirability of maintaining an independence from any other entity; (iv) the business condition, financial condition and earnings prospects of the acquiring person including, but not limited to, debt service and other existing or likely financial obligations of the acquiring person, and the possible effect of such conditions upon Barnett and its subsidiaries; and (vii) the competence, experience, and integrity of the acquiring person and its management.

    OXFORD. Section 717 of the BCL specifically entitles directors, in taking actions, including actions which may relate to a change or potential change in control of a corporation, to consider the short-term interests of the corporation and its shareholders as well as the short-term and long-term effects of any action upon (i) the corporation's prospects for future growth, (ii) the corporation's current employees, (iii) the corporation's retired employees and other beneficiaries receiving or entitled to receive retirement, welfare or similar benefits from or pursuant to any plan sponsored, or agreement entered into, by the corporation, (iv) the corporation's customers and creditors, and
(v) the ability of the corporation to provide, as a going concern, goods, services, employment opportunities and employment benefits and otherwise to contribute to the communities in which it does business. The above-described section of the BCL does not create duties of any director to any person or entity to consider or afford any particular weight to any of the foregoing criteria, nor does it abrogate any duty of the directors, either statutory or recognized by common law or court decisions. The Oxford Certificate does not contain any contrary provisions.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

    BARNETT AND OXFORD. Both the FBCA and the BCL generally provide that directors and officers, as well as other employees and individuals, may be indemnified against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation in a derivative action) if they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action, suit or proceeding, if they had no reasonable cause to believe their conduct was unlawful. The Articles of Barnett provide that Barnett shall indemnify officers and directors to the fullest extent permitted by law and the indemnification provisions in the Oxford Certificate are substantially similar to the BCL.

RIGHTS PLANS

    BARNETT. On February 21, 1990, the Barnett Board declared a dividend distribution of one right for each outstanding share of Barnett Common Stock to shareholders of record at the close of business on March 12, 1990. For a description of the Rights and the related Barnett Rights Agreement, see "DESCRIPTION OF BARNETT CAPITAL STOCK--Rights Plan."

    OXFORD.  Oxford does not have a shareholder rights plan.

DISSENTERS' RIGHTS

    BARNETT.  Under the FBCA, appraisal rights are available in connection with
(i) the consummation of a plan of merger or share exchange in which the shareholder is entitled to vote, (ii) a sale or exchange of all, or substantially all, of the property of a corporation, to which a shareholder is entitled to vote, (iii) amendments to the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment may adversely affect the rights or preferences of such shareholder, and (iv) a Control-Share acquisition (as described above). In addition, unless otherwise provided in the articles of incorporation, no appraisal rights are available with respect to a plan of merger, share exchange, or sale or exchange of property, to holders of shares of any class or series which is either: (a) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. or (b) held of record by more than 2,000 shareholders. The Articles of Barnett have no provisions regarding appraisal rights and Barnett shareholders will not have appraisal rights in connection with the Merger.

    OXFORD. Under the BCL, a shareholder entitled to vote on a merger, consolidation or other disposition who does not approve such transaction is generally entitled to appraisal rights.

                                 LEGAL MATTERS

    The validity of the shares of Barnett Common Stock which will be issued in the Merger and certain matters of Florida law will be passed upon for Barnett by Mahoney, Adams & Criser, P.A. Marshall M. Criser, a member of the firm of Mahoney, Adams & Criser, P.A., is a director of Barnett Banks, Inc. Certain other legal matters will be passed upon for Barnett by Skadden, Arps, Slate, Meagher & Flom LLP.

    Certain legal matters in connection with the Merger will be passed upon for Oxford by Rosenman & Colin LLP.

                                    EXPERTS

    The financial statements incorporated by reference in this Proxy Statement/Prospectus and elsewhere in the Registration Statement by reference to the 1995 Barnett Form 10-K have been audited by Arthur Andersen LLP, independent certified public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving such reports.

    The consolidated financial statements of Oxford and its subsidiaries as of June 30, 1996 and 1995 and for each of the years in the three-year period ended June 30, 1996 have been incorporated by reference herein and in the Registration Statement of which the Proxy Statement/Prospectus is a part in reliance upon the report of BDO Seidman, LLP, independent certified public accountants, included in the Oxford 1996 Form 10-K and incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

    Representatives of BDO Seidman, LLP are expected to be present at the Oxford Meeting to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

    Oxford will hold a 1997 Annual Meeting of Shareholders only if the Merger has not been consummated on or before September 30, 1997 (or such later date as shall be agreed to by Oxford and Barnett). In the event that Oxford holds a 1997 Annual Meeting of Shareholders, any proposals from Oxford shareholders intended to be presented thereat and included in Oxford's proxy statement with respect thereto must, in addition to meeting the eligibility and other requirements of the Commission's rules governing shareholder proposals, be received by Oxford at its principal executive offices by no later than July 7, 1997 or, in the event that the date of the 1997 Annual Meeting of Shareholders is changed by more than 30 calendar days from November 4, 1997, not later than the close of business on the tenth day following the day on which such date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

                                                                         ANNEX A

                                                                  CONFORMED COPY

--------------------------------------------------------------------------------

                          AGREEMENT AND PLAN OF MERGER
                                  BY AND AMONG
                              BARNETT BANKS, INC.,
                                   MERGER SUB
                                      AND
                             OXFORD RESOURCES CORP.
                          DATED AS OF JANUARY 14, 1997

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                                                   PAGE
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
                                                         ARTICLE I
                                                        THE MERGER

1.1.       The Merger.........................................................................................           2
1.2.       Effective Time; Effects of the Merger..............................................................           2
1.3.       Conversion of Company Common Stock.................................................................           3
1.4.       Stock Options......................................................................................           5
1.5.       Parent Common Stock................................................................................           7
1.6.       Conversion of Merger Sub Common Stock..............................................................           7
1.7.       Restated Certificate of Incorporation, By-laws.....................................................           7
1.8.       Directors and Executive Officers...................................................................           8
1.9.       Tax Consequences...................................................................................           8

                                                        ARTICLE II
                                                    EXCHANGE OF SHARES

2.1.       Parent to Make Shares Available....................................................................           8
2.2.       Exchange of Shares.................................................................................           9

                                                        ARTICLE III
                                       REPRESENTATIONS AND WARRANTIES OF THE COMPANY

3.1.       Corporate Organization.............................................................................          14
3.2.       Capitalization.....................................................................................          16
3.3.       Authority; No Violation............................................................................          19
3.4.       Consents and Approvals.............................................................................          21
3.5.       Reports; Examinations..............................................................................          22
3.6.       Financial Statements...............................................................................          23
3.7.       Broker's Fees......................................................................................          25
3.8.       Absence of Certain Changes or Events...............................................................          25
3.9.       Legal Proceedings..................................................................................          26
3.10       Taxes..............................................................................................          27
3.11.      Employees..........................................................................................          31
3.12.      Company Information................................................................................          34
3.13.      Compliance with Applicable Law.....................................................................          35
3.14.      Certain Contracts..................................................................................          36
3.15.      SEC Reports........................................................................................          38
3.16.      Undisclosed Liabilities............................................................................          39
3.17.      State Takeover Laws................................................................................          39
3.18.      Property...........................................................................................          40
3.19.      Reorganization.....................................................................................          40
3.20.      Insurance..........................................................................................          40
3.21.      Intellectual Property..............................................................................          41
3.22.      Environmental Matters..............................................................................          42
3.23.      Contracts and Leases...............................................................................          44
3.24.      Securitization Transactions........................................................................          47
3.25.      Affiliated Party Transactions......................................................................          48

                                                                                                                   PAGE
                                                                                                                   -----
                                                        ARTICLE IV
                                              REPRESENTATIONS AND WARRANTIES
                                                         OF PARENT

4.1.       Corporate Organization.............................................................................          49
4.2.       Capitalization.....................................................................................          50
4.3.       Authority; No Violation............................................................................          53
4.4.       Consents and Approvals.............................................................................          56
4.5.       Reports; Examinations..............................................................................          57
4.6.       Financial Statements...............................................................................          57
4.7.       Broker's Fees......................................................................................          59
4.8.       Absence of Certain Changes or Events...............................................................          60
4.9.       Legal Proceedings..................................................................................          60
4.10.      Parent Information.................................................................................          61
4.11.      Compliance with Applicable Law.....................................................................          61
4.12.      SEC Reports........................................................................................          62
4.13.      Undisclosed Liabilities............................................................................          63
4.14.      Ownership of Company Common Stock..................................................................          63

                                                         ARTICLE V
                                         COVENANTS RELATING TO CONDUCT OF BUSINESS

5.1.       Covenants of the Company...........................................................................          64
5.2.       Covenants of Parent................................................................................          70

                                                        ARTICLE VI
                                                   ADDITIONAL AGREEMENTS

6.1.       Regulatory and Other Matters.......................................................................          71
6.2.       Access to Information..............................................................................          73
6.3.       Legal Conditions to Merger.........................................................................          77
6.4.       Affiliates.........................................................................................          78
6.5.       Employee Benefit Plans.............................................................................          78
6.6.       Indemnification....................................................................................          78
6.7.       Stock Exchange Listing.............................................................................          81
6.8.       Subsequent Interim Financial Statements............................................................          81
6.9.       Advice of Changes..................................................................................          81
6.10.      Current Information................................................................................          82
6.11.      Merger Sub.........................................................................................          83
6.12.      Accountant's Letter................................................................................          83
6.13.      Reconciliation of Accounts.........................................................................          83
6.14.      Lease Financing....................................................................................          84
6.15.      Termination of Certain Activities..................................................................          84

                                                        ARTICLE VII
                                                   CONDITIONS PRECEDENT

7.1.       Conditions to Each Party's Obligation To Effect the Merger.........................................          85
7.2.       Conditions to Obligations of Parent and Merger Sub.................................................          86
7.3.       Conditions to Obligations of the Company...........................................................          90

                                                                                                                   PAGE
                                                                                                                   -----
                                                       ARTICLE VIII
                                                 TERMINATION AND AMENDMENT

8.1.       Termination........................................................................................          94
8.2.       Effect of Termination..............................................................................          97
8.3.       Amendment..........................................................................................          98
8.4.       Extension; Waiver..................................................................................          98

                                                        ARTICLE IX
                                                    GENERAL PROVISIONS

9.1.       Closing............................................................................................          99
9.2.       Alternative Structure..............................................................................          99
9.3.       Nonsurvival of Representations, Warranties and Agreements..........................................          99
9.4.       Expenses...........................................................................................         100
9.5.       Notices............................................................................................         100
9.6.       Interpretation.....................................................................................         101
9.7.       Counterparts.......................................................................................         102
9.8.       Entire Agreement...................................................................................         102
9.9.       Governing Law......................................................................................         102
9.10.      Severability.......................................................................................         102
9.11.      Publicity..........................................................................................         103
9.12.      Assignment; No Third Party Beneficiaries...........................................................         103
9.13.      Enforcement of Agreement...........................................................................         104
9.14.      Waiver.............................................................................................         104

                          AGREEMENT AND PLAN OF MERGER

    AGREEMENT AND PLAN OF MERGER, dated as of January 14, 1997, by and among Barnett Banks, Inc., a Florida corporation ("Parent"), a corporation to be organized under the laws of the State of New York as a direct wholly owned subsidiary of Parent ("Merger Sub") and Oxford Resources Corp., a corporation organized under the laws of the State of New York (the "Company").

    WHEREAS, the Boards of Directors of Parent and the Company have determined that it is in the best interests of their respective companies and their shareholders to consummate the business combination transaction provided for herein in which Merger Sub will, subject to the terms and conditions set forth herein, merge with and into the Company; and

    WHEREAS, the parties desire to make certain representations, warranties and agreements in connection with the Merger and also to prescribe certain conditions to the Merger.

    NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

                                   ARTICLE I
                                   THE MERGER

    1.1. THE MERGER. Subject to the terms and conditions of this Agreement, in accordance with the applicable provisions of the New York Business Corporation Law (the "BCL"), at the Effective Time (as defined in Section 1.2 hereof), Merger Sub shall merge with and into the Company (the "Merger"). The Company shall be the surviving corporation (hereinafter sometimes called the "Surviving Corporation") in the Merger, and shall continue its existence as a corporation under the laws of the State of New York. The name of the Surviving Corporation shall be Oxford Resources Corp. Upon consummation of the Merger, the separate existence of Merger Sub shall terminate.

    1.2. EFFECTIVE TIME; EFFECTS OF THE MERGER. The Merger shall become effective as set forth in the certificate of merger (the "Certificate of Merger") which shall be filed with the Secretary of State of the State of New York (the "Secretary") on the Closing Date (as defined in Section 9.1 hereof). The term "Effective Time" shall be the date and time when the Merger becomes effective, as set forth in the Certificate of Merger. At and after the Effective Time, the Merger shall have the effects set forth in Section 906 of the BCL.

    1.3. CONVERSION OF COMPANY COMMON STOCK. (a) At the Effective Time, subject to Section 2.2(e) hereof, each share of the Class A Common Stock, par value $.01 per share, of the Company (the "Class A Common Stock") and each share of the Class B Common Stock, par value $.01 per share, of the Company (the "Class B Common Stock" and, together with the Class A Common Stock, the "Company Common Stock") issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares (as defined in Section 1.3(b) hereof) and other than shares of Company Common Stock owned directly or indirectly by Parent or the Company (except for shares held in managed accounts, trust accounts or otherwise in a fiduciary capacity that are beneficially owned by third parties)) shall, by virtue of this Agreement and without any action on the part of the holder thereof, be converted into and exchangeable for .9085 shares (the "Exchange Ratio") of the common stock, par value $2.00 per share, of Parent (together with the number of Parent Rights (as defined in Section 4.2 hereof) associated therewith) ("Parent Common Stock"). All of the shares of Company Common Stock converted into Parent Common Stock pursuant to this Article I shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each certificate (each a "Certificate") previously representing any such shares of Company Common Stock shall thereafter only represent the right to receive (i) the number of whole shares of Parent Common Stock and (ii) the cash in lieu of fractional shares of Parent Common Stock into which the shares of Company Common Stock represented by such Certificate have been converted pursuant to this Agreement. Certificates previously representing shares of Company Common Stock shall be exchanged for certificates representing whole shares of Parent Common Stock and cash in lieu of fractional shares issued in consideration therefor upon the surrender of such Certificates in accordance with Section 2.2 hereof, without any interest thereon. If prior to the Effective Time, Parent should split or combine the Parent Common Stock, or pay a dividend or other distribution in the Parent Common Stock, then the Exchange Ratio shall be appropriately adjusted to reflect such split, combination, dividend or distribution. At the Effective Time, all shares of Company Common Stock owned directly or indirectly by Parent or the Company (except for shares held in managed accounts, trust accounts or otherwise in a fiduciary capacity that are beneficially owned by third parties) shall be cancelled and shall cease to exist and no stock of Parent or other consideration shall be delivered in exchange therefor.

    (b) Notwithstanding anything in this Agreement to the contrary, any shares of Company Common Stock which are outstanding immediately prior to the Effective Time and which are held by shareholders who shall not have voted such shares in favor of the Merger and who shall have filed with the Company a written objection to the Merger and a demand for appraisal of such shares in the manner provided in Section 623 of the BCL ("Dissenting Shares") shall not be converted into the right to receive, or be exchangeable for, the consideration provided for in Section 1.3(a) hereof, but, instead, the holders thereof shall be entitled to payment of the appraised value of such Dissenting Shares in accordance with the provisions of Section 623 of the BCL. The Company shall (x) give Parent prompt written notice of the receipt of any notice from a shareholder of his intent to demand payment for his shares, (y) not settle or offer to settle any such demands without the prior written consent of Parent and
(z) not, without the prior written consent of Parent, waive any failure to timely deliver a written objection to the Merger and a demand for appraisal of such shares in accordance with Section 623 of the BCL.

    1.4. STOCK OPTIONS. At the Effective Time, each option granted by the Company to purchase shares of Class A Common Stock pursuant to the Company's 1993 Stock Option Plan (the "Stock Option Plan") which is outstanding and unexercised immediately prior thereto shall be converted automatically into an option to purchase shares of Parent Common Stock in an amount and at an exercise price determined as provided below (and otherwise be subject to the terms of the Stock Option Plan):

        (i) The number of shares of Parent Common Stock to be subject to the new option shall be equal to the product of the number of shares of Class A Common Stock subject to the original option and the Exchange Ratio, provided that any fractional shares of Parent Common Stock resulting from such multiplication shall be rounded down to the nearest share; and

        (ii) The exercise price per share of Parent Common Stock under the new option shall be equal to the exercise price per share of Class A Common Stock under the original option divided by the Exchange Ratio, provided that such exercise price shall be rounded up to the nearest cent.

    The adjustment provided herein with respect to any options which are "incentive stock options" (as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) shall be and is intended to be effected in a manner which is consistent with Section 424(a) of the Code. The duration and other terms of the new option shall be the same as the original option, except that all references to the Company shall be deemed to be references to Parent.

    1.5. PARENT COMMON STOCK. The shares of Parent Common Stock issued and outstanding immediately prior to the Effective Time shall be unaffected by the Merger and at the Effective Time, such shares shall remain issued and outstanding.

    1.6. CONVERSION OF MERGER SUB COMMON STOCK. At the Effective Time, each of the shares of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger, automatically and without any action on the part of Parent, become and be converted into one share of Class A Common Stock, which shall thereafter constitute all of the issued and outstanding shares of the capital stock of the Surviving Corporation.

    1.7. RESTATED CERTIFICATE OF INCORPORATION, BY-LAWS. At the Effective Time, the Restated Certificate of Incorporation (the "Restated Certificate") and By-laws of the Company, as in effect at the Effective Time, shall be the Restated Certificate and By-laws of the Surviving Corporation.

    1.8. DIRECTORS AND EXECUTIVE OFFICERS. The directors and executive officers of the Company immediately prior to the Effective Time along with such directors and officers that Parent shall designate shall be the directors and executive officers of the Surviving Corporation, each to hold office in accordance with the Restated Certificate and By-laws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified.

    1.9. TAX CONSEQUENCES. It is intended that the Merger constitute a reorganization within the meaning of Section 368(a) of the Code, and that this Agreement constitute a "plan of reorganization" for purposes of Section 368 of the Code.

                                   ARTICLE II
                               EXCHANGE OF SHARES

    2.1. PARENT TO MAKE SHARES AVAILABLE. At or prior to the Effective Time, Parent shall deposit, or shall cause to be deposited, with a bank or trust company (the "Exchange Agent"), selected by Parent and reasonably satisfactory to the Company, for the benefit of the holders of Company Common Stock, for exchange in accordance with this Article II, certificates representing the shares of Parent Common Stock and the cash in lieu of fractional shares (such cash and/or certificates for shares of Parent Common Stock, together with any dividends or distributions with respect thereto, being hereinafter referred to as the "Exchange Fund") to be issued pursuant to Section 1.3(a) and paid pursuant to Section 2.2(a) in exchange for outstanding shares of Company Common Stock.

    2.2. EXCHANGE OF SHARES. (a) As soon as practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of Company Common Stock as of the Effective Time a form letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent) and instructions for use in effecting the surrender of the Certificates in exchange for certificates representing the shares of Parent Common Stock and the cash in lieu of fractional shares into which the shares of Company Common Stock represented by such Certificate shall have been converted pursuant to the Merger. Upon surrender of a Certificate for exchange and cancellation to the Exchange Agent, together with such letter of transmittal, duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor (x) a certificate representing that number of whole shares of Parent Common Stock to which such holder of Company Common Stock shall have become entitled pursuant to the provisions of Article I hereof and (y) a check representing the amount of cash in lieu of a fractional share of Parent Common Stock, if any, which such holder has the right to receive in respect of the Certificate surrendered pursuant to the provisions of this Article II, and the Certificate so surrendered shall forthwith be cancelled. No interest will be paid or accrued on the cash in lieu of fractional shares and unpaid dividends and distributions, if any, payable to holders of Company Common Stock.

    (b) No dividends or other distributions declared after the Effective Time with respect to Parent Common Stock and payable to the holders of record thereof shall be paid to the holder of any shares of Company Common Stock until the holder thereof shall surrender the Certificate representing such shares in accordance with this Article II. After such surrender, the record holder thereof shall be entitled to receive any such dividends or other distributions, without any interest thereon, which theretofore had become payable with respect to shares of Parent Common Stock to which such holder shall become entitled pursuant to Article I hereof.

    (c) If any certificate representing shares of Parent Common Stock is to be issued in a name other than that in which the Certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the Certificate so surrendered shall be properly endorsed (or accompanied by an appropriate instrument of transfer) and otherwise in proper form for transfer, and that the person requesting such exchange shall pay to the Exchange Agent in advance any transfer or other taxes required by reason of the issuance of a certificate representing shares of Parent Common Stock in any name other than that of the registered holder of the Certificate surrendered, or required for any other reason, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

    (d) After the Effective Time, there shall be no transfers on the stock transfer books of the Company of the shares of Company Common Stock which were issued and outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates representing such shares are presented for transfer to the Exchange Agent, they shall be cancelled and exchanged for certificates representing shares of Parent Common Stock as provided in this Article II.

    (e) Notwithstanding anything to the contrary contained herein, no certificates or scrip representing fractional shares of Parent Common Stock shall be issued upon the surrender for exchange of Certificates, no dividend or distribution with respect to Parent Common Stock shall be payable on or with respect to any fractional share, and such fractional share interests shall not entitle the owner thereof to voting rights or to any other rights of a shareholder of Parent. In lieu of the issuance of any such fractional share, Parent shall pay to each former shareholder of the Company who otherwise would be entitled to receive a fractional share of Parent Common Stock an amount in cash determined by multiplying (i) the average of the closing sales prices of Parent Common Stock on the New York Stock Exchange (the "NYSE") as reported by THE WALL STREET JOURNAL (or, if not reported thereby, another authoritative source) for the five trading days immediately preceding the date on which the Effective Time shall occur by (ii) the fraction of a share of Parent Common Stock to which such holder would otherwise be entitled to receive pursuant to
Section 1.3 hereof.

    (f) Any portion of the Exchange Fund that remains unclaimed by the shareholders of the Company for six months after the Effective Time shall be paid to Parent. Any shareholders of the Company who have not theretofore complied with this Article II shall thereafter look only to Parent for payment of their shares of Parent Common Stock, cash in lieu of fractional shares and unpaid dividends and distributions on the Parent Common Stock deliverable in respect of each share of Company Common Stock such shareholder holds as determined pursuant to this Agreement, in each case, without any interest thereon. Notwithstanding the foregoing, none of Parent, the Company, the Exchange Agent or any other person shall be liable to any former holder of shares of Company Common Stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

    (g) In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent, the posting by such person of a bond in an amount equal to such value as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the shares of Parent Common Stock, cash in lieu of fractional shares and unpaid dividends and distributions on the Parent Common Stock deliverable in respect thereof pursuant to this Agreement.

                                  ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

    The Company hereby represents and warrants to Parent as follows:

    3.1. CORPORATE ORGANIZATION. (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. The Company has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified has not had and would not be reasonably likely to have a Material Adverse Effect (as defined below) on the Company. Attached hereto as Exhibit 3.1 are true, complete and correct copies of the Restated Certificate and By-laws of the Company as in effect as of the date of this Agreement. As used in this Agreement, the term (i) "Material Adverse Effect" means, with respect to Parent or the Company, as the case may be, a material adverse effect on the business, properties, assets, liabilities, results of operations or financial condition of such party and its Subsidiaries, taken as a whole, and (ii) "Subsidiary" when used with respect to any party means any corporation, partnership or other organization, whether incorporated or unincorporated, which is consolidated with such party for financial reporting purposes.

    (b) Each of the Company's Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization. Each of the Company's Subsidiaries has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or the location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified has not had and would not be reasonably likely to have a Material Adverse Effect on the Company. The certificate of incorporation, by-laws or similar governing documents of each Subsidiary of the Company, copies of which have previously been delivered to Parent, are true, complete and correct copies of such documents as in effect as of the date of this Agreement.

    (c) The minute books of the Company and each of its Subsidiaries contain true and accurate records in all material respects of all meetings and other corporate actions held or taken since December 31, 1993 of their respective shareholders and Boards of Directors (including committees of their respective Boards of Directors).

    3.2. CAPITALIZATION. (a) The authorized capital stock of the Company consists of 62,000,000 shares of Class A Common Stock, 8,000,000 shares of Class B Common Stock and 10,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock"). As of the date of this Agreement, there are (x) 7,845,285 shares of Class A Common Stock issued and outstanding, 7,102,774 shares of Class B Common Stock issued and outstanding and no shares of Company Common Stock held in the Company's treasury, (y) no shares of Company Common Stock reserved for issuance upon exercise of outstanding stock options or otherwise except for (i) 1,300,000 shares of Class A Common Stock reserved for issuance pursuant to the Stock Option Plan (including shares of Class A Common Stock previously issued pursuant to the exercise of options granted thereunder),
(ii) 7,102,744 shares of Class A Common Stock reserved for issuance upon the conversion of a like number of shares of Class B Common Stock, (iii) shares to be issued pursuant to the terms of the Agreement and Plan of Reorganization, dated November 22, 1996, between the Company and the shareholders of Electronic Vehicle Remarketing, Inc. (the "EVRI Agreement") and (iv) 2,974,658 shares of Class A Common Stock reserved for issuance upon exercise of the option issued to Parent pursuant to the Stock Option Agreement, dated as of the date hereof, between Parent and the Company (the "Option Agreement") and (z) no shares of Preferred Stock issued or outstanding, held in the Company's treasury or reserved for issuance upon exercise of outstanding stock options or otherwise. All of the issued and outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. Except as referred to above or reflected in Section 3.2(a) of the Disclosure Schedule which is being delivered to Parent concurrently herewith (the "Company Disclosure Schedule"), the Company does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of Company Common Stock or Preferred Stock or any other equity security of the Company or any securities representing the right to purchase or otherwise receive any shares of Company Common Stock or Preferred Stock or any other equity security of the Company. The names of the optionees, the date of each option to purchase Class A Common Stock granted, the number of shares of Class A Common Stock subject to each such option, the expiration date of each such option, and the price at which each such option may be exercised under the Stock Option Plan are set forth in Section 3.2(a) of the Company Disclosure Schedule.

    (b) Section 3.2(b) of the Company Disclosure Schedule sets forth a true and correct list of all of the Subsidiaries of the Company as of the date of this Agreement. Except as set forth in Section 3.2(b) of the Company Disclosure Schedule, the Company owns, directly or indirectly, all of the issued and outstanding shares of the capital stock of each of such Subsidiaries, free and clear of all liens, charges, encumbrances and security interests whatsoever, and all of such shares are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. No Subsidiary of the Company has or is bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of capital stock or any other equity security of such Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Subsidiary and none of the options granted under the Stock Option Plan have related stock appreciation rights. Assuming compliance by Parent with Section 1.4 hereof, at the Effective Time, there will not be any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character by which the Company or any of its Subsidiaries will be bound calling for the purchase or issuance of any shares of the capital stock of the Company or any of its Subsidiaries.

    3.3. AUTHORITY; NO VIOLATION. (a) The Company has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by the Board of Directors of the Company. The Board of Directors of the Company has directed that this Agreement and the transactions contemplated hereby be submitted to the Company's shareholders for approval at a meeting of such shareholders and, except for the adoption of this Agreement by the vote of two-thirds of the votes eligible to be cast at such meeting by the holders of the Class A Common Stock and Class B Common Stock voting together as a class, no other corporate proceedings on the part of the Company are necessary to approve this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and (assuming due authorization, execution and delivery by Parent and Merger Sub) constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally.

    (b) Except as set forth in Section 3.3(b) of the Company Disclosure Schedule, neither the execution and delivery of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby nor compliance by the Company with any of the terms or provisions hereof will (i) violate any provision of the Restated Certificate or By-laws of the Company, or
(ii) assuming that the consents and approvals referred to in Section 3.4 hereof are duly obtained, (x) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to the Company or any of its Subsidiaries, or any of their respective properties or assets, or (y) violate, contravene, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any lien, pledge, security interest, charge or other encumbrance upon any of the respective properties or assets of the Company or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Company or any of its Subsidiaries is a party, or by which they or any of their respective properties or assets may be bound or affected, except (only in the case of clause (y) above) for such violations, conflicts, breaches or defaults which, either individually or in the aggregate, have not had and would not be reasonably likely to have a Material Adverse Effect on the Company.

    3.4. CONSENTS AND APPROVALS. Except for (a) the approval of this Agreement by the requisite vote of the shareholders of the Company, (b) the filing with the Securities and Exchange Commission (the "SEC") of a proxy statement in definitive form relating to the transactions contemplated hereby (the "Proxy Statement") and the mailing of such Proxy Statement to the Company's shareholders, (c) review of this Agreement and the transactions contemplated hereby by the U.S. Department of Justice ("DOJ") and the Federal Trade Commission ("FTC") under federal antitrust laws and any filings or notifications in connection therewith, (d) the filing of the Certificate of Merger with the Secretary pursuant to the BCL, (e) any filings, authorizations or approvals as may be required under the New Jersey Industrial Site Recovery Act ("ISRA"), and
(f) such filings, authorizations or approvals as may be set forth in Section 3.4 of the Company Disclosure Schedule, no consents or approvals of or filings or registrations with any court, administrative agency or commission or other governmental authority or instrumentality, in each case, whether federal, state or local (each a "Governmental Entity") or with any third party are necessary in connection with the execution and delivery by the Company of this Agreement and the consummation by the Company of the Merger and the other transactions contemplated hereby.

    3.5. REPORTS; EXAMINATIONS. Each of the Company and its Subsidiaries has timely filed all material reports, registrations and statements, together with any amendments required to be made with respect thereto, that it was required to file since December 31, 1991 with any Governmental Entity and has paid all fees and assessments due and payable in connection therewith. Except for normal examinations conducted by a Governmental Entity in the regular course of the business of the Company and its Subsidiaries and except as set forth in Section
3.5 of the Company Disclosure Schedule, no Governmental Entity has initiated any proceeding or, to the Best Knowledge of the Company, investigation into the business or operations of the Company or any of its Subsidiaries since December 31, 1991. There is no unresolved material violation, criticism, or exception by any Governmental Entity with respect to any report or statement relating to any examinations of the Company or any of its Subsidiaries. As used herein, the term "Best Knowledge" means with respect to the Company the actual knowledge of any of the persons set forth on Schedule 3.5.

    3.6. FINANCIAL STATEMENTS. The Company has previously delivered to Parent copies of (a) the consolidated balance sheets of the Company and its Subsidiaries as of June 30 for the fiscal years 1995 and 1996, and the related consolidated statements of operations, shareholders' equity and cash flows for the fiscal years 1994 through 1996, inclusive, as reported in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1996 (the "10-K") filed with the SEC pursuant to the rules and regulations of the SEC, in each case accompanied by the audit report of BDO Seidman LLP, independent public accountants with respect to the Company, and (b) the unaudited consolidated balance sheets of the Company and its Subsidiaries as of September 30, 1996 and September 30, 1995 and the related unaudited consolidated statements of operations for the three month periods then ended as reported in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1996 filed with the SEC pursuant to the rules and regulations of the SEC. The June 30, 1996 consolidated balance sheet of the Company and its Subsidiaries (including the related notes, where applicable) fairly presents the consolidated financial position of the Company and its Subsidiaries as of the date thereof, and the other financial statements referred to in this Section 3.6 (including the related notes, where applicable) fairly present, and the financial statements of the Company referred to in Section 6.8 will fairly present (subject, in the case of the unaudited statements, to recurring audit adjustments normal in nature and amount), the results of the consolidated operations and financial position of the Company and its Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth; each of such statements (including the related notes, where applicable) comply, and the financial statements of the Company referred to in Section 6.8 will comply, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto; and each of such statements (including the related notes, where applicable) has been, and the financial statements of the Company referred to in Section 6.8 will be, prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied during the periods involved, except as indicated in the notes thereto. The books and records of the Company and its Subsidiaries have been, and are being, maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements and reflect only actual transactions.

    3.7. BROKER'S FEES. Neither the Company nor any of its Subsidiaries nor any of their respective officers or directors has employed any broker or finder or incurred any liability for any broker's fees, commissions or finder's fees in connection with any of the transactions contemplated by this Agreement or the Option Agreement, except that the Company has engaged, and will pay a fee or commission to, Prudential Securities Incorporated ("Prudential") as set forth on
Exhibit 3.7.

    3.8. ABSENCE OF CERTAIN CHANGES OR EVENTS. (a) Except as may be set forth in Section 3.8(a) of the Company Disclosure Schedule, (i) since June 30, 1996, no event, circumstance or condition has occurred or has failed to occur which has caused, or is reasonably likely to cause, individually or in the aggregate, a Material Adverse Effect on the Company, and (ii) since June 30, 1996, the Company and its Subsidiaries have carried on their respective businesses in the ordinary course consistent with their past practices (excluding the execution of this Agreement and related matters).

    (b) Except as set forth in Section 3.8(b) of the Company Disclosure Schedule, since June 30, 1996, neither the Company nor any of its Subsidiaries has (i) increased the wages, salaries, compensation, pension, or other fringe benefits or perquisites payable to any executive officer, employee, or director from the amount thereof in effect as of June 30, 1996 (which amounts have been previously disclosed to Parent) other than increases as would be permitted under
Section 5.1 hereof, granted any severance or termination pay, entered into any contract to make or grant any severance or termination pay, or paid any bonus other than year-end bonuses for fiscal 1996 as listed in Section 3.8(b) of the Company Disclosure Schedule, (ii) suffered any strike, work stoppage, slow-down or other labor disturbance, (iii) been a party to a collective bargaining agreement, contract or other agreement or understanding with a labor union or organization, or (iv) to the Best Knowledge of the Company, had any union organizing activities.

    3.9. LEGAL PROCEEDINGS. Except as set forth in Section 3.9 of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries is a party to any, and there are no pending or, to the Best Knowledge of the Company, threatened, legal, administrative, arbitral or other proceedings, claims, actions or governmental or regulatory investigations of any nature against the Company or any of its Subsidiaries or challenging the validity or propriety of the transactions contemplated by this Agreement as to which in either case there is a reasonable probability of an adverse determination and which, if adversely determined, would, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect on the Company or materially impair the ability of the Company or Parent to consummate the transactions contemplated hereby. There is no injunction, order, judgment, decree, or regulatory restriction imposed upon the Company or any of its Subsidiaries or any of their respective assets or properties which has had, or could reasonably be expected to have, a Material Adverse Effect on the Company.

    3.10. TAXES. (a) Except as set forth in Section 3.10(a) of the Company Disclosure Schedule, each of the Company and its Subsidiaries has (i) duly and timely filed or will duly and timely file (including applicable extensions granted without penalty) all Tax Returns (as hereinafter defined) required to be filed at or prior to the Effective Time, and such Tax Returns are true, correct and complete in all material respects, and (ii) paid in full or made adequate provision in the financial statements of the Company (in accordance with GAAP) for all Taxes (as hereinafter defined) and will pay in full or make adequate provision for all Taxes. No deficiencies for any Taxes have been proposed, asserted, assessed or, to the Best Knowledge of the Company, threatened against or with respect to the Company or any of its Subsidiaries. Except as set forth in Section 3.10(a) of the Company Disclosure Schedule, (i) there are no liens for Taxes upon the assets of either the Company or its Subsidiaries except for statutory liens for current Taxes not yet due, (ii) neither the Company nor any of its Subsidiaries has requested any extension of time within which to file any Tax Returns in respect of any fiscal year which have not since been filed and no request for waivers of the time to assess any Taxes are pending or outstanding, (iii) with respect to each taxable period of the Company and its Subsidiaries, the federal and state income Tax Returns of the Company and its Subsidiaries have been audited by the Internal Revenue Service (the "IRS") or appropriate state tax authorities or the time for assessing and collecting income Tax with respect to such taxable period has closed and such taxable period is not subject to review, (iv) neither the Company nor any of its Subsidiaries has filed or been included in a combined, consolidated or unitary income Tax Return other than one in which the Company was the parent of the group filing such Tax Return, (v) neither the Company nor any of its Subsidiaries is a party to any agreement providing for the allocation or sharing of Taxes (other than the allocation of federal income taxes as provided by Treasury regulation Section 1.1552-1(a)(1)) or indemnification for Taxes (including without limitation, with respect to the spin-off of WLNY-TV, Inc. ("WLNY")), (vi) neither the Company nor any of its Subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the Code (or any similar or corresponding provision or requirement of state, local or foreign income Tax law), by reason of the voluntary change in accounting method (nor has any taxing authority proposed in writing any such adjustment or change of accounting method), (vii) neither the Company nor any of its Subsidiaries has filed a consent pursuant to Section 341(f) of the Code, (viii) neither the Company nor any of its Subsidiaries has made any payment or will be obligated to make any payment (by contract or otherwise) which will not be deductible by reason of Section 280G of the Code, (ix) neither the Company nor any of its Subsidiaries has undergone an "ownership change" within the meaning of Section 382 of the Code, (x) neither the Company nor any of its Subsidiaries has any losses which are subject to a "separate return limitation year" limitation within the meaning of Treasury regulation Section 1.1502, and (xi) each of the Company and its Subsidiaries has complied and will comply with all applicable laws, rules and regulations relating to the payment and withholding of Taxes and has, within the time and in the manner prescribed by law, withheld from employee wages and paid over to the proper governmental authorities all amounts required to be so withheld and paid over under all applicable laws.

    (b) Except as set forth in Section 3.10(b) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries owns, directly or indirectly (including, without limitation, through partnerships, corporations, trusts or other entities), interests in real property ("Real Property Interests") situated in (A) New York State, which by reason of the Merger would be subject to the New York State Real Property Transfer Tax (the "New York Transfer Taxes"), or (B) any state other than New York State which by reason of the Merger would be subject to any tax similar to the New York Transfer Taxes. For purposes of this Section 3.10(b), Real Property Interests include, without limitation, titles in fee, leasehold interests, beneficial interests, encumbrances, development rights or any other interests with the right to use or occupy real property or the right to receive rents, profits or other income derived therefrom, or any options or contracts to purchase real property.

    (c) As of June 30, 1996, the Company had federal net operating loss carryforwards of approximately $123,400,000 and state net operating loss carryforwards of the approximate amounts set forth in Section 3.10(c) of the Company Disclosure Schedule.

    (d) For purposes of this Agreement, "Taxes" shall mean all taxes, charges, fees, levies, penalties or other assessments imposed by any United States federal, state, local or foreign taxing authority, including, but not limited to income, use, ad valorem, luxury, excise, property, sales, transfer, franchise, payroll, withholding, social security or other taxes, including any interest, penalties or additions attributable thereto.

    (e) For purposes of this Agreement, "Tax Return" shall mean any return, report, information return or other document (including any related or supporting information) with respect to Taxes.

    3.11. EMPLOYEES. (a) Section 3.11(a) of the Company Disclosure Schedule sets forth a true and complete list of each employee benefit plan, arrangement or agreement (including, without limitation, each employment, severance and similar agreement) that is maintained or contributed to or required to be contributed to as of the date of this Agreement (the "Plans") by the Company or any of its Subsidiaries or by any trade or business, whether or not incorporated (an "ERISA Affiliate"), all of which together with the Company would be deemed a "single employer" within the meaning of Section 4001 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), for the benefit of any employee or former employee of the Company, any of its Subsidiaries or any ERISA Affiliate.

    (b) The Company has heretofore delivered to Parent true and complete copies of each of the Plans and all related documents, including but not limited to (i) the actuarial report for such Plan (if applicable) for each of the last two years, and (ii) the most recent determination letter from the IRS (if applicable) for such Plan.

    (c) Except as set forth in Section 3.11(c) of the Company Disclosure Schedule, (i) each of the Plans has been operated and administered in all material respects in accordance with its terms and applicable law, including but not limited to ERISA and the Code, (ii) each of the Plans intended to be "qualified" within the meaning of Section 401(a) of the Code either (1) has received a favorable determination letter from the IRS, or (2) is or will be the subject of an application for a favorable determination letter, and the Company is not aware of any circumstances likely to result in the revocation or denial of any such favorable determination letter, (iii) with respect to each Plan which is subject to Title IV of ERISA, the present value of accrued benefits under such Plan, based upon the actuarial assumptions used for funding purposes in the most recent actuarial report prepared by such Plan's actuary with respect to such Plan, did not, as of its latest valuation date, exceed the then current value of the assets of such Plan allocable to such accrued benefits, (iv) no Plan provides benefits, including without limitation death or medical benefits (whether or not insured), with respect to current or former employees of the Company, its Subsidiaries or any ERISA Affiliate beyond their retirement or other termination of service, other than (w) coverage mandated by applicable law, (x) death benefits or retirement benefits under any "employee pension plan," as that term is defined in Section 3(2) of ERISA, (y) deferred compensation benefits accrued as liabilities on the books of the Company, its Subsidiaries or the ERISA Affiliates or (z) benefits the full cost of which is borne by the current or former employee (or his beneficiary), (v) no liability under Title IV of ERISA has been incurred by the Company, its Subsidiaries or any ERISA Affiliate that has not been satisfied in full, and no condition exists that presents a material risk to the Company, its Subsidiaries or an ERISA Affiliate of incurring a material liability thereunder, (vi) no Plan is a "multiemployer pension plan," as such term is defined in Section 3(37) of ERISA,
(vii) all contributions or other amounts payable by the Company, its Subsidiaries or any ERISA Affiliates as of the Effective Time with respect to each Plan in respect of current or prior plan years have been paid or accrued in accordance with GAAP and Section 412 of the Code, (viii) neither the Company, its Subsidiaries nor any ERISA Affiliate has engaged in a transaction in connection with which the Company, its Subsidiaries or any ERISA Affiliate could be subject to either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a tax imposed pursuant to Section 4975 or 4976 of the Code, (ix) there are no pending, or, to the Best Knowledge of the Company, threatened or anticipated claims (other than routine claims for benefits) by, on behalf of or against any of the Plans or any trusts related thereto and (x) the consummation of the transactions contemplated by this Agreement will not (A) entitle any current or former employee or officer of the Company or any ERISA Affiliate to severance pay, termination pay or any other payment, except as expressly provided in this Agreement or (B) accelerate the time of payment or vesting or increase the amount of compensation due any such employee or officer.

    3.12. COMPANY INFORMATION. The information provided in writing by the Company relating to the Company and its Subsidiaries to be contained in the Proxy Statement and in the registration statement on Form S-4 (the "S-4") of which the Proxy Statement will be included as a prospectus, or in any other document filed with any Governmental Entity in connection herewith, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading.

    3.13. COMPLIANCE WITH APPLICABLE LAW. The Company and each of its Subsidiaries hold, and have at all times held, all material licenses, registrations, franchises, permits and authorizations, or written exemptions therefrom, necessary for the lawful conduct of their respective businesses under and pursuant to all, and have complied with and are not in default in any respect under any, applicable law, statute, order, rule, regulation, policy and/or guideline of any Governmental Entity relating to the Company or any of its Subsidiaries (including, without limitation, each statute, rule or regulation set forth under the caption "Regulatory Matters" contained in the 10-K), except where the failure to hold such license, franchise, permit or authorization or such noncompliance or default has not had and would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect on the Company, and neither the Company nor any of its Subsidiaries knows of, or has received any notice of, any material violations of any of the above.

    3.14. CERTAIN CONTRACTS. (a) Except as set forth in Section 3.14(a) of the Company Disclosure Schedule or in the exhibit index to the 10-K, neither the Company nor any of its Subsidiaries is a party to or is bound by any contract, arrangement, commitment or understanding (whether written or oral) (i) with respect to the employment of any directors, officers, employees or consultants which, solely in the case of consultants, provide for payments in excess of $100,000 per annum or cannot be terminated upon 30 days' or less notice without penalty, (ii) which, upon the consummation of the transactions contemplated by this Agreement will (either alone or upon the occurrence of any additional acts or events) result in any payment (whether of severance pay or otherwise) becoming due from Parent, the Company, the Surviving Corporation or any of their respective Subsidiaries to any director, officer or employee thereof, (iii) which is a material contract (as defined in Item 601(b)(10) of Regulation S-K of the SEC) to be performed after the date of this Agreement, (iv) which is a contract or agreement not otherwise described by clause (iii) hereof involving the payment of more than $100,000 per annum, (v) which materially restricts the conduct of any line of business by the Company or any of its Subsidiaries or
(vi) under which any of the benefits will be increased, or the vesting of the benefits will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement, or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement. Each contract, arrangement, commitment or understanding of the type described in this Section 3.14(a), whether or not set forth in Section 3.14(a) of the Company Disclosure Schedule or in the exhibit index to the 10-K, is referred to herein as a "Company Contract". The Company has previously delivered to Parent true and correct copies of each Company Contract.

    (b) Except as set forth in Section 3.14(b) of the Company Disclosure Schedule, (i) each Company Contract is valid and binding and in full force and effect, (ii) the Company and each of its Subsidiaries have in all material respects performed all obligations required to be performed by it to date under each Company Contract, except where such noncompliance, individually or in the aggregate, has not had and would not be reasonably likely to have a Material Adverse Effect on the Company, (iii) no event or condition exists which constitutes or, after notice or lapse of time or both, would constitute, a material default on the part of the Company or any of its Subsidiaries under any such Company Contract, except where such default, individually or in the aggregate, has not had and would not be reasonably likely to have a Material Adverse Effect on the Company and (iv) no other party to such Company Contract is, to the Best Knowledge of the Company, in default in any respect thereunder, except where such default, individually or in the aggregate, has not had and would not be reasonably likely to have a Material Adverse Effect on the Company.

    3.15. SEC REPORTS. The Company has previously made available to Parent an accurate and complete copy of each (a) final registration statement, prospectus, report, schedule and definitive proxy statement filed since December 1, 1993 by the Company with the SEC pursuant to the Securities Act of 1933, as amended (the "Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the rules and regulations of the SEC (the "Company Reports") and (b) communication mailed by the Company to its shareholders since December 1, 1993, and no such Company Report or communication contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, except that information as of a later date shall be deemed to modify information as of an earlier date. The Company has timely filed all Company Reports and other documents required to be filed by it pursuant to the Act and the Exchange Act, and, as of their respective dates, all Company Reports complied in all material respects with the published rules and regulations of the SEC with respect thereto.

    3.16. UNDISCLOSED LIABILITIES. Except (a) as set forth in Section 3.16 of the Company Disclosure Schedule, (b) for those liabilities that are fully reflected or reserved against on the consolidated balance sheet of the Company and its Subsidiaries as of June 30, 1996, (c) for expenses incurred in connection with the transactions contemplated by this Agreement and (d) for liabilities incurred in the ordinary course of business consistent with past practice since June 30, 1996 that, either alone or when combined with all similar liabilities, have not had, and could not reasonably be expected to have, a Material Adverse Effect on the Company, neither the Company nor any of its Subsidiaries has incurred any liability of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether due or to become due).

    3.17. STATE TAKEOVER LAWS. Assuming the accuracy of the representation set forth in Section 4.14, the Company has taken all such actions so that the provisions of Section 912 of BCL will not apply to this Agreement or any of the transactions contemplated hereby, and no other state takeover law imposes requirements on this Agreement or the transactions contemplated hereby.

    3.18. PROPERTY. Each of the Company and its Subsidiaries has good and marketable title free and clear of all liens, encumbrances, mortgages, pledges, charges, defaults or equitable interests to all of the properties and assets, real and personal, tangible or intangible, which, individually or in the aggregate, are material, and which are reflected on the balance sheet of the Company as of June 30, 1996 or acquired after such date, except for (i) liens for taxes not yet due and payable, (ii) such imperfections of title, easements and encumbrances, if any, as are not material in character, amount or extent or
(iii) dispositions and encumbrances of, or on, such properties or assets for adequate consideration in the ordinary course of business. All leases pursuant to which the Company or any Subsidiary of the Company, as lessee, leases real or personal property which, individually or in the aggregate, are material are valid and enforceable in accordance with their respective terms and neither the Company nor any of its Subsidiaries nor, to the Best Knowledge of the Company, any other party thereto is in default in any material respect thereunder.

    3.19. REORGANIZATION. The Company has no reason to believe that the Merger will fail to qualify as a reorganization under Section 368(a) of the Code.

    3.20. INSURANCE. The Company and each of its Subsidiaries maintain insurance in amounts reasonably necessary for their operations and, to the Best Knowledge of the Company, similar in scope and coverage to that maintained by other entities engaging in the same businesses. Since June 30, 1996, neither the Company nor any of its Subsidiaries have received any notice of a premium increase or cancellation with respect to any of its insurance policies or bonds, and since December 31, 1993, neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for, and the Company has no reason to believe that existing insurance coverage cannot be renewed as and when the same shall expire, upon terms and conditions as favorable as those presently in effect, other than possible increases in premiums or unavailability in coverage that have not resulted from any extraordinary loss experience of the Company or any Subsidiary of the Company.

    3.21. INTELLECTUAL PROPERTY. Except as set forth in Section 3.21 of the Company Disclosure Schedule, the Company and its Subsidiaries own or possess all trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by them in connection with their respective businesses, and neither the Company nor any such Subsidiary has received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be reasonably likely to result in a Material Adverse Effect on the Company.

    3.22 ENVIRONMENTAL MATTERS. (a) Except as set forth in Section 3.22(a) of the Company Disclosure Schedule, each of the Company and its Subsidiaries is in material compliance with all applicable Environmental Laws and with the requirements set forth in Section 8.3 of the Agreement of Sale, dated August 28, 1995, regarding the purchase by a Subsidiary of the Company of real property located in New Jersey (the "New Jersey Property"). Except as set forth in
Section 3.22(a) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has received any communication (written or oral), whether from a Governmental Entity, citizens group, employee or otherwise, that alleges that the Company or any of its Subsidiaries is not in such material compliance, and to the Best Knowledge of the Company, there are no circumstances that may prevent or interfere with such material compliance in the future. There has been no change in the use of the New Jersey Property since the closing of the Company's purchase thereof in November, 1995.

    (b) Except as set forth in Section 3.22(b) of the Company Disclosure Schedule, there is no Environmental Claim pending or, to the Best Knowledge of the Company, threatened against the Company or any of its Subsidiaries or, to the Best Knowledge of the Company, against any person or entity whose liability for any Environmental Claim the Company or any of its Subsidiaries has or may have retained or assumed either contractually or by operation of law.

    (c) Except as set forth in Section 3.22(c) of the Company Disclosure Schedule, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge or disposal of any Material of Environmental Concern, that could form the basis of any material Environmental Claim against the Company or any of its Subsidiaries or, to the Best Knowledge of the Company, against any person or entity whose liability for any Environmental Claim the Company or any of its Subsidiaries has or may have retained or assumed either contractually or by operation by law.

    (d) As used herein the term, "Environmental Claim" means any notice (written or oral) by any person or entity alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) arising out of, based on or resulting from (i) the presence, or release into the environment, of any Material of Environmental Concern at any location that is owned or operated by the Company or any of its Subsidiaries or (ii) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

    As used herein the term, "Environmental Laws" means all federal, state, local and foreign laws and regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of Materials of Environmental Concern, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern.

    As used herein the term, "Materials of Environmental Concern" means chemicals, pollutants, contaminants, wastes, toxic substances, petroleum and petroleum products.

    3.23. CONTRACTS AND LEASES. (a) Except where the failure, individually or in the aggregate, to be true and correct has not had and would not be reasonably likely to have a Material Adverse Effect on the Company, all of the following are true and correct: (i) all Contracts (as defined in the 10-K) and all leases (the "Leases") pursuant to which the Company or any of its Subsidiaries, as lender, lessor or sublessor, finances, leases or subleases automobiles, have been duly executed by a borrower or lessee, as the case may be, of legal capacity, are enforceable against the borrower or the lessee, as the case may be, in accordance with their terms (except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether applied in a proceeding in equity or at law)), and conform to all applicable Regulations (as defined below), (ii) the Documents (as defined below) were, upon origination or purchase of the Contract or Lease, as the case may be, and currently are in compliance with applicable Regulations and are complete in all material respects, (iii) there exist no facts or circumstances which would entitle an Investor (as defined below) to demand the repurchase of a Contract, and (iv) no event or condition exists which constitutes or, after notice or lapse of time or both, would constitute, a material default on the part of the Company or any of its Subsidiaries under any Document entered into with a Lender (as defined in the 10-K) in connection with a Lease.

    (b) As used herein, the term "Regulations" means all (i) Federal, state and local laws, rules and regulations with respect to the origination, purchase, sale, pooling, servicing, subservicing, master servicing or filing of claims in connection with a Contract or Lease, (ii) the responsibilities and obligations set forth in any agreement between the Company or any of its Subsidiaries and any purchaser of a Contract (an "Investor"), any trust, corporation, partnership or other entity (a "Securitization Entity") which holds Contracts in connection with a Securitization Transaction, any Affiliate (as such term is defined under the rules and regulations of the SEC) of the Company which is the issuer or depositor of securities issued in a Securitization Transaction (a "Securitization Issuer") or any entity which is a trustee for any Securitization Transaction (a "Securitization Trustee"), and (iii) the laws, rules, regulations, guidelines, handbooks and other requirements of an Investor, Securitization Entity, Securitization Issuer or Securitization Trustee.

    (c) As used herein, the term "Documents" means the agreements, instruments, certificates, or other documents at any time evidencing, governing, executed in connection with, or as security for, or otherwise relating to, a Contract or Lease, and all amendments, modifications, renewals, extensions, rearrangements, and substitutions with respect to any of the foregoing.

    3.24. SECURITIZATION TRANSACTIONS. Except where the failure, individually or in the aggregate, to be true and correct has not had and would not be reasonably likely to have a Material Adverse Effect on the Company, all of the following are true and correct: (a) each Affiliate of the Company which is the servicer (a "Securitization Servicer") of any outstanding transaction under which the Company or any of its Affiliates sold or pledged Contracts in a securitization registered or not registered under the Act (a "Securitization Transaction") has complied with all agreements and all conditions to be performed or satisfied by it with respect to all agreements and arrangements pursuant to which it is bound under such Securitization Transaction (such agreements and arrangements are collectively referred to as the "Securitization Instruments"), (b) each Securitization Issuer, Securitization Trustee and Securitization Servicer has performed all of its respective obligations under the Securitization Instruments and, if applicable, under the Exchange Act or any other existing law relating to Securitization Transactions, and has made all filings required to be made by or under the Exchange Act, (c) no Securitization Issuer, Securitization Trustee or Securitization Servicer has taken any action which would adversely affect the characterization or tax treatment for federal, state or local income or franchise tax purposes, of any Securitization Entity or any securities issued in a Securitization Transaction, and all required federal, state and local tax and information returns relating to any Securitization Transaction have been properly filed, and (d) there is no breach or violation of any representation, warranty or covenant made by the Company, any Affiliate of the Company, or any other person pursuant to the Securitization Instruments. No Securitization Issuer, Securitization Trustee, or Securitization Servicer has taken any action which would cause any Securitization Entity to be registered as an investment company pursuant to the Investment Company Act of 1940, as amended (the "Investment Company Act"), or which would cause any Securitization Entity to be "controlled by" an investment company within the meaning of the Investment Company Act.

    3.25. AFFILIATED PARTY TRANSACTIONS. Except as set forth in Section 3.25 of the Company Disclosure Schedule, no director or officer of the Company or any of its Subsidiaries, nor any of their respective Affiliates (i) has any ownership interest directly or indirectly, in any competitor, supplier or customer of the Company or any of its Subsidiaries; (ii) has any outstanding loan or other extension of credit to or from the Company or any of its Subsidiaries; (iii) is a party to, or has any interest in, any contract or agreement with the Company or any of its Subsidiaries; or (iv) has engaged in any transaction with the Company or any of its Subsidiaries during the periods covered by the financial statements referred to in Section 3.6.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                                   OF PARENT

    Parent hereby represents and warrants to the Company as follows:

    4.1. CORPORATE ORGANIZATION. (a) Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. Parent has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a Material Adverse Effect on Parent. Parent is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act").

    (b) Upon its formation, Merger Sub will be a corporation duly organized, validly existing and in good standing under the laws of the State of New York. Each of Parent's Subsidiaries that is a "Significant Subsidiary" (as such term is defined in Regulation S-X promulgated by the SEC) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each Significant Subsidiary of Parent has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a Material Adverse Effect on Parent.

    4.2. CAPITALIZATION. (a) As of December 31, 1996, the authorized capital stock of Parent consists of 400,000,000 shares of Parent Common Stock and 20,000,000 shares of preferred stock, par value $0.10 per share ("Parent Preferred Stock"). As of December 31, 1996, there were (x) 189,668,922 shares of Parent Common Stock issued and outstanding, (y) 8,489 shares of Parent Preferred Stock issued and outstanding, which have been designated as Series B Preferred Stock, (z) no shares of Parent Common Stock held in Parent's treasury and (zz) 8,000,000 shares of Parent Common Stock issued to the Parent rabbi trust. As of December 31, 1996, no shares of Parent Common Stock or Parent Preferred Stock were reserved for issuance, except that (w) 11,094,645 shares of or held by Parent Common Stock were reserved for issuance pursuant to Parent's Shareholder Investment Plan, Employee Stock Purchase Plan, BEST Plan, Management Plan and Retirement Plan and the Parent rabbi trust plans, (x) 16,033,233 shares of Parent Common Stock were reserved for issuance upon the exercise of stock options pursuant to the Parent 1989 Long Term Incentive Plan, (y) 2,000,000 shares of Parent Junior Participating Preferred Stock were reserved for issuance upon exercise of the rights (the "Parent Rights") distributed to holders of Parent Common Stock pursuant to the Shareholder Rights Agreement, dated as of February 21, 1990, between Parent and First Chicago Trust Company of New York, as Rights Agent (the "Rights Agreement"), (z) 44,510 shares of Parent Common Stock were reserved for issuance upon conversion of issued and outstanding shares of Parent Preferred Stock. All of the issued and outstanding shares of Parent Common Stock and Parent Preferred Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. As of December 31, 1996, except as referred to above or reflected in Section 4.2(a) of the Disclosure Schedule which is being delivered by Parent to the Company herewith (the "Parent Disclosure Schedule") and except for the Rights Agreement, Parent does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of Parent Common Stock or Parent Preferred Stock or any other equity securities of Parent or any securities representing the right to purchase or otherwise receive any shares of Parent Common Stock or Parent Preferred Stock. The shares of Parent Common Stock to be issued pursuant to the Merger will be duly authorized and validly issued and, at the Effective Time, all such shares will be fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof.

    (b) Except as set forth in Section 4.2(b) of the Parent Disclosure Schedule, Parent owns, directly or indirectly, all of the issued and outstanding shares of capital stock of each of the Significant Subsidiaries of Parent, free and clear of all liens, charges, encumbrances and security interests whatsoever, and all of such shares are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. As of the date of this Agreement, no Significant Subsidiary of Parent has or is bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character with any party that is not a direct or indirect Subsidiary of Parent calling for the purchase or issuance of any shares of capital stock or any other equity security of such Significant Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Significant Subsidiary.

    4.3. AUTHORITY; NO VIOLATION. (a) Parent has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by the Board of Directors of Parent, and, except as set forth in Section 4.3(b), no other corporate proceedings on the part of Parent are necessary to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Parent and (assuming due authorization, execution and delivery by the Company) constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally.

    (b) Upon its formation, Merger Sub will have full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will be duly and validly approved by the Board of Directors of Merger Sub and by Parent as the sole shareholder of Merger Sub, and, upon such approval, no other corporate proceedings on the part of Merger Sub will be necessary to consummate the transactions contemplated hereby. This Agreement will be duly and validly executed and delivered by Merger Sub and (assuming due authorization, execution and delivery by the Company) will constitute a valid and binding obligation of Merger Sub, enforceable against Merger Sub in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally.

    (c) Except as set forth in Section 4.3(c) of the Parent Disclosure Schedule, neither the execution and delivery of this Agreement by Parent or Merger Sub, nor the consummation by Parent or Merger Sub of the transactions contemplated hereby, nor compliance by Parent or Merger Sub with any of the terms or provisions hereof, will (i) violate any provision of the Certificate of Incorporation or By-laws of Parent, or the articles of incorporation or by-laws or similar governing documents of Merger Sub or (ii) assuming that the consents and approvals referred to in Section 4.4 are duly obtained, (x) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Parent, Merger Sub or any of Parent's Subsidiaries or any of their respective properties or assets, or (y) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any lien, pledge, security interest, charge or other encumbrance upon any of the respective properties or assets of Parent, Merger Sub or any of Parent's Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Parent, Merger Sub or any of Parent's Subsidiaries is a party, or by which they or any of their respective properties or assets may be bound or affected, except (only in the case of clause (y) above) for such violations, conflicts, breaches or defaults which either individually or in the aggregate will not have or be reasonably likely to have a Material Adverse Effect on Parent.

    4.4. CONSENTS AND APPROVALS. Except for (a) the filing of applications and notices, as applicable, with the Federal Reserve Board under the BHC Act and approval of such applications and notices, (b) the filing with the SEC of the S-4, (c) the filing of the Certificate of Merger with the Secretary pursuant to the BCL, (d) review of this Agreement and the transactions contemplated hereby by the DOJ and the FTC and any filings or notifications in connection therewith,
(e) the filing of an application with the NYSE to list the Parent Common Stock to be issued in the Merger on the NYSE and the approval of such application, (f) such filings as are required to be made in connection with the formation of Merger Sub and (g) such filings, authorizations or approvals as may be set forth in Section 4.4 of the Parent Disclosure Schedule, no consents or approvals of or filings or registrations with any Governmental Entity or with any third party are necessary in connection with the execution and delivery by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated hereby.

    4.5. REPORTS; EXAMINATIONS. Except where the failure of any of the following to be true and correct would not, individually or in the aggregate, have a Material Adverse Effect on Parent: (i) each of Parent and its Subsidiaries has timely filed all material reports, registrations and statements, together with any amendments required to be made with respect thereto, that it was required to file since December 31, 1991 with any Governmental Entity and has paid all fees and assessments due and payable in connection therewith; (ii) except for normal examinations conducted by a Governmental Entity in the regular course of the business of Parent and its Subsidiaries, no Governmental Entity has initiated any proceeding or, to the best knowledge of Parent, investigation into the business or operations of Parent or any of its Subsidiaries since December 31, 1991; and (iii) there is no unresolved material violation, criticism, or exception by any Governmental Entity with respect to any report or statement relating to any examinations of Parent or any of its Subsidiaries.

    4.6. FINANCIAL STATEMENTS. Parent has previously delivered to the Company copies of (a) the consolidated balance sheets of Parent and its Subsidiaries as of December 31, 1994 and 1995 and the related consolidated statements of income, changes in shareholders' equity and cash flows for the fiscal years 1993 through 1995, inclusive, as reported in Parent's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 filed with the SEC under the Exchange Act, in each case accompanied by the audit report of Arthur Andersen LLP, independent public accountants with respect to Parent, and (b) the unaudited consolidated balance sheets of Parent and its Subsidiaries as of September 30, 1996 and September 30, 1995 and the related unaudited consolidated statements of income, changes in shareholders' equity and cash flows for the nine-month periods then ended as reported in Parent's Quarterly Report on Form 10-Q for the period ended September 30, 1996 filed with the SEC under the Exchange Act. The December 31, 1995 consolidated balance sheet of Parent (including the related notes, where applicable) fairly presents the consolidated financial position of Parent and its Subsidiaries as of the date thereof, and the other financial statements referred to in this Section 4.6 (including the related notes, where applicable) fairly present, and the financial statements of Parent referred to in Section
6.8 will fairly present (subject, in the case of the unaudited statements, to recurring audit adjustments normal in nature and amount), the results of the consolidated operations and changes in shareholders' equity and consolidated financial position of Parent and its Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth; each of such statements (including the related notes, where applicable) comply, and the financial statements of Parent referred to in Section 6.8 will comply, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto; and each of such statements (including the related notes, where applicable) has been, and the financial statements of Parent referred to in Section 6.8 will be, prepared in accordance with GAAP consistently applied during the periods involved, except as indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q. The books and records of Parent and its Subsidiaries have been, and are being, maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements and reflect only actual transactions.

    4.7. BROKER'S FEES. Neither Parent nor any of its Subsidiaries nor any of their respective officers or directors has employed any broker or finder or incurred any liability for any broker's fees, commissions or finder's fees in connection with any of the transactions contemplated by this Agreement, except that Parent has engaged, and will pay a fee or commission to, Morgan Stanley & Co. Incorporated ("Morgan") in accordance with the terms of a letter agreement between Morgan and Parent, a true, complete and correct copy of which has been previously delivered by Parent to the Company.

    4.8.  ABSENCE OF CERTAIN CHANGES OR EVENTS.  Except as may be set forth in
Section 4.8 of the Parent Disclosure Schedule, since December 31, 1995, no event, circumstance or condition has occurred or has failed to occur which has caused, or is reasonably likely to cause, individually or in the aggregate, a Material Adverse Effect on Parent.

    4.9. LEGAL PROCEEDINGS. Except as set forth in Section 4.9 of the Parent Disclosure Schedule, neither Parent nor any of its Subsidiaries is a party to any, and there are no pending or, to the best of Parent's knowledge, threatened, legal, administrative, arbitral or other proceedings, claims, actions or governmental or regulatory investigations of any nature against Parent or any of its Subsidiaries or challenging the validity or propriety of the transactions contemplated by this Agreement as to which there is a reasonable probability of an adverse determination and which, if adversely determined, would, individually or in the aggregate, have or be reasonably likely to have a Material Adverse Effect on Parent or materially impair the ability of the Company or Parent to consummate the transactions contemplated hereby. There is no injunction, order, judgment, decree, or regulatory restriction imposed upon the Parent or any of its Subsidiaries or any of their respective assets or properties which has had, or could reasonably be expected to have, a Material Adverse Effect on Parent.

    4.10. PARENT INFORMATION. The information relating to Parent and its Subsidiaries to be contained in the S-4, or in any other document filed with any Governmental Entity in connection herewith, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading.

    4.11. COMPLIANCE WITH APPLICABLE LAW. Parent and each of its Subsidiaries hold, and have at all times held, all material licenses, franchises, permits and authorizations necessary for the lawful conduct of their respective businesses under and pursuant to all, and have complied with and are not in default in any respect under any, applicable law, statute, order, rule, regulation, policy and/or guideline of any Governmental Entity relating to Parent or any of its Subsidiaries, except where the failure to hold such license, franchise, permit or authorization or such noncompliance or default would not, individually or in the aggregate, have or be reasonably likely to have a Material Adverse Effect on Parent, and neither Parent nor any of its Subsidiaries knows of, or has received any notice of, any material violations of any of the above.

    4.12. SEC REPORTS. Parent has previously made available to the Company to the extent requested an accurate and complete copy of each (a) final registration statement, prospectus, report, schedule and definitive proxy statement filed since January 1, 1994 by Parent with the SEC pursuant to the Act or the Exchange Act (the "Parent Reports") and (b) communication mailed by Parent to its shareholders since January 1, 1994, and no such registration statement, prospectus, report, schedule, proxy statement or communication contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, except that information as of a later date shall be deemed to modify information as of an earlier date. Parent has timely filed all Parent Reports and other documents required to be filed by it under the Act and the Exchange Act, and, as of their respective dates, all Parent Reports complied in all material respects with the published rules and regulations of the SEC with respect thereto.

    4.13. UNDISCLOSED LIABILITIES. Except (a) as set forth in Section 4.13 of the Parent Disclosure Schedule, (b) for those liabilities that are fully reflected or reserved against on the consolidated balance sheet of Parent and its Subsidiaries as of December 31, 1995, (c) for expenses incurred in connection with the transactions contemplated by this Agreement, and (d) for liabilities incurred in the ordinary course of business consistent with past practice since December 31, 1995 that, either alone or when combined with all similar liabilities, have not had, and could not reasonably be expected to have, a Material Adverse Effect on Parent, neither Parent nor any of its Subsidiaries has incurred any liability of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether due or to become due).

    4.14. OWNERSHIP OF COMPANY COMMON STOCK. Except for the Option Agreement, neither Parent nor any of its affiliates or associates (as such terms are defined under Section 912 of the BCL), (i) beneficially own, directly or indirectly, or (ii) is a party to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of the Company (other than shares of Company Common Stock (x) held directly or indirectly in trust accounts, managed accounts and the like or otherwise held in a fiduciary capacity that are beneficially owned by third parties and (y) held by Parent or any of its Subsidiaries in respect of a debt previously contracted).

                                   ARTICLE V
                   COVENANTS RELATING TO CONDUCT OF BUSINESS

    5.1. COVENANTS OF THE COMPANY. During the period from the date of this Agreement and continuing until the Effective Time, except as expressly contemplated or permitted by this Agreement or with the prior written consent of Parent, each of the Company and its Subsidiaries shall carry on its business in the ordinary course consistent with past practice. The Company will use all reasonable efforts to (x) preserve its business organization and that of its Subsidiaries intact, (y) keep available to itself and Parent the present services of the employees of the Company and its Subsidiaries and (z) preserve for itself and Parent the goodwill of the customers of the Company and its Subsidiaries and others with whom business relationships exist. Without limiting the generality of the foregoing, and except as set forth on Section 5.1 of the Company Disclosure Schedule or as otherwise contemplated by this Agreement or consented to in writing by Parent, the Company shall not, and shall not permit any of its Subsidiaries to:

    (a) solely in the case of the Company, declare or pay any dividends on, or make other distributions in respect of, any shares of its capital stock;

    (b) (i) split, combine or reclassify any shares of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for the outstanding shares of its capital stock, or (ii) repurchase, redeem or otherwise acquire any shares of the capital stock of the Company, or any securities convertible into or exercisable for any shares of the capital stock of the Company;

    (c) issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of its capital stock or any securities convertible into or exercisable for, or any rights, warrants or options to acquire, any such shares, or enter into any agreement with respect to any of the foregoing, other than (i) the issuance of Company Common Stock pursuant to stock options or similar rights to acquire Company Common Stock granted pursuant to the Stock Option Plan and outstanding prior to the date of this Agreement, in each case in accordance with their present terms and (ii) the Option Agreement;

    (d) amend its Restated Certificate, By-laws or other similar governing documents;

    (e) authorize or permit any of its officers, directors, employees or agents to directly or indirectly solicit, initiate or encourage any inquiries relating to, or the making of any proposal which constitutes, a

"takeover proposal" (as defined below), or, except to the extent legally required for the discharge of the fiduciary duties of the Board of Directors of the Company, (i) recommend or endorse any takeover proposal, (ii) participate in any discussions or negotiations with respect to a takeover proposal, or (iii) provide third parties with any nonpublic information, relating to any such inquiry or proposal; provided, however, that the Company may communicate information about any such takeover proposal to its shareholders if such communication is required under applicable law. The Company will immediately cease and cause to be terminated any existing activities, discussions or negotiations previously conducted with any parties other than Parent with respect to any of the foregoing. The Company will take all actions necessary or advisable to inform the appropriate individuals or entities referred to in the first sentence hereof of the obligations undertaken in this Section 5.1(e). The Company will notify Parent immediately if any such inquiries or takeover proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with, the Company, and the Company will inform Parent immediately in writing of all of the relevant details with respect to the foregoing. As used in this Agreement, "takeover proposal" shall mean any tender or exchange offer, proposal for a merger, consolidation or other business combination involving the Company or any Subsidiary of the Company or any proposal or offer to acquire in any manner a substantial equity interest in, or a substantial portion of the assets of, the Company or any Subsidiary of the Company other than the transactions contemplated or permitted by this Agreement and the Option Agreement;

    (f) make any capital expenditures other than expenses which (i) are made in the ordinary course of business or are necessary to maintain existing assets in good repair and (ii) in any event are in an amount of no more than $25,000 individually and $100,000 in the aggregate and other than the purchase of automobiles for sale or lease;

    (g) enter into any new line of business;

    (h) acquire or agree to acquire, by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire any assets, which would be material, individually or in the aggregate, to the Company;

    (i) take any action that is intended or may reasonably be expected to result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect, or in any of the conditions to the Merger set forth in Article VII not being satisfied, or in a violation of any provision of this Agreement, except, in every case, as may be required by applicable law;

    (j) change its methods of accounting in effect at June 30, 1996, except as required by changes in GAAP as concurred to by the Company's independent auditors;

    (k) (i) except as required by applicable law or to maintain qualification pursuant to the Code, adopt, amend, renew or terminate any Plan or any agreement, arrangement, plan or policy between the Company or any Subsidiary of the Company and one or more of its current or former directors, officers or employees or (ii) except for normal increases in the ordinary course of business consistent with past practice or except as required by applicable law, increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan or agreement as in effect as of the date hereof (including, without limitation, the granting of stock options, stock appreciation rights, restricted stock, restricted stock units or performance units or shares);

    (l) take or cause to be taken (or fail to take or cause to be taken) any action which would disqualify the Merger as a tax-free reorganization under
Section 368 of the Code, PROVIDED, HOWEVER, that nothing contained herein shall prevent the Company from taking any action required by the Option Agreement;

    (m) other than activities in the ordinary course of business consistent with past practice, sell, lease, encumber, assign or otherwise dispose of, or agree to sell, lease, encumber, assign or otherwise dispose of, any of its material assets, properties or other rights or agreements;

    (n) other than in the ordinary course of business consistent with past practice, incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other individual, corporation or other entity;

    (o) create, renew, amend or terminate or give notice of a proposed renewal, amendment or termination of, any material contract, agreement or lease for goods, services or office space to which the Company or any of its Subsidiaries is a party or by which any of them or their respective assets or properties is bound; or

    (p) agree to do any of the foregoing.

    5.2. COVENANTS OF PARENT. Except as set forth in Section 5.2 of the Parent Disclosure Schedule or as otherwise contemplated by this Agreement or consented to in writing by the Company, Parent shall not, and shall not permit any of its Subsidiaries to:

    (a) solely in the case of Parent, declare or pay any extraordinary or special dividends on or make any other extraordinary or special distributions in respect of any of its capital stock; PROVIDED, HOWEVER, that nothing contained herein shall prohibit Parent from increasing the quarterly cash dividend on the Parent Common Stock;

    (b) take any action that is intended or may reasonably be expected to result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect, or in any of the conditions to the Merger set forth in Section 7.1 or Section 7.3 not being satisfied, or in a violation of any provision of this Agreement, except, in every case, as may be required by applicable law;

    (c) take or cause to be taken (or fail to take or cause to be taken) any action which would disqualify the Merger as a tax-free reorganization under
Section 368 of the Code;

    (d) amend its Certificate of Incorporation or By-laws or other governing instrument in a manner which would adversely affect in any manner the terms of the Parent Common Stock or the ability of Parent to consummate the transactions contemplated hereby; or

    (e) agree to do any of the foregoing.

                                   ARTICLE VI
                             ADDITIONAL AGREEMENTS

    6.1. REGULATORY AND OTHER MATTERS. (a) The Company and Parent shall promptly prepare and file with the SEC the S-4, in which the Proxy Statement will be included as a prospectus. Each of the Company and Parent shall use all reasonable efforts to have the S-4 declared effective under the Act as promptly as practicable after such filing, and the Company shall thereafter mail the Proxy Statement to its shareholders. Parent and the Company shall cooperate to ensure that all shares of Parent Common Stock to be issued in the Merger are registered with the SEC or are subject to agreements which provide for such registration.

    (b) The Company shall take all steps necessary to duly call, give notice of, convene and hold a meeting of its shareholders to be held as soon as is reasonably practicable after the date on which the S-4 is declared effective by the SEC for the purpose of voting upon the approval of this Agreement and the consummation of the transactions contemplated hereby. The Company shall, through its Board of Directors, except to the extent legally required for the discharge of the fiduciary duties of such board, recommend to its shareholders approval of this Agreement and the transactions contemplated hereby.

    (c) The parties hereto shall cooperate with each other and use their best efforts to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, and to obtain as promptly as practicable all permits, consents, approvals and authorizations of all third parties and

Governmental Entities which are necessary or advisable to consummate the transactions contemplated by this Agreement (it being understood that any amendments to the S-4 as a consequence of a subsequent proposed merger, stock purchase or similar acquisition by Parent or any of its Subsidiaries shall not violate this covenant). The parties hereto agree that they will consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and Governmental Entities necessary or advisable to consummate the transactions contemplated by this Agreement and each party will keep the other apprised of the status of matters relating to completion of the transactions contemplated herein.

    (d) Parent and the Company shall, upon request, furnish each other with all information concerning themselves, their Subsidiaries, directors, officers and shareholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement, the S-4 or any other statement, filing, notice or application made by or on behalf of Parent, the Company or any of their respective Subsidiaries to any Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement.

    6.2. ACCESS TO INFORMATION. (a) Upon reasonable notice and subject to applicable laws relating to the exchange of information, the Company shall afford to the officers, employees, accountants, counsel and other representatives of Parent, access, during normal business hours during the period prior to the Effective Time, to all its properties, books, contracts, commitments, records, officers, employees, accountants, counsel and other representatives and, during such period, the Company shall make available to Parent (i) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of applicable Federal or state laws (other than reports or documents which the Company is not permitted to disclose under applicable law) and (ii) all other information concerning its business, properties and personnel as Parent may reasonably request. The Company shall not be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of the Company's customers, jeopardize any attorney-client privilege or contravene any law, rule, regulation, order, judgment, decree, fiduciary duty or binding agreement entered into prior to the date of this Agreement. The parties hereto will make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

    (b) Upon reasonable notice and subject to applicable laws relating to the exchange of information, Parent shall, and shall cause its Subsidiaries to, afford to the officers, employees, accountants, counsel and other representatives of the Company, access, during normal business hours during the period prior to the Effective Time, to such information regarding Parent and its Subsidiaries as shall be reasonably necessary for the Company to confirm that the representations and warranties of Parent contained herein are true and correct and that the covenants of Parent contained herein have been performed in all material respects. Neither Parent nor any of its Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of Parent's customers, jeopardize any attorney-client privilege or contravene any law, rule, regulation, order, judgment, decree, fiduciary duty or binding agreement entered into prior to the date of this Agreement. The parties hereto will make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

    (c) All information furnished by a party to the other party or its representatives pursuant hereto shall be treated as the sole property of the furnishing party and, if the Merger shall not occur, each party receiving information and its representatives shall return to the furnishing party all of such written information and all documents, notes, summaries or other materials containing, reflecting or referring to, or derived from, such information. Each party receiving information shall, and shall use its best efforts to cause its representatives to, keep confidential all such information, and shall not directly or indirectly use such information for any competitive or other commercial purpose. The obligation to keep such information confidential shall continue for five years from the date the proposed Merger is abandoned and shall not apply to (i) any information which (w) was already in the receiving party's possession prior to the disclosure thereof by the furnishing party; (x) was then generally known to the public other than as a result of disclosure by the receiving party in violation of the provisions hereof; (y) was already in the receiving party's possession as a result of the pre-existing business relationship between the receiving party and the furnishing party or (z) was disclosed to the receiving party by a third party not known by the receiving party to be bound by an obligation of confidentiality or (ii) disclosures made as required by law. If the receiving party is requested or required (by oral question or request for information or documents in legal proceedings, interrogatories, subpoena, civil investigative demand or similar process) to disclose any information concerning the receiving party, the receiving party will promptly notify the furnishing party of such request or requirement so that the furnishing party may seek an appropriate protective order and/or waive the receiving party's compliance with the provisions or this Agreement. It is further agreed that, if in the absence of a protective order or the receipt of a waiver hereunder the receiving party is nonetheless, in the opinion of its counsel, compelled to disclose information concerning the furnishing party to any tribunal or governmental body or agency or else stand liable for contempt or suffer other censure or penalty, the receiving party may disclose such information to such tribunal or governmental body or agency to the extent necessary to comply with such order as advised by counsel without liability hereunder.

    (d) No investigation by either of the parties or their respective representatives shall affect the representations, warranties, covenants or agreements of the other set forth herein.

    6.3. LEGAL CONDITIONS TO MERGER. Each of Parent and the Company shall, and shall cause its Subsidiaries to, use their best efforts (a) to take, or cause to be taken, all actions necessary, proper or advisable to comply promptly with all legal requirements which may be imposed on such party or its Subsidiaries with respect to the Merger and, subject to the conditions set forth in Article VII hereof, to consummate the transactions contemplated by this Agreement and (b) to obtain (and to cooperate with the other party to obtain) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity and any other third party which is required to be obtained by the Company or Parent or any of their respective Subsidiaries in connection with the Merger and the other transactions contemplated by this Agreement (it being understood that each party shall be responsible for obtaining all such consents, authorizations, orders or approvals from such parties with whom it is in contractual privity or from such Governmental Entities that such party is required to obtain under the applicable law, statute, order, rule, regulation, policy and/or guideline), and to comply with the terms and conditions of such consent, authorization, order or approval.

    6.4. AFFILIATES. The Company shall use its best efforts to cause each director, executive officer and other person who is an "affiliate" (for purposes of Rule 145 under the Act) of the Company to deliver to the Parent, as soon as practicable after the date of this Agreement, a written agreement, in the form of Exhibit 6.4 hereto.

    6.5. EMPLOYEE BENEFIT PLANS. Parent agrees to use its best efforts to provide to all eligible employees of the Company who remain employees of the Surviving Corporation following the Effective Time ("Continuing Employees") employee welfare and pension benefits substantially equivalent (in the aggregate) to either (i) those uniformly provided from time to time to similarly situated employees of Parent and its Subsidiaries or (ii) those currently provided by the Company and its Subsidiaries.

    6.6. INDEMNIFICATION. (a) Following the Effective Time, Parent shall indemnify, defend and hold harmless each person who is or was prior to the Effective Time an officer or a director of the Company or any of its Subsidiaries (each, an "Indemnified Party") against all losses, expenses (including reasonable attorney's fees and expenses in advance of the final disposition of any claim, action, suit, proceeding or investigation to each Indemnified Party upon receipt of any undertaking required by applicable law), claims, damages or liabilities arising out of actions or omissions occurring on or prior to the Effective Time (including, without limitation, the transactions contemplated by this Agreement) to the full extent provided under New York law and the Restated Certificate and By-laws of the Company as in effect on the date hereof to the extent any such provisions are, at the time indemnification pursuant to this Section 6.6(a) is sought, permitted under New York law. Any Indemnified Party wishing to claim indemnification under this Section 6.6, upon learning of any such claim, action, suit, proceeding or investigation, shall notify Parent thereof, provided that the failure to so notify shall not affect the obligations of Parent under this Section 6.6 except to the extent such failure to notify materially prejudices Parent. Parent's obligations under this
Section 6.6 continue in full force and effect for a period of six (6) years from the Effective Time; PROVIDED, HOWEVER, that all rights to indemnification in respect of any claim (a "Claim") asserted or made within such period shall continue until the final disposition of such Claim.

    (b) In connection with its indemnification obligations hereunder, Parent shall have the right to assume the defense of any Claim and upon such assumption Parent shall not be liable to any Indemnified Party for any legal expenses of other counsel or any other expenses subsequently incurred by any Indemnified Party in connection with the defense thereof, except that if Parent elects not to assume such defense or counsel for the Indemnified Parties reasonably advises the Indemnified Parties that there are issues which raise conflicts of interests between Parent and the Indemnified Parties, the Indemnified Parties may retain counsel reasonably satisfactory to them after consultation with Parent, and Parent shall pay the reasonable fees and expenses of such counsel for the Indemnified Parties. Parent shall be obligated pursuant to this paragraph to pay for only one firm of counsel for all Indemnified Parties. Parent shall not be liable for any settlement effected without its prior written consent (which consent shall not be unreasonably withheld).

    (c) The provisions of this Section 6.6 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives.

    6.7. STOCK EXCHANGE LISTING. Parent shall use all reasonable efforts to cause the shares of Parent Common Stock to be issued in the Merger (other than shares that may be subject to a registration rights agreement) to be approved for listing on the NYSE, subject to official notice of issuance, as of the Effective Time.

    6.8. SUBSEQUENT INTERIM FINANCIAL STATEMENTS. As soon as reasonably available, but in no event more than 45 days after the end of each fiscal quarter ending after September 30, 1996 (other than the last quarter of each party's respective fiscal year), each party will deliver to the other party such delivering party's Quarterly Report on Form 10-Q, as filed with the SEC under the Exchange Act, and as soon as reasonably available, but in no event more than 90 days after the end of each fiscal year, each party will deliver to the other party such delivering party's Annual Report on Form 10-K, as filed with the SEC under the Exchange Act.

    6.9. ADVICE OF CHANGES. Parent and the Company shall promptly advise the other party of any change or event having a Material Adverse Effect on it or which it believes would or would be reasonably likely to cause or constitute a material breach of any of its representations, warranties or covenants contained herein. From time to time prior to the Effective Time (and on the date prior to the Closing Date), each party will promptly supplement or amend the Disclosure Schedules delivered in connection with the execution of this Agreement to reflect any matter which, if existing, occurring or known at the date of this Agreement, would have been required to be set forth or described in such Disclosure Schedules or which is necessary to correct any information in such Disclosure Schedules which has been rendered inaccurate thereby. No supplement or amendment to such Disclosure Schedules shall have any effect for the purpose of determining satisfaction of the conditions set forth in Sections 7.2(a) or 7.3(a) hereof, as the case may be, or the compliance by the Company or Parent, as the case may be, with the respective covenants and agreements of such parties contained herein.

    6.10. CURRENT INFORMATION. During the period from the date of this Agreement to the Effective Time, the Company will cause one or more of its designated representatives to confer on a regular and frequent basis (not less than monthly) with designated representatives of Parent and to report the general status of the ongoing operations of the Company and its Subsidiaries. Each of the parties will promptly notify the other of any material change in the normal course of business or in the operation of the properties of it or any of its Subsidiaries and of any governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated), or the institution or the threat of significant litigation involving it or any of its Subsidiaries, and will keep the other fully informed of such events.

    6.11. MERGER SUB. Parent shall cause Merger Sub to be duly organized and to execute and deliver a letter agreeing to be bound by this Agreement and to take all necessary action to complete the transactions contemplated hereby, subject to the terms and conditions hereof.

    6.12. ACCOUNTANT'S LETTER. The Company shall use its reasonable efforts to cause to be delivered to Parent a letter of its independent public accountants dated (i) the date on which the S-4 shall become effective and (ii) a date shortly prior to the Effective Time, and addressed to Parent, in form and substance customary for "comfort" letters delivered by independent accountants in accordance with Statement of Financial Accounting Standards No. 72.

    6.13. RECONCILIATION OF ACCOUNTS. As soon as practicable after the date of this Agreement, the Company shall reconcile to the general ledger of the Company as of December 31, 1996 (i) all cash accounts on the books and records of the Company or its Subsidiaries, (ii) any accounts on the books and records of the Company or any of its Subsidiaries having a balance in excess of $2,000,000 and
(iii) any other accounts on the books and records of the Company representing suspense or any other items.

    6.14. LEASE FINANCING. The Company shall, and shall cause its Subsidiaries to, use reasonable efforts to finance all automobile leases originated by the Company or its Subsidiaries on terms designed to minimize any pre-payment penalties that could be imposed on the Company or any of its Subsidiaries.

    6.15. TERMINATION OF CERTAIN ACTIVITIES. (a) Immediately prior to the Effective Time, the Company shall terminate the management services agreement with WLNY without further payment by the Company as a result of such termination.

    (b) Immediately prior to the Effective Time, the Company shall terminate (on terms reasonably satisfactory to Parent) any activities conducted by the Company that Parent determines cannot be conducted under banking laws applicable to Parent or its Subsidiaries.

                                  ARTICLE VII
                              CONDITIONS PRECEDENT

    7.1. CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER. The respective obligation of each party to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:

    (a) SHAREHOLDER APPROVAL. This Agreement shall have been duly and validly approved and adopted by the requisite vote of the shareholders of the Company.

    (b) NYSE LISTING. The shares of Parent Common Stock which shall be issued to the shareholders of the Company upon consummation of the Merger (other than shares that may be subject to a registration rights agreement) shall have been authorized for listing on the NYSE, subject to official notice of issuance.

    (c) OTHER APPROVALS. All regulatory approvals or notifications required to consummate the transactions contemplated hereby (including, without limitation, any approvals required under ISRA and any notifications under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, but not including any approvals required under state sales finance laws) shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired (all such approvals and the expiration of all such waiting periods being referred to herein as the "Requisite Regulatory Approvals").

    (d) S-4. The S-4 shall have become effective under the Act and shall not be subject to a stop order or threatened stop order by the SEC.

    (e) NO INJUNCTIONS OR RESTRAINTS; ILLEGALITY. No order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the Merger or any of the other transactions contemplated by this Agreement shall be in effect. No statute, rule, regulation, order, injunction or decree shall have been enacted, entered, promulgated or enforced by any Governmental Entity which prohibits, restricts or makes illegal consummation of the Merger.

    7.2. CONDITIONS TO OBLIGATIONS OF PARENT AND MERGER SUB. The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by Parent at or prior to the Effective Time of the following conditions:

    (a) REPRESENTATIONS AND WARRANTIES. (I) The representations and warranties of the Company set forth in Sections 3.2, 3.3(a), 3.3(b)(ii)(x) and 3.17 of this Agreement shall be true and correct in all respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date; and (II) the representations and warranties of the Company set forth in this Agreement other than those specifically enumerated in clause (I) hereof shall be true and correct in all respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date; PROVIDED, HOWEVER, that for purposes of determining the satisfaction of the condition contained in this clause (II), no effect shall be given to any exception in such representations and warranties relating to materiality or a Material Adverse Effect, and PROVIDED, FURTHER, HOWEVER, that, for purposes of this clause (II), such representations and warranties shall be deemed to be true and correct in all respects unless the failure or failures of such representations and warranties to be so true and correct, individually or in the aggregate, represent a Material Adverse Effect on the Company. Parent shall have received a certificate signed on behalf of the Company by the Chief Executive Officer and the Chief Financial Officer of the Company to the foregoing effect.

    (b) PERFORMANCE OF OBLIGATIONS OF THE COMPANY. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and Parent shall have received a certificate signed on behalf of the Company by the Chief Executive Officer and the Chief Financial Officer of the Company to such effect.

    (c) CONSENTS UNDER AGREEMENTS. The consent, approval or waiver of each person (other than the Governmental Entities referred to in Section 7.1(b)) whose consent or approval shall be required in order to permit the succession by the Surviving Corporation pursuant to the Merger to any obligation, right or interest of the Company under any loan or credit agreement, note, mortgage, indenture, lease, license or other agreement or instrument shall have been obtained, except where the failure to obtain such consent, approval or waiver would not so materially adversely affect the economic or business benefits of the transactions contemplated by this Agreement to Parent as to render inadvisable, in the reasonable good faith judgment of Parent, the consummation of the Merger.

    (d) NO PENDING GOVERNMENTAL ACTIONS. No proceeding initiated by any Governmental Entity seeking an Injunction shall be pending.

    (e) AMENDMENT OF CONTRACT. The Company shall have amended the EVRI Agreement to provide that (i) the additional consideration payable in Class A Common Stock under Section 3.01(a) thereunder shall instead be payable in Parent Common Stock on the same terms and conditions as contained in such Section 3.01(a) and in the same manner as contemplated by Section 3.01(b) thereunder and
(ii) the maximum consideration payable (in Parent Common Stock) shall not exceed $2,800,000.

    (f) FEDERAL TAX OPINION. Parent shall have received an opinion of counsel to Parent (which opinion if not rendered by Skadden, Arps, Slate, Meagher & Flom LLP ("SASMF") shall be rendered by counsel designated by the Company and reasonably acceptable to Parent), in form and substance reasonably satisfactory to Parent, dated as of the Effective Time, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion which are consistent with the state of facts existing at the Effective Time, the Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code and that, accordingly, for federal income tax purposes no gain or loss will be recognized by Parent, Merger Sub or the Company as a result of the Merger. In rendering such opinion, counsel to Parent may require and rely upon representations and covenants contained in certificates of officers of Parent, Merger Sub, the Company and others.

    (g) LEGAL OPINION. Parent shall have received the opinion of the Company's Counsel (as defined below) as to the matters set forth in Exhibit 7.2(g).

    (h) KEY EMPLOYEES. The Company shall have entered into employment arrangements satisfactory to it with those employees of the Company whose names are set forth on Exhibit 7.2(h) attached hereto, such employees shall be employed by the Company and shall not have indicated any intent to leave the employ of the Company.

    (i) DISSENTER'S RIGHTS. Holders of less than 5% of the Company Common Stock shall have elected to exercise appraisal rights in accordance with the BCL in connection with the Merger.

    (j) SALES FINANCE APPROVALS. The Company shall have received approval of the Merger under applicable state sales finance laws, rules and regulations from states in which the Company originated at least 83% of the aggregate principal amount of its retail installment contract portfolio for the prior six months ending December 31, 1996. Notwithstanding anything to the contrary contained herein, in the event this condition is satisfied, Parent shall not be entitled to assert any breach by the Company of any representation, warranty or covenant to the extent such representation, warranty or covenant relates to the obtaining of the approvals contemplated by this Section 7.2(j).

    7.3. CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company at or prior to the Effective Time of the following conditions:

    (a) REPRESENTATIONS AND WARRANTIES. (I) The representations and warranties of Parent set forth in Sections 4.3(a), 4.3(b) and 4.3(c)(ii)(x) of this Agreement shall be true and correct in all respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date; and (II) the representations and warranties of Parent set forth in this Agreement other than those specifically enumerated in clause (I) hereof shall be true and correct in all respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date; PROVIDED, HOWEVER, that for purposes of determining the satisfaction of the condition contained in this clause (II), no effect shall be given to any exception in such representations and warranties relating to materiality or a Material Adverse Effect, and PROVIDED, FURTHER, HOWEVER, that, for purposes of this clause (II), such representations and warranties shall be deemed to be true and correct in all respects unless the failure or failures of such representations and warranties to be so true and correct, individually or in the aggregate, represent a Material Adverse Effect on Parent. The Company shall have received a certificate signed on behalf of Parent by the Chief Executive Officer and the Chief Financial Officer (or other appropriate executive officers reasonably satisfactory to the Company) of Parent to the foregoing effect.

    (b) PERFORMANCE OF OBLIGATIONS OF PARENT. Parent shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and the Company shall have received a certificate signed on behalf of Parent by the Chief Executive Officer and the Chief Financial Officer (or other appropriate executive officers reasonably satisfactory to the Company) of Parent to such effect.

    (c) CONSENTS UNDER AGREEMENTS. The consent, approval or waiver of each person (other than the Governmental Entities referred to in Section 7.1(b)) whose consent or approval shall be required in connection with the transactions contemplated hereby under any loan or credit agreement, note, mortgage, indenture, lease, license or other agreement or instrument to which Parent or any of its Subsidiaries is a party or is otherwise bound, except those for which failure to obtain such consents and approvals would not, individually or in the aggregate, have a Material Adverse Effect on Parent (after giving effect to the transactions contemplated hereby), shall have been obtained.

    (d) NO PENDING GOVERNMENTAL ACTIONS. No proceeding initiated by any Governmental Entity seeking an Injunction shall be pending.

    (e) FEDERAL TAX OPINION. The Company shall have received an opinion of Rosenman & Colin LLP (the "Company's Counsel"), in form and substance reasonably satisfactory to the Company, dated as of the Effective Time, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion which are consistent with the state of facts existing at the Effective Time, the Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code and that, accordingly, for federal income tax purposes:

        (i) No gain or loss will be recognized by the Company as a result of the Merger;

        (ii) No gain or loss will be recognized by the shareholders of the Company who exchange all of their Company Common Stock solely for Parent Common Stock pursuant to the Merger (except with respect to cash received in lieu of a fractional share interest in Parent Common Stock);

       (iii) The aggregate tax basis of the Parent Common Stock received by shareholders who exchange all of their Company Common Stock solely for Parent Common Stock pursuant to the Merger will be the same as the aggregate tax basis of the Company Common Stock surrendered in exchange therefor.

    In rendering such opinion, the Company's Counsel may require and rely upon representations and covenants contained in certificates of officers of Parent, the Company and others.

    (f) LEGAL OPINION. The Company shall have received the opinion of SASMF (and, to the extent that any such opinions involve matters relating to laws other than Federal or New York law, of local counsel to Parent) as to the matters set forth in Exhibit 7.3(f).

                                  ARTICLE VIII
                           TERMINATION AND AMENDMENT

    8.1. TERMINATION. This Agreement may be terminated at any time prior to the Effective Time:

    (a) by mutual consent of the Company and Parent in a written instrument, which consent in the case of the Company shall require a vote of a majority of the members of the Company's entire Board of Directors;

    (b) by either Parent or the Company upon written notice to the other party
(i) 30 days after the date on which any request or application for a Requisite Regulatory Approval shall have been denied or withdrawn at the request or recommendation of the Governmental Entity which must grant such Requisite Regulatory Approval, unless within the 30-day period following such denial or withdrawal a petition for rehearing or an amended application has been filed with the applicable Governmental Entity, PROVIDED, HOWEVER, that no party shall have the right to terminate this Agreement pursuant to this Section 8.1(b)(i) if such denial or request or recommendation for withdrawal shall be due to the failure of the party seeking to terminate this Agreement to perform or observe the covenants and agreements of such party set forth herein or (ii) if any Governmental Entity of competent jurisdiction shall have issued a final nonappealable order enjoining or otherwise prohibiting the consummation of any of the transactions contemplated by this Agreement;

    (c) by either Parent or the Company if the Merger shall not have been consummated on or before September 30, 1997, unless the failure of the Closing to occur by such date shall be due to the failure of the party seeking to terminate this Agreement to perform or observe the covenants and agreements of such party set forth herein;

    (d) by either Parent or the Company (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein) if there shall have been a material breach of any of the representations or warranties set forth in this Agreement on the part of the other party, which breach is not cured within thirty days following written notice to the party committing such breach, or which breach, by its nature, cannot be cured prior to the Closing; PROVIDED, HOWEVER, that neither party shall have the right to terminate this Agreement pursuant to this Section 8.1(d) unless the breach of representation or warranty, together with all other such breaches, would entitle the party receiving such representation not to consummate the transactions contemplated hereby under Section 7.2(a) (in the case of a breach of representation or warranty by the Company) or Section 7.3(a) (in the case of a breach of representation or warranty by Parent);

    (e) by either Parent or the Company (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein) if there shall have been a material breach of any of the covenants or agreements set forth in this Agreement on the part of the other party, which breach shall not have been cured within thirty days following receipt by the breaching party of written notice of such breach from the other party hereto; or

    (f) by either Parent or the Company (provided that the Company shall not be entitled to terminate this Agreement pursuant to this Section 8.1(f) if it is in material breach of any of its obligations under Section 6.1(b) and any related obligations hereunder) if any approval of the shareholders of the Company required for the consummation of the Merger shall not have been obtained at a duly held meeting of such shareholders or at any adjournment or postponement thereof.

    8.2. EFFECT OF TERMINATION. In the event of termination of this Agreement by either Parent or the Company as provided in Section 8.1, this Agreement shall forthwith become void and have no effect except (i) Section 6.2(c) and Sections
8.2 and 9.4 shall survive any termination of this Agreement, (ii) no party shall have any liability hereunder arising out of such party's non-willful breach of any provision of this Agreement and (iii) that notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liabilities or damages arising out of its willful breach of any provision of this Agreement.

    8.3. AMENDMENT. Subject to compliance with applicable law, this Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors; PROVIDED, HOWEVER, there may not be, without further approval of the shareholders of the Company, any amendment of this Agreement which reduces the amount or changes the form of the consideration to be delivered to the shareholders of the Company hereunder. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

    8.4. EXTENSION; WAIVER. At any time prior to the Effective Time, the parties hereto, may to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

                                   ARTICLE IX
                               GENERAL PROVISIONS

    9.1. CLOSING. Subject to the terms and conditions of this Agreement, the closing of the Merger (the "Closing") will take place at 10:00 a.m. on a date to be specified by the parties, which unless Parent shall in its sole discretion determine otherwise, shall be the first day which is (a) at least ten business days after the satisfaction or waiver (subject to applicable law) of the latest to occur of the conditions set forth in Article VII hereof and (b) the first or last business day of a month (the "Closing Date"), at the offices of Parent.

    9.2. ALTERNATIVE STRUCTURE. Notwithstanding anything to the contrary contained in this Agreement, prior to the Effective Time, Parent shall be entitled to revise the structure of the Merger in order to provide that Merger Sub shall be owned by a Subsidiary of Parent provided that any such revised structure shall (i) not subject any of the shareholders of the Company to adverse tax consequences or change the amount of consideration to be received by such shareholders, (ii) not materially delay the Closing and (iii) not jeopardize the satisfaction of any of the conditions set forth in Article VII. This Agreement and any related documents shall be appropriately amended in order to reflect any such revised structure.

    9.3. NONSURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. None of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for those covenants and agreements contained herein and therein which by their terms apply in whole or in part after the Effective Time.

    9.4. EXPENSES. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense, PROVIDED, HOWEVER, that the costs and expenses of printing and mailing the Information Statement to the shareholders of the Company, and all filing and other fees paid to the SEC or any other Governmental Entity in connection with the Merger and the other transactions contemplated hereby, shall be borne equally by Parent and the Company.

    9.5. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

        (a) if to Parent, to:

          Barnett Banks, Inc.
           50 North Laura Street
           Jacksonville, Florida 32202
           Attn: Hinton Nobles, Jr.,
                Executive Vice President

           with a copy to:

          Skadden, Arps Slate, Meagher & Flom LLP
           919 Third Avenue
           New York, New York 10022
           Attn: Fred B. White, III, Esq.

    and

        (b) if to the Company, to:

           Oxford Resources Corp.
           270 South Service Road
           Melville, New York 11747
           Attn: Chief Executive Officer

           with a copy to:

           Rosenman & Colin LLP
           575 Madison Avenue
           New York, New York 10022
           Attn: Joseph L. Getraer, Esq.

    9.6. INTERPRETATION. When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The phrases "the date of this Agreement", "the date hereof" and terms of similar import, unless the context otherwise requires, shall be deemed to refer to January 14, 1997.

    9.7. COUNTERPARTS. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

    9.8. ENTIRE AGREEMENT. This Agreement (including the documents, the Company Disclosure Schedule, the Parent Disclosure Schedule and the instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

    9.9. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to any applicable conflicts of law principles thereof.

    9.10. SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

    9.11. PUBLICITY. Except as otherwise required by law or the rules of the NYSE or NASDAQ, so long as this Agreement is in effect, neither Parent nor the Company shall, or shall permit any of its Subsidiaries to, issue or cause the publication of any press release or other public announcement with respect to, or otherwise make any public statement concerning, the transactions contemplated by this Agreement without the consent of the other party, which consent shall not be unreasonably withheld.

    9.12. ASSIGNMENT; NO THIRD PARTY BENEFICIARIES. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Except as otherwise expressly provided herein, this Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

    9.13. ENFORCEMENT OF AGREEMENT. The parties hereto agree that irreparable damage would occur in the event that the provisions contained in this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they are entitled in law or in equity.

    9.14. WAIVER. In any proceeding by or against the Company or any of its current shareholders (collectively, the "Company Parties") (x) wherein Parent, Merger Sub or the corporation surviving the Merger (the "Surviving Corporation" and, together with Parent and Merger Sub, the "Parent Parties") assert or prosecute any claim under, or otherwise seek to enforce, this Agreement or any document, instrument or agreement executed and delivered in connection therewith or (y) wherein the Company Parties assert or prosecute any claim under, or otherwise seek to enforce this Agreement or any document, instrument or agreement executed and delivered in connection therewith, each of the Parent Parties agrees in connection with such proceeding (i) that neither any of the Parent Parties nor its counsel will move to seek disqualification of Rosenman & Colin LLP and (ii) to consent to the representation of any Company Party by Rosenman & Colin LLP, notwithstanding that Rosenman & Colin LLP has or may have represented such Company Party as counsel in connection with any matter, including, without limitation, any transaction (including, without limitation, the transaction contemplated by this Agreement), negotiations, investigation, proceeding or action, prior to the time of the Closing.

    IN WITNESS WHEREOF, Parent and the Company have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                BARNETT BANKS, INC.

                                By:  /s/ HINTON F. NOBLES, JR.
                                     -----------------------------------------
                                     Name: Hinton F. Nobles, Jr.
                                     Title: Exec. Vice President
Attest:

/s/ HELEN C. ROWAN
------------------------------
Name: Helen C. Rowan
                                OXFORD RESOURCES CORP.

                                By:  /s/ MICHAEL C. PASCUCCI
                                     -----------------------------------------
                                     Name: Michael C. Pascucci
                                     Title: Chairman
Attest:

/s/ MARK A. FREEMAN
------------------------------
Name: Mark A. Freeman

                                                                         ANNEX B
                                                                  CONFORMED COPY

                       THE TRANSFER OF THIS AGREEMENT IS
                    SUBJECT TO CERTAIN PROVISIONS CONTAINED
            HEREIN AND MAY BE SUBJECT TO TRANSFER RESTRICTIONS UNDER
                          THE FEDERAL SECURITIES LAWS

                             STOCK OPTION AGREEMENT

    STOCK OPTION AGREEMENT, dated as of January 15, 1997 (the "Agreement"), by and between Oxford Resources Corp., a New York corporation ("Issuer"), and Barnett Banks, Inc., a Florida corporation ("Grantee").

    WHEREAS, Grantee and Issuer have entered into an Agreement and Plan of Merger (the "Merger Agreement"), of even date herewith, providing for, among other things, the merger of a wholly owned subsidiary of Grantee with and into Issuer; and

    WHEREAS, as a condition and inducement to Grantee's execution of the Merger Agreement, Grantee has requested that Issuer agree, and Issuer has agreed, to grant Grantee the Option (as defined below);

    NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and in the Merger Agreement, and intending to be legally bound hereby, Issuer and Grantee agree as follows:

    1. DEFINED TERMS. Capitalized terms which are used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

    2. GRANT OF OPTION. Subject to the terms and conditions set forth herein, Issuer grants to Grantee an irrevocable option (the "Option") to purchase up to 2,974,658 shares (subject to adjustment as set forth herein) (the "Option Shares") of Class A common stock, par value $.01 per share, of Issuer ("Issuer Common Stock") at a purchase price (subject to adjustment as set forth herein) of $33.75 per Option Share (the "Purchase Price").

    3. EXERCISE OF OPTION. (a) Provided that no preliminary or permanent injunction or other order against the delivery of Option Shares issued by any court of competent jurisdiction in the United States shall be in effect, Grantee may exercise the Option, in whole or part, and from time to time, if, but only if, a Triggering Event shall have occurred prior to the occurrence of an Exercise Termination Event (as hereinafter defined); PROVIDED, HOWEVER, that Grantee shall have sent the written notice of such exercise (as provided in subsection (d) of this Section 3) within 90 days following such Triggering Event; and PROVIDED FURTHER, HOWEVER, that any purchase of shares upon exercise of the Option shall be subject to compliance with applicable law; and PROVIDED FURTHER, HOWEVER, that if the Option cannot be exercised on any day because of any injunction, order or similar restraint issued by a court of competent jurisdiction, the period during which the Option may be exercised shall be extended so that the Option shall expire no earlier than on the 10th business day after such injunction, order or restraint shall have been dissolved or when such injunction, order or restraint shall have become permanent and no longer subject to appeal, as the case may be. Each of the following shall be an Exercise Termination Event: (i) the Effective Time; (ii) termination of the Merger Agreement in accordance with the provisions thereof if such termination occurs prior to the occurrence of a Triggering Event other than a termination by Grantee pursuant to Section 8.1(e) of the Merger Agreement if the breach by the Issuer giving rise to such termination is willful; or (iii) the passage of twelve months after termination of the Merger Agreement if such termination follows the occurrence of a Triggering Event or is a termination by Grantee pursuant to Section 8.1(e) of the Merger Agreement if the breach by the Issuer giving rise to such termination is willful; PROVIDED, HOWEVER, that if a Triggering Event occurs within twelve months after such termination of the Merger Agreement pursuant to Section 8.1(e), the Exercise Termination Event shall be twelve months from the expiration of the Last Triggering Event (as hereinafter defined) but in no event more than 18 months after such termination of the Merger Agreement. The "Last Triggering Event" shall mean the last Triggering Event to expire. The rights set forth in Section 8 hereof shall terminate at the time set forth in Section 8.

    (b) The term "Triggering Event" shall mean any of the following events or transactions occurring after the date hereof:

        (i) Issuer or any of its Subsidiaries, without having received Grantee's prior written consent, shall have entered into an agreement to engage in an Acquisition Transaction (as hereinafter defined) with any person (other than Grantee or any of its Subsidiaries) or Issuer or any of its Subsidiaries, without having received Grantee's prior written consent, shall have authorized, recommended, proposed, or publicly announced its intention to authorize, recommend or propose to engage in, an Acquisition Transaction with any person other than Grantee or a Subsidiary of Grantee. For purposes of this Agreement, "Acquisition Transaction" shall mean (w) a merger or consolidation, or any similar transaction, involving Issuer or any of its Subsidiaries (other than internal mergers, reorganizations, consolidations or dissolutions involving only existing Subsidiaries), (x) a purchase, lease or other acquisition of all or a substantial portion of the consolidated assets of Issuer and its Subsidiaries, or (y) a purchase or other acquisition (including by way of merger, consolidation, Tender Offer or Exchange Offer (as such terms are hereinafter defined), share exchange or otherwise) of securities representing 15% or more of the voting power of Issuer;

        (ii) (A) the Merger Agreement and the transactions contemplated thereby shall not have been approved at the meeting of Issuer's shareholders held for the purpose of voting on such agreement or (B) such meeting shall not have been held or shall have been cancelled prior to termination of the Merger Agreement, in each case after it shall have been publicly announced that any person other than Grantee or any Subsidiary of Grantee (w) shall have made a bona fide proposal to engage in an Acquisition Transaction, (x) shall have acquired beneficial ownership or the right to acquire beneficial ownership of 15% or more of the voting power of Issuer (the term "beneficial ownership" for purposes of this Option Agreement having the meaning assigned thereto in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder), (y) shall have commenced (as such term is defined under Rule 14d-2 promulgated under the Exchange Act), or shall have filed or publicly disseminated a registration statement or similar disclosure statement with respect to, a tender offer or exchange offer to purchase any shares of Issuer Common Stock such that, upon consummation of such offer, such person would own or control 15% or more of the voting power of Issuer (such an offer being referred to herein as a "Tender Offer" or an "Exchange Offer," respectively), or (z) shall have filed an application (or given a notice), whether in draft or final form, under any federal or state banking laws seeking regulatory approval to engage in an Acquisition Transaction; or

        (iii) Issuer shall have willfully breached any representation, warranty, covenant or obligation contained in the Merger Agreement and such breach would entitle Grantee to terminate the Merger Agreement in accordance with the terms thereof (without regard to any cure periods provided for in the Merger Agreement unless such cure is promptly effected without jeopardizing the consummation of the Merger in accordance with the terms of the Merger Agreement) after any person other than Grantee or any Subsidiary of Grantee shall have (w) stated its intention to Issuer or its shareholders to make a proposal to engage in an Acquisition Transaction if the Merger Agreement terminates, (x) made, or disclosed an intention to make, a proposal to engage in an Acquisition Transaction, (y) commenced a Tender Offer, or filed or publicly disseminated a registration statement or similar disclosure statement with respect to an Exchange Offer, or (z) filed an application (or given a notice), whether in draft or final form, under any federal or state banking laws seeking regulatory approval to engage in an Acquisition Transaction.

    As used in this Agreement, (a) "person" shall have the meaning specified in Sections 3(a)(9) and 13(d)(3) of the Exchange Act and (b) "group" shall have the meaning specified in Section 13(d)(3) of the Exchange Act.

        (d) In the event Grantee is entitled to under the terms of this Agreement and wishes to exercise the Option, it shall send to Issuer a written notice (the date of which being herein referred to as the "Notice Date") specifying (i) the total number of Option Shares it intends to purchase pursuant to such exercise and (ii) a place and date not earlier than three business days nor later than 30 business days from the Notice Date for the closing (the "Closing") of such purchase (the "Closing Date"). If prior notification to or approval of any regulatory authority is required in connection with such purchase, Issuer shall cooperate in good faith with Grantee in the filing of the required notice or application for approval and the obtaining of any such approval and the period of time that otherwise would run pursuant to the preceding sentence shall run instead from the date on which, as the case may be (i) any required notification period has expired or been terminated or (ii) such approval has been obtained, and in either event, any requisite waiting period shall have passed.

    4. PAYMENT AND DELIVERY OF CERTIFICATES. (a) On each Closing Date, Grantee shall (i) pay to Issuer, in immediately available funds by wire transfer to a bank account designated by Issuer, an amount equal to the Purchase Price multiplied by the number of Option Shares to be purchased on such Closing Date and (ii) present and surrender this Agreement to the Issuer at the address of the Issuer specified in Section 13(f) hereof.

    (b) At each Closing, simultaneously with the delivery of immediately available funds and surrender of this Agreement as provided in Section 4(a) hereof, Issuer shall deliver to Grantee (A) a certificate or certificates representing the Option Shares to be purchased at such Closing, which Option Shares shall be free and clear of all liens, claims, charges and encumbrances of any kind whatsoever, other than any such lien or encumbrance created by Grantee and (B) if the Option is exercised in part only, an executed new agreement with the same terms as this Agreement evidencing the right to purchase the balance of the shares of Issuer Common Stock purchasable hereunder. If Issuer shall have issued rights or any similar securities ("Rights") pursuant to any shareholder rights, poison pill or similar plan (a "Shareholder Rights Plan") prior or subsequent to the date of this Agreement and such Rights remain outstanding at the time of the issuance of any Option Shares pursuant to an exercise of all or part of the Option hereunder, then each Option Share issued pursuant to such exercise shall also represent the number of Rights issued per share of Issuer Common Stock with terms substantially the same as and at least as favorable to Grantee as are provided under the Shareholder Rights Plan as then in effect.

    (c) In addition to any other legend that is required by applicable law, certificates for the Option Shares delivered at each Closing shall be endorsed with a restrictive legend which shall read substantially as follows:

    THE TRANSFER OF THE STOCK REPRESENTED BY THIS CERTIFICATE MAY BE SUBJECT TO RESTRICTIONS ARISING UNDER THE FEDERAL SECURITIES LAWS AND PURSUANT TO THE TERMS OF A STOCK OPTION AGREEMENT DATED AS OF JANUARY 14, 1997. A COPY OF SUCH AGREEMENT WILL BE PROVIDED TO THE HOLDER HEREOF WITHOUT CHARGE UPON RECEIPT BY THE ISSUER OF A WRITTEN REQUEST THEREFOR.

    It is understood and agreed that the above legend shall be removed by delivery of substitute certificate(s) without such legend if Grantee shall have delivered to Issuer a copy of a letter from the staff of the Securities and Exchange Commission (the "SEC"), or an opinion of outside counsel reasonably satisfactory to Issuer in form and substance reasonably satisfactory to Issuer and its counsel, to the effect that such legend is not required for purposes of the Securities Act of 1933, as amended (the "Securities Act").

    5. REPRESENTATIONS AND WARRANTIES OF ISSUER. Issuer hereby represents and warrants to Grantee as follows:

        (a) DUE AUTHORIZATION. Issuer has full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Issuer. This Agreement has been duly and validly executed and delivered by Issuer.

        (b) NO VIOLATION. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance by Issuer with any of the terms or provisions hereof, will (i) violate any provision of the Restated Certificate of Incorporation (the "Organization Certificate") or ByLaws of Issuer or the certificates of incorporation, by-laws or similar governing documents of any of its Subsidiaries or (ii) (x) assuming that all of the consents and approvals required under applicable law for the purchase of Option Shares upon the exercise of the Option are duly obtained, violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Issuer or any of its Subsidiaries, or any of their respective properties or assets, or (y) violate, conflict with, result in a breach of any provisions of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any lien, pledge, security interest, charge or other encumbrance upon any of the respective properties or assets of Issuer or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Issuer or any of its Subsidiaries is a party, or by which they or any of their respective properties or assets may be bound or affected.

        (c) AUTHORIZED STOCK. Issuer has taken all necessary corporate and other action to authorize and reserve and to permit it to issue, and, at all times from the date of this Agreement until the obligation to deliver Issuer Common Stock upon the exercise of the Option terminates, will have reserved for issuance, upon exercise of the Option, shares of Issuer Common Stock necessary for Grantee to exercise the Option, and Issuer will take all necessary corporate action to authorize and reserve for issuance all additional shares of Issuer Common Stock (together with any Rights which may have been issued with respect thereto) or other securities which may be issued pursuant to Section 7 upon exercise of the Option. The shares of Issuer Common Stock to be issued upon due exercise of the Option, including all additional shares of Issuer Common Stock (together with any Rights which may have been issued with respect thereto) or other securities which may be issuable pursuant to Section 7, upon issuance pursuant hereto, shall be duly and validly issued, fully paid and nonassessable, and shall be delivered free and clear of all liens, claims, charges and encumbrances of any kind or nature whatsoever (except any such lien or encumbrance created by Grantee), including any preemptive rights of any shareholder of Issuer.

    6. REPRESENTATIONS AND WARRANTIES OF GRANTEE. Grantee hereby represents and warrants to Issuer that:

        (a) DUE AUTHORIZATION. Grantee has corporate power and authority to enter into this Agreement and, subject to any required regulatory approvals or consents, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Grantee. This Agreement has been duly executed and delivered by Grantee.

        (b) PURCHASE NOT FOR DISTRIBUTION. This Option is not being acquired with a view to the public distribution thereof and neither this Option nor any Option Shares will be transferred or otherwise disposed of except in a transaction registered or exempt from registration under the Securities Act and applicable state and federal banking laws.

    7. ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC. (a) In the event (i) of any change in Issuer Common Stock by reason of a stock dividend, stock split, split-up, recapitalization, combination, exchange of shares or similar transaction or (ii) that any Rights issued by Issuer shall become exercisable, the type and number of shares or securities subject to the Option, and the Purchase Price therefor, shall be adjusted appropriately, and, in the case of any of the transactions described in clause (i) above, proper provision shall be made in the agreements governing such transaction so that Grantee shall receive, upon exercise of the Option, the number and class of shares or other securities or property that Grantee would have received in respect of Issuer Common Stock if the Option had been exercised immediately prior to such event, or the record date therefor, as applicable. If any additional shares of Issuer Common Stock or any shares of Class B Common Stock, par value $.01 per share, of Grantee (the "Class B Common Stock") are issued after the date of this Agreement (other than pursuant to an event described in the first sentence of this Section 7(a)), the number of shares of Issuer Common Stock subject to the Option shall be adjusted so that, after such issuance, the Option, together with any shares of Issuer Common Stock previously issued pursuant hereto, equals 19.9% of the total number of shares of Issuer Common Stock and Class B Common Stock then issued and outstanding, without giving effect to any shares subject or previously issued pursuant to the Option.

    (b) In the event that Issuer shall enter into an agreement (i) to consolidate with or merge into any person, other than Grantee or one of its Subsidiaries, and shall not be the continuing or surviving corporation of such consolidation or merger, (ii) to permit any person, other than Grantee or one of its Subsidiaries, to merge into Issuer and Issuer shall be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of Issuer Common Stock and Class B Common Stock shall be changed into or exchanged for stock or other securities of Issuer or any other person or cash or any other property or the outstanding shares of Issuer Common Stock and Class B Common Stock immediately prior to such merger shall after such merger represent less than 50% of the outstanding shares and share equivalents of the merged company, or (iii) to sell or otherwise transfer all or substantially all of its assets to any person, other than Grantee or one of its Subsidiaries, then, and in each such case, the agreement governing such transaction shall make proper provisions so that the Option shall, upon the consummation of any such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option (the "Substitute Option"), at the election of Grantee, of any of (I) the Acquiring Corporation (as defined below), (II) any person that controls the Acquiring Corporation or (III) in the case of a merger described in clause (ii), the Issuer (such person being referred to as the "Substitute Option Issuer").

    (c) The Substitute Option shall have the same terms as the Option, provided that if the terms of the Substitute Option cannot, for legal reasons, be the same as the Option, such terms shall be as similar as possible and in no event less advantageous to Grantee. The Substitute Option Issuer shall also enter into an agreement with the then holder or holders of the Substitute Option in substantially the same form as this Agreement, which shall be applicable to the Substitute Option.

    (d) The Substitute Option shall be exercisable for such number of shares of the Substitute Common Stock (as hereinafter defined) as is equal to the Assigned Value (as hereinafter defined) multiplied by the number of shares of Issuer Common Stock for which the Option was theretofore exercisable, divided by the Average Price (as hereinafter defined). The exercise price of the Substitute Option per share of the Substitute Common Stock (the "Substitute Purchase Price") shall then be equal to the Purchase Price multiplied by a fraction in which the numerator is the number of shares of the Issuer Common Stock for which the Option was theretofore exercisable and the denominator is the number of shares of the Substitute Common Stock for which the Substitute Option is exercisable.

    (e) The following terms have the meanings indicated:

        (I) "Acquiring Corporation" shall mean (i) the continuing or surviving corporation of a consolidation or merger with Issuer (if other than Issuer),
    (ii) Issuer in a merger in which Issuer is the continuing or surviving person, and (iii) the transferee of all or substantially all of the Issuer's assets (or the assets of its Subsidiaries).

        (II) "Substitute Common Stock" shall mean the common stock issued by the Substitute Option Issuer upon exercise of the Substitute Option.

        (III) "Assigned Value" shall mean the highest of (i) the price per share of Issuer Common Stock at which a tender offer or exchange offer therefor has been made by any person (other than Grantee), (ii) the price per share of Issuer Common Stock to be paid by any person (other than the Grantee) pursuant to an agreement with Issuer, and (iii) the highest closing sales price per share of Issuer Common Stock quoted on National Association of Securities Dealers, Inc. Automated Quotation/ National Market System ("NASDAQ") (or if Issuer Common Stock is not quoted on NASDAQ, the highest bid price per share as quoted on the principal trading market or securities exchange on which such shares are traded as reported by a recognized source) within the six-month period immediately preceding the agreement referred to in Section 7(c) hereof; PROVIDED, HOWEVER, that in the event of a sale of all or substantially all of Issuer's assets, the Assigned Value shall be the sum of the price paid in such sale for such assets and the current market value of the remaining assets of Issuer as determined by a nationally recognized investment banking firm selected by Grantee or by a Grantee Majority (as defined below), divided by the number of shares of Issuer Common Stock outstanding at the time of such sale. In the event that an exchange offer is made for the Issuer Common Stock or an agreement is entered into for a merger or consolidation involving consideration other than cash, the value of the securities or other property issuable or deliverable in exchange for the Issuer Common Stock shall be determined by a nationally recognized investment banking firm selected by Grantee (or a majority of interest of the Grantees if there shall be more than one Grantee (a "Grantee Majority")) and reasonably acceptable to Issuer, which determination shall be conclusive for all purposes of this Agreement.

        (IV) "Average Price" shall mean the average closing price of a share of the Substitute Common Stock for the one year immediately preceding the consolidation, merger or sale in question, but in no event higher than the closing price of the shares of the Substitute Common Stock on the day preceding such consolidation, merger or sale; provided that if Issuer is the issuer of the Substitute Option, the Average Price shall be computed with respect to a share of common stock issued by Issuer, the person merging into Issuer or by any company which controls or is controlled by such merging person, as Grantee may elect.

    (f) In no event, pursuant to any of the foregoing paragraphs, shall the Substitute Option be exercisable for more than 19.9% of the aggregate of the shares of the Substitute Common Stock outstanding prior to exercise of the Substitute Option. In the event that the Substitute Option would be exercisable for more than 19.9% of the aggregate of the shares of Substitute Common Stock but for this clause (f), the Substitute Option Issuer shall make a cash payment to Grantee equal to the excess of (i) the value of the Substitute Option without giving effect to the limitation in this clause (f) over (ii) the value of the Substitute Option after giving effect to the limitation in this clause (f). This difference in value shall be determined by a nationally recognized investment banking firm selected by Grantee (or a Grantee Majority).

    (g) Issuer shall not enter into any transaction described in subsection (b) of this Section 7 unless the Acquiring Corporation and any person that controls the Acquiring Corporation assume in writing all the obligations of Issuer hereunder and take all other actions that may be necessary so that the provisions of this Section 7 are given full force and effect (including, without limitation, any action that may be necessary so that the shares of Substitute Common Stock are in no way distinguishable from or have lesser economic value (other than any diminution in value resulting from the fact that the shares of Substitute Common Stock may be restricted securities, as defined in Rule 144 under the Securities Act) than other shares of common stock issued by the Substitute Option Issuer).

    (h) The provisions of Sections 8, 9 and 10 shall apply to any securities for which the Option becomes exercisable pursuant to this Section 7 and, as applicable, references in such sections to "Issuer", "Option", "Purchase Price" and "Issuer Common Stock" shall be deemed to be references to "Substitute Option Issuer", "Substitute Option", "Substitute Purchase Price" and "Substitute Common Stock", respectively.

    8. REPURCHASE AT THE OPTION OF GRANTEE. (a) At the request of Grantee at any time commencing upon the first occurrence of a Repurchase Event (as defined in Section 8(d) below) and ending 12 months immediately thereafter, Issuer shall repurchase from Grantee (I) the Option and (II) all shares of Issuer Common Stock purchased by Grantee pursuant hereto with respect to which Grantee then has beneficial ownership. The date on which Grantee exercises its rights under this Section 8 is referred to as the "Request Date". Such repurchase shall be at an aggregate price (the "Section 8 Repurchase Consideration") equal to the sum of:

        (i) the aggregate Purchase Price paid by Grantee for any shares of Issuer Common Stock acquired pursuant to the Option with respect to which Grantee then has beneficial ownership;

        (ii) the excess, if any, of (x) the Applicable Price (as defined below) for each share of Issuer Common Stock over (y) the Purchase Price (subject to adjustment pursuant to Section 7), multiplied by the number of shares of Issuer Common Stock with respect to which the Option has not been exercised; and

        (iii) the excess, if any, of the Applicable Price over the Purchase Price (subject to adjustment pursuant to Section 7) paid (or, in the case of Option Shares with respect to which the Option has been exercised but the Closing Date has not occurred, payable) by Grantee for each share of Issuer Common Stock with respect to which the Option has been exercised and with respect to which Grantee then has beneficial ownership, multiplied by the number of such shares.

    (b) If Grantee exercises its rights under this Section 8, Issuer shall, within 10 business days after the Request Date, pay the Section 8 Repurchase Consideration to Grantee in immediately available funds by wire transfer to a bank account designated by Grantee, and Grantee shall surrender to Issuer the Option and the certificates evidencing the shares of Issuer Common Stock purchased thereunder with respect to which Grantee then has beneficial ownership, and Grantee shall warrant that it has sole record and beneficial ownership of such shares and that the same are then free and clear of all liens, claims, charges and encumbrances of any kind whatsoever. Notwithstanding anything herein to the contrary, (i) all of Grantee's rights under this Section 8 shall terminate on the date of termination of this Option pursuant to Section 3(a) hereof, unless this Option shall have been exercised in whole or in part prior to the date of termination and (ii) if this Option shall have been exercised in whole or in part prior to the date of termination described in clause (i) above, then Grantee's rights under this Section 8 shall terminate 12 months after such date of termination.

    (c) For purposes of this Agreement, the "Applicable Price" means the highest of (i) the highest price per share of Issuer Common Stock paid for any such share by the person or group described in Section 8(d)(i) hereof, (ii) the price per share of Issuer Common Stock received by holders of Issuer Common Stock in connection with any merger or other business combination transaction described in Section 7(b)(i), 7(b)(ii) or 7(b)(iii) hereof or (iii) the highest closing sales price per share of Issuer Common Stock quoted on NASDAQ (or if Issuer Common Stock is not quoted on NASDAQ, the highest bid price per share as quoted on the principal trading market or securities exchange on which such shares are traded as reported by a recognized source) during the 60 business days preceding the Request Date; PROVIDED, HOWEVER, that in the event of a sale of less than all of Issuer's assets, the Applicable Price shall be the sum of the price paid in such sale for such assets and the current market value of the remaining assets of Issuer, as determined by a nationally recognized investment banking firm selected by Grantee, divided by the number of shares of the Issuer Common Stock outstanding at the time of such sale. If the consideration to be offered, paid or received pursuant to either of the foregoing clauses (i) or (ii) shall be other than in cash, the value of such consideration shall be determined in good faith by an independent nationally recognized investment banking firm selected by Grantee (or a Grantee Majority) and reasonably acceptable to Issuer, which determination shall be conclusive for all purposes of this Agreement.

    (d) As used herein, a "Repurchase Event" shall occur if (i) any person (other than Grantee or any of its Subsidiaries) shall have acquired beneficial ownership of (as such term is defined in Rule 13d-3 under the Exchange Act) or the right to acquire beneficial ownership of, or any "group" (as such term is defined under the Exchange Act) (other than Grantee or any Subsidiary of Grantee) shall have been formed which beneficially owns or has the right to acquire beneficial ownership of, 50% or more of the voting power of the Issuer Common Stock or (ii) any of the transactions described in Section 7(b)(i), 7(b)(ii) or 7(b)(iii) hereof shall be consummated.

    9. REGISTRATION RIGHTS. Issuer shall, if requested by Grantee (or if applicable, a Grantee Majority) at any time and from time to time within three years of the date on which the Option first becomes exercisable, provided that such period of time shall be extended by the number of days, if any, by which Issuer shall delay the registration of the Issuer Common Stock pursuant to the proviso contained at the end of this sentence, as expeditiously as possible prepare and file up to two registration statements under the Securities Act if such registration is necessary in order to permit the sale or other disposition of any or all shares of Issuer Common Stock or other securities that have been acquired by or are issuable to Grantee upon exercise of the Option in accordance with the intended method of sale or other disposition stated by Grantee, including a "shelf" registration statement under Rule 415 under the Securities Act or any successor provision, and Issuer shall use its best efforts to qualify such shares or other securities under any applicable state securities laws; PROVIDED, HOWEVER, that Issuer may delay for a period not to exceed 90 days filing a registration or equivalent statement if Issuer shall in good faith determine that (i) any such registration would adversely affect an offering or contemplated offering of securities by Issuer or (ii) the filing of such registration or equivalent statement would, if not so delayed, materially and adversely affect a then proposed or pending financial project, acquisition, merger or corporate reorganization; and PROVIDED FURTHER, that nothing contained herein shall limit or adversely affect in any manner Grantee's rights contained in the fourth following sentence hereof. Issuer shall use its best efforts to cause each such registration statement to become effective, to obtain all consents or waivers of other parties which are required therefor and to keep such registration statement effective for such period not in excess of 180 days from the day such registration statement first becomes effective as may be reasonably necessary to effect such sale or other disposition. Any registration or similar statement prepared and filed under this Section 9, and any sale covered thereby, shall be at Issuer's expense except for underwriting discounts or commissions, brokers' fees and the fees and disbursements of Grantee's counsel related thereto. Grantee shall provide all information reasonably requested by Issuer for inclusion in any registration or similar statement to be filed hereunder. If during the time periods referred to in the first sentence of this Section 9 Issuer effects a registration under the Securities Act of Issuer Common Stock for its own account or for any other shareholder of Issuer (other than on Form S-4 or Form S-8, or any successor forms or any form with respect to a dividend reinvestment or similar plan), it shall allow Grantee the right to participate in such registration, and such participation shall not affect the obligation of Issuer to effect two registration statements for Grantee under this Section 9; PROVIDED, HOWEVER, that, if the managing underwriters of such offering advise Issuer in writing that in their opinion the number of shares of Issuer Common Stock requested by Grantee to be included in such registration, together with the shares of Issuer Common Stock proposed to be included in such registration, exceeds the number which can be sold in such offering, Issuer shall include the shares requested to be included therein by Grantee pro rata with the shares intended to be included therein by Issuer. In connection with any registration pursuant to this Section 9, Issuer and Grantee shall provide each other and any underwriter of the offering with customary representations, warranties, covenants, indemnification and contribution in connection with such registration. Notwithstanding anything to the contrary contained herein, Issuer shall not be required to register Option Shares pursuant to this Section 9(i) prior to the occurrence of a Triggering Event, (ii) within 90 days after the effective date of a registration referred to in the second preceding sentence pursuant to which Grantee was afforded the opportunity to register Option Shares and such shares were registered as requested,

(iii) unless a request therefor is made to Issuer by a Grantee or Grantees which hold at least 25% of the aggregate number of Option Shares (including shares of Issuer Common Stock upon exercise of the Option) then outstanding and (iv) on more than two occasions by reason of the fact that there shall be more than one Grantee as a result of any assignment of this Agreement or division of this Agreement pursuant to Section 11 hereof.

    10. LISTING. If Issuer Common Stock or any other securities to be acquired upon exercise of the Option are then authorized for quotation on NASDAQ or any securities exchange, Issuer, upon the request of Grantee, will promptly file an application to authorize for quotation the shares of Issuer Common Stock or other securities to be acquired upon exercise of the Option on NASDAQ or such other securities exchange and will use its best efforts to obtain approval of such listing as soon as practicable.

    11. DIVISION OF OPTION. Upon the occurrence of a Triggering Event, this Agreement (and the Option granted hereby) are exchangeable, without expense, at the option of Grantee, upon presentation and surrender of this Agreement at the principal office of Issuer for other Agreements providing for Options of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Issuer Common Stock purchasable hereunder. The terms "Agreement" and "Option" as used herein include any other Agreements and related Options for which this Agreement (and the Option granted hereby) may be exchanged. Upon receipt by Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated, Issuer will execute and deliver a new Agreement of like tenor and date. Any such new Agreement executed and delivered shall constitute an additional contractual obligation on the part of Issuer, whether or not the Agreement so lost, stolen, destroyed or mutilated shall at any time be enforceable by anyone.

    12. RIGHTS AGREEMENT. Issuer shall not approve, adopt or amend, or propose the approval and adoption or amendment of, any Shareholder Rights Plan unless such Shareholder Rights Plan contains terms which provide, to the reasonable satisfaction of Grantee, that (a) the Rights issued pursuant thereto will not become exercisable by virtue of the fact that (i) Grantee is, or may be deemed to be, the Beneficial Owner of shares of Issuer Common Stock (x) acquired or acquirable pursuant to the grant or exercise of this Option and (y) held by Grantee or any of its Subsidiaries as in a fiduciary capacity or in respect of a debt previously contracted or (ii) while Grantee is the Beneficial Owner of the shares of Issuer Common Stock described in clause (a)(i), an Acquisition Transaction involving Issuer or any of its Subsidiaries, on the one hand, and Grantee, or any of its Subsidiaries, on the other hand, is proposed, agreed to or consummated and (b) no restrictions or limitations with respect to the exercise of any Rights acquired or acquirable by Grantee will result or be imposed to the extent such Rights relate to the shares of Issuer Common Stock described in clause (a) of this Section 12. This covenant shall survive for so long as Grantee is the Beneficial Owner of the shares of Issuer Common Stock described in clause (a) of this Section 12.

    13. MISCELLANEOUS. (a) EXPENSES. Except as otherwise provided herein, each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

    (b) WAIVER AND AMENDMENT. Any provision of this Agreement may be waived at any time by the party that is entitled to the benefits of such provision. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

        (c) ENTIRE AGREEMENT; NO THIRD-PARTY BENEFICIARY; SEVERABILITY. This Agreement, together with the Merger Agreement and the other agreements and instruments referred to herein and therein, (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (b) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder. Notwithstanding anything to the contrary contained in this Agreement or the Merger Agreement, this Agreement shall be deemed to amend the confidentiality agreement, dated as of November 26, 1996, between Issuer and Grantee so as to permit Grantee to enter into this Agreement and exercise all of its rights hereunder, including its right to acquire Issuer Common Stock upon exercise of the Option. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or a federal or state regulatory agency to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that the Option does not permit Grantee to acquire the full number of shares of Issuer Common Stock as provided in Section 3 hereof (as adjusted pursuant to Section 7 hereof), it is the express intention of Issuer to allow Grantee to acquire such lesser number of shares as may be permissible without any amendment or modification hereof.

        (d) GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to any applicable conflicts of law rules thereof.

        (e) DESCRIPTIVE HEADINGS. The descriptive headings contained herein are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

        (f) NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (with confirmation) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

       If to Issuer to:

           Barnett Banks, Inc.
           50 North Laura Street
           Jacksonville, Florida 32202
           Attention: Hinton Nobles, Jr.

       with a copy to:

           Skadden, Arps, Slate, Meagher & Flom LLP
           919 Third Avenue
           New York, New York 10022
           Attention: Fred B. White, III, Esq.

       If to Grantee to:

           Oxford Resources Corp.
           270 South Service Road
           Melville, New York 11747
           Attention: Chief Executive Officer

       with a copy to:

           Rosenman & Colin LLP
           575 Madison Avenue
           New York, New York 10022
           Attention: Joseph L. Getraer, Esq.

        (g) COUNTERPARTS. This Agreement and any amendments hereto may be executed in two counterparts, each of which shall be considered one and the same agreement and shall become effective when both counterparts have been signed, it being understood that both parties need not sign the same counterpart.

        (h) ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder or under the Option shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party, except that Grantee may assign this Agreement to a wholly owned subsidiary of Grantee and after the occurrence of a Triggering Event Grantee may assign its rights under this Agreement to one or more third parties. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. As used in this Agreement, Grantee shall include any person to whom this Agreement or the Option shall be assigned by a previous Grantee in accordance with the terms hereof.

        (i) FURTHER ASSURANCES. In the event of any exercise of the Option by Grantee, Issuer and Grantee shall execute and deliver all other documents and instruments and take all other action that may be reasonably necessary in order to consummate the transactions provided for by such exercise.

        (j) SPECIFIC PERFORMANCE. The parties hereto agree that this Agreement may be enforced by either party through specific performance, injunctive relief and other equitable relief. Both parties further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such equitable relief and that this provision is without prejudice to any other rights that the parties hereto may have for any failure to perform this Agreement.

        (k) NO LIMITATION OF REMEDIES. Nothing herein shall be deemed to limit any claim that Grantee may have against Issuer for any willful breach by Issuer of any provision of the Merger Agreement.

    IN WITNESS WHEREOF, Issuer and Grantee have caused this Stock Option Agreement to be signed by their respective officers thereunto duly authorized, all as of the day and year first written above.

                                OXFORD RESOURCES CORP.

                                By:  /s/ MICHAEL C. PASCUCCI
                                     -----------------------------------------
                                     Name: Michael C. Pascucci
                                     Title: Chairman

                                BARNETT BANKS, INC.

                                By:  /s/ HINTON F. NOBLES, JR.
                                     -----------------------------------------
                                     Name: Hinton F. Nobles, Jr.
                                     Title: Executive Vice President

                                                                         ANNEX C
                                                                  CONFORMED COPY
                                          January 14, 1997

Barnett Banks, Inc.
50 North Laura Street
Jacksonville, Florida 32202

Gentlemen:

    Each of the undersigned (a "Stockholder") beneficially owns and has sole voting power with respect to the number of shares of Class A common stock, par value $0.01 per share, and Class B common stock, par value $0.01 per share (collectively, the "Shares"), of Oxford Resources Corp., a New York corporation (the "Company"), indicated opposite such Stockholder's name below.

    Simultaneously with the execution of this letter agreement, Barnett Banks, Inc., a Florida corporation ("Parent"), and the Company are entering into an Agreement and Plan of Merger (the "Merger Agreement") providing, among other things, for the merger of a subsidiary of Parent with and into the Company (the "Merger"). We understand that Parent has undertaken and will continue to undertake substantial expenses in connection with the negotiation and execution of the Merger Agreement and the subsequent actions necessary to consummate the Merger and the other transactions contemplated by the Merger Agreement.

    In consideration of, and as a condition to, Parent's entering into the Merger Agreement, and in consideration of the expenses incurred and to be incurred by Parent in connection therewith, each Stockholder agrees as follows:

    1. Each Stockholder shall vote or cause to be voted for the approval of the Merger Agreement and the Merger, and shall vote or cause to be voted against the approval of any other Acquisition Transaction (as such term is defined in the Stock Option Agreement, dated as of January 14, 1997, between the Company and Parent), all of the Shares that such Stockholder shall be entitled to so vote, whether such Shares are held by such Stockholder on the date of this letter agreement or are subsequently acquired in any fashion, including, without limitation, pursuant to the exercise of stock options or conversion of shares of Class B Common Stock.

    2. Each Stockholder shall not, directly or indirectly, sell, assign, transfer or otherwise dispose of (including, without limitation, (i) by the creation of a Lien (as defined in paragraph 3 below) (ii) the transfer or exchange of Class B Common Stock for Class A Common Stock) or permit to be sold, assigned, transferred or otherwise disposed of any Shares owned by such Stockholder, whether such Shares are held by such Stockholder on the date of this letter agreement or are subsequently acquired in any fashion, including, without limitation, pursuant to the exercise of stock options or conversion of shares of Class B Common Stock, except for transfers by will or by operation of law or, in the case of a trust, as required by the governing trust documents (in which case this letter agreement shall bind the transferee). Any sale, assignment, transfer or other disposition in violation of the provisions hereof shall be null and void.

    3. Each Stockholder severally represents that such Stockholder has the complete and unrestricted power and the unqualified right to enter into and perform the terms of this letter agreement. Each Stockholder further severally represents that this letter agreement constitutes a valid and binding agreement with respect to such party, enforceable against such party in accordance with its terms. Each Stockholder severally represents that such Stockholder owns the number of Shares indicated opposite such Stockholder's name below, free and clear of any liens, claims, charges or other encumbrances and restrictions of any kind whatsoever ("Liens"), and has sole and unrestricted voting power with respect to such Shares.

    4. Notwithstanding anything herein to the contrary, the agreements contained herein shall remain in full force and effect until the earlier of (i) the consummation of the Merger or (ii) the termination of the Merger Agreement in accordance with Article VIII thereof, except that any such termination shall be without prejudice to your rights arising out of any breach of any agreement or representation contained herein.

    5. Each Stockholder has signed this letter agreement intending to be bound severally thereby and not to be bound as joint obligors.

    6. This letter agreement is to be governed by the laws of the State of New York, without giving effect to the principles of conflicts of laws thereof. If any provision hereof is deemed unenforceable, the enforceability of the other provisions hereof shall not be affected.

    Please confirm our agreement with you by signing a copy of this letter.

                                                /s/ MICHAEL C. PASCUCCI

                                        ----------------------------------------
                                                  Michael C. Pascucci

                                              /s/ CHRISTOPHER S. PASCUCCI

                                        ----------------------------------------
                                                Christopher S. Pascucci

                                               /s/ DAWN PASCUCCI BARNARD

                                        ----------------------------------------
                                                 Dawn Pascucci Barnard

                                                 /s/ RALPH P. PASCUCCI

                                        ----------------------------------------
                                                   Ralph P. Pascucci

                                                   /s/ JOHN A. DANZI

                                        ----------------------------------------
                                                     John A. Danzi

                                                  /s/ MARK A. FREEMAN

                                        ----------------------------------------
                                                    Mark A. Freeman

                                        MICHAEL C. & JOCELYN PASCUCCI,
                                        TRUSTEES UA DTD 12/2/82

                                        By:        /s/ MICHAEL C. PASCUCCI
                                           -------------------------------------

                                               Michael C. Pascucci, Trustee

                                        By:         /s/ JOCELYN PASCUCCI
                                           -------------------------------------

                                                 Jocelyn Pascucci, Trustee

                                        MICHAEL C. & CHRISTOPHER S. PASCUCCI,
                                        TRUSTEES UA DTD 12/21/93

                                        By:        /s/ MICHAEL C. PASCUCCI
                                           -------------------------------------

                                               Michael C. Pascucci, Trustee

                                        By:      /s/ CHRISTOPHER S. PASCUCCI
                                           -------------------------------------

                                             Christopher S. Pascucci, Trustee

                                        MICHAEL C. PASCUCCI TRUST UAD
                                        12/21/95

                                        By:      /s/ CHRISTOPHER S. PASCUCCI
                                           -------------------------------------

                                             Christopher S. Pascucci, Trustee

                                        By:         /s/ RALPH P. PASCUCCI
                                           -------------------------------------

                                                Ralph P. Pascucci, Trustee

                                        MICHAEL C. PASCUCCI 5 YEAR GRANTOR
                                        TRUST UAD 4/4/95

                                        By:        /s/ MICHAEL C. PASCUCCI
                                           -------------------------------------

                                               Michael C. Pascucci, Trustee

                                        By:      /s/ CHRISTOPHER S. PASCUCCI
                                           -------------------------------------

                                             Christopher S. Pascucci, Trustee

                                        MICHAEL C. PASCUCCI 8 YEAR GRANTOR
                                        TRUST UAD 4/4/95

                                        By:        /s/ MICHAEL C. PASCUCCI
                                           -------------------------------------

                                               Michael C. Pascucci, Trustee

                                        By:      /s/ CHRISTOPHER S. PASCUCCI
                                           -------------------------------------

                                             Christopher S. Pascucci, Trustee

                                        MICHAEL C. PASCUCCI 10 YEAR GRANTOR
                                        TRUST UAD 4/4/95

                                        By:        /s/ MICHAEL C. PASCUCCI
                                           -------------------------------------

                                               Michael C. Pascucci, Trustee

                                        By:      /s/ CHRISTOPHER S. PASCUCCI
                                           -------------------------------------

                                             Christopher S. Pascucci, Trustee

                                        JOCELYN A. PASCUCCI 5 YEAR GRANTOR
                                        TRUST UAD 4/4/95

                                        By:        /s/ MICHAEL C. PASCUCCI
                                           -------------------------------------

                                               Michael C. Pascucci, Trustee

                                        By:      /s/ CHRISTOPHER S. PASCUCCI
                                           -------------------------------------

                                             Christopher S. Pascucci, Trustee

                                        JOCELYN A. PASCUCCI 8 YEAR GRANTOR
                                        TRUST UAD 4/4/95

                                        By:        /s/ MICHAEL C. PASCUCCI
                                           -------------------------------------

                                               Michael C. Pascucci, Trustee

                                        By:      /s/ CHRISTOPHER S. PASCUCCI
                                           -------------------------------------

                                             Christopher S. Pascucci, Trustee

                                        JOCELYN A. PASCUCCI 10 YEAR GRANTOR
                                        TRUST UAD 4/4/95

                                        By:        /s/ MICHAEL C. PASCUCCI
                                           -------------------------------------

                                               Michael C. Pascucci, Trustee

                                        By:      /s/ CHRISTOPHER S. PASCUCCI
                                           -------------------------------------

                                             Christopher S. Pascucci, Trustee

                                        MICHAEL C. PASCUCCI 2 YEAR GRANTOR
                                        TRUST UAD 12/2/96

                                        By:        /s/ MICHAEL C. PASCUCCI
                                           -------------------------------------

                                               Michael C. Pascucci, Trustee

                                        By:      /s/ CHRISTOPHER S. PASCUCCI
                                           -------------------------------------

                                             Christopher S. Pascucci, Trustee

                                        By:         /s/ RALPH P. PASCUCCI
                                           -------------------------------------

                                                Ralph P. Pascucci, Trustee

                                        PASCUCCI FAMILY FOUNDATION

                                        By:        /s/ MICHAEL C. PASCUCCI
                                           -------------------------------------

                                               Michael C. Pascucci, Trustee

                                        By:         /s/ RALPH P. PASCUCCI
                                           -------------------------------------

                                                Ralph P. Pascucci, Trustee

                                        By:      /s/ CHRISTOPHER S. PASCUCCI
                                           -------------------------------------

                                             Christopher S. Pascucci, Trustee

                                        CHRISTOPHER S. PASCUCCI 2 YEAR
                                        GRANTOR TRUST UADTD 12/2/96

                                        By:        /s/ MICHAEL C. PASCUCCI
                                           -------------------------------------

                                               Michael C. Pascucci, Trustee

                                        By:      /s/ CHRISTOPHER S. PASCUCCI
                                           -------------------------------------

                                             Christopher S. Pascucci, Trustee

                                        By:         /s/ RALPH P. PASCUCCI
                                           -------------------------------------

                                                Ralph P. Pascucci, Trustee

                                        CHRISTOPHER S. PASCUCCI 5 YEAR
                                        GRANTOR TRUST UADTD 12/2/96

                                        By:        /s/ MICHAEL C. PASCUCCI
                                           -------------------------------------

                                               Michael C. Pascucci, Trustee

                                        By:      /s/ CHRISTOPHER S. PASCUCCI
                                           -------------------------------------

                                             Christopher S. Pascucci, Trustee

                                        By:         /s/ RALPH P. PASCUCCI
                                           -------------------------------------

                                                Ralph P. Pascucci, Trustee

                                        CHRISTOPHER S. PASCUCCI 8 YEAR
                                        GRANTOR TRUST UADTD 12/2/96

                                        By:        /s/ MICHAEL C. PASCUCCI
                                           -------------------------------------

                                               Michael C. Pascucci, Trustee

                                        By:      /s/ CHRISTOPHER S. PASCUCCI
                                           -------------------------------------

                                             Christopher S. Pascucci, Trustee

                                        By:         /s/ RALPH P. PASCUCCI
                                           -------------------------------------

                                                Ralph P. Pascucci, Trustee

                                        MC, CS & RP TRUSTEES UA DTD 12/31/94
                                        (FBO MICHAEL A. PASCUCCI)

                                        By:        /s/ MICHAEL C. PASCUCCI
                                           -------------------------------------

                                               Michael C. Pascucci, Trustee

                                        By:      /s/ CHRISTOPHER S. PASCUCCI
                                           -------------------------------------

                                             Christopher S. Pascucci, Trustee

                                        By:         /s/ RALPH P. PASCUCCI
                                           -------------------------------------

                                                Ralph P. Pascucci, Trustee

                                        RALPH P. PASCUCCI 2 YEAR GRANTOR
                                        TRUST UADTD 12/2/96

                                        By:        /s/ MICHAEL C. PASCUCCI
                                           -------------------------------------

                                               Michael C. Pascucci, Trustee

                                        By:      /s/ CHRISTOPHER S. PASCUCCI
                                           -------------------------------------

                                             Christopher S. Pascucci, Trustee

                                        By:         /s/ RALPH P. PASCUCCI
                                           -------------------------------------

                                                Ralph P. Pascucci, Trustee

                                        RALPH P. PASCUCCI 5 YEAR GRANTOR
                                        TRUST UADTD 12/2/96

                                        By:        /s/ MICHAEL C. PASCUCCI
                                           -------------------------------------

                                               Michael C. Pascucci, Trustee

                                        By:      /s/ CHRISTOPHER S. PASCUCCI
                                           -------------------------------------

                                        Christopher S. Pascucci, Trustee

                                        By:         /s/ RALPH P. PASCUCCI
                                           -------------------------------------

                                                Ralph P. Pascucci, Trustee

                                        MEGAN A. DANZI TRUST UADTD 10/25/96

                                        By:           /s/ JOHN A. DANZI
                                           -------------------------------------

                                                  John A. Danzi, Trustee

                                        By:           /s/ ROBERT DANZI
                                           -------------------------------------

                                                   Robert Danzi, Trustee

                                        SAMANTHA D. SENNELLO TRUST
                                        UADTD 10/25/96

                                        By:           /s/ JOHN A. DANZI
                                           -------------------------------------

                                                  John A. Danzi, Trustee

                                        By:           /s/ ROBERT DANZI
                                           -------------------------------------

                                                   Robert Danzi, Trustee

                                        DOUGLAS M. DANZI TRUST UADTD 10/25/96

                                        By:           /s/ JOHN A. DANZI
                                           -------------------------------------

                                                  John A. Danzi, Trustee

                                        By:           /s/ ROBERT DANZI
                                           -------------------------------------

                                                   Robert Danzi, Trustee

                                        NICOLE J. YEZULINAS TRUST
                                        UADTD 10/25/96

                                        By:           /s/ JOHN A. DANZI
                                           -------------------------------------

                                                  John A. Danzi, Trustee

                                        By:           /s/ ROBERT DANZI
                                           -------------------------------------

                                                       Robert Danzi

                                        NICHOLAS J. SENNELLO TRUST
                                        UADTD 10/25/96

                                        By:           /s/ JOHN A. DANZI
                                           -------------------------------------

                                                  John A. Danzi, Trustee

                                        By:           /s/ ROBERT DANZI
                                           -------------------------------------

                                                   Robert Danzi, Trustee

                                        JOHN M. DANZI TRUST UADTD 10/25/96

                                        By:           /s/ JOHN A. DANZI
                                           -------------------------------------

                                                  John A. Danzi, Trustee

                                        By:           /s/ ROBERT DANZI
                                           -------------------------------------

                                                   Robert Danzi, Trustee

AGREED TO AND ACCEPTED
THIS 14th DAY OF JANUARY, 1997
BARNETT BANKS, INC.

By:      /s/ HINTON F. NOBLES, JR.
   -----------------------------------

Name: Hinton F. Nobles, Jr.
   Title: Executive Vice President

                                   SCHEDULE A

                                                                                    NUMBER OF   NUMBER OF
                                                                                     CLASS A     CLASS B
STOCKHOLDER                                                                           SHARES      SHARES     VOTING %
----------------------------------------------------------------------------------  ----------  ----------  -----------
MICHAEL C. & JOCELYN PASCUCCI TRUSTEES UA DTD 12/2/82.............................       5,276     619,420        7.86%
MICHAEL C. & CHRISTOPHER S. PASCUCCI, TRUSTEES UA DTD 12/21/93....................           0           0        0.00%
MICHAEL C. PASCUCCI...............................................................     463,345      57,905        1.32%
MICHAEL C. PASCUCCI TRUST UAD 12/21/95............................................           0     137,742        0.26%
MICHAEL C. PASCUCCI 5YR GRANTOR TRUST UAD 4/4/95..................................           0     231,769        2.94%
MICHAEL C. PASCUCCI 8YR GRANTOR TRUST UAD 4/4/95..................................           0     480,630        6.09%
MICHAEL C. PASCUCCI 10YR GRANTOR TRUST UAD 4/4/95.................................           0     243,074        3.08%
JOCELYN A. PASCUCCI 5YR GRANTOR TRUST UAD 4/4/95..................................           0     231,769        2.94%
JOCELYN A. PASCUCCI 8YR GRANTOR TRUST UAD 4/4/95..................................           0     480,630        6.09%
JOCELYN A. PASCUCCI 10YR GRANTOR TRUST UAD 4/4/95.................................           0     243,074        3.08%
MICHAEL C. PASCUCCI 2YR GRANTOR TRUST UAD 12/2/96.................................           0   1,100,000       13.95%
PASCUCCI FAMILY FOUNDATION........................................................           0      18,900        0.24%
CHRISTOPHER S. PASCUCCI...........................................................         240     229,480        2.91%
CHRISTOPHER PASCUCCI 2YR GRANTOR TRUST UADTD 12/2/96..............................     180,365           0        0.23%
CHRISTOPHER S. PASCUCCI 5YR GRANTOR TRUST UADTD 12/2/96...........................           0     928,426       11.77%
CHRISTOPHER S. PASCUCCI 8YR GRANTOR TRUST UADTD 12/2/96...........................           0     369,597        4.69%
DAWN PASCUCI BARNARD..............................................................         475     266,389        3.38%
MC, CS & RP, TRUSTEES UA DTD 12/31/94 (FBO MICHAEL A. PASCUCCI)...................         475     266,389        3.38%
RALPH P. PASCUCCI.................................................................         475     614,688        7.79%
RALPH P. PASCUCCI 2YR GRANTOR TRUST UADTD 12/2/96.................................      77,300           0        0.10%
RALPH P. PASCUCCI 5YR GRANTOR TRUST UADTD 12/2/96.................................           0     122,700        1.56%
JOHN A. DANZI.....................................................................     617,095           0        0.78%
MEGAN A. DANZI TRUST UADTD 10/25/96...............................................         800           0        0.00%
SAMANTHA D. SENNELLO TRUST UADTD 10/25/96.........................................         800           0        0.00%
DOUGLAS M. DANZI TRUST UADTD 10/25/96.............................................         800           0        0.00%
NICOLE J. YEZULINAS TRUST UADTD 10/25/96..........................................         800           0        0.00%
NICHOLAS J. SENNELLO TRUST UADTD 10/25/96.........................................         800           0        0.00%
JOHN M. DANZI TRUST UADTD 10/25/96................................................         800           0        0.00%
MARK A. FREEMAN...................................................................         733           0        2.77%
                                                                                    ----------  ----------       -----
    TOTAL.........................................................................   1,350,579   6,642,582        85.9%
                                                                                    ----------  ----------       -----
                                                                                    ----------  ----------       -----

                                                                         ANNEX D

                                 [LOGO]

PRIVATE AND CONFIDENTIAL

                                                                January 14, 1997

The Board of Directors
Oxford Resources Corp.
270 South Service Road
Melville, NY 11747

Members of the Board:

    We understand that Barnett Banks, Inc. ("Barnett"), a wholly-owned subsidiary of Barnett ("Merger Sub") and Oxford Resources Corp. (the "Company") propose to enter into an Agreement and Plan of Merger (the "Agreement"). Pursuant to the Agreement, the Merger Sub shall merge with and into the Company and the Company shall be the Surviving Corporation (the "Merger"). In the Merger each outstanding share of Class A Common Stock, par value $.01 per share, of the Company (the "Class A Common Stock") and each share of Class B Common Stock, par value $.01 per share, of the Company (the "Class B Common Stock" and together, the "Company Common Stock") will be converted into and exchangeable for the right to receive .9085 shares (the "Exchange Ratio") of Common Stock, par value $2.00 per share, of Barnett (the "Barnett Common Stock").

    You have requested our opinion as to the fairness from a financial point of view of the Exchange Ratio to the shareholders of the Company.

    In conducting our analysis and arriving at the opinion expressed herein, we have reviewed such materials and considered such financial and other factors we deemed relevant under the circumstances, including:

        (i) a draft of the Agreement, dated January 14, 1997;

        (ii) certain historical financial and operating data that are publicly available concerning the Company including, but not limited to, the Annual Report to Shareholders and Annual Report on Form 10-K of the Company for the fiscal years ended June 30, 1996, 1995 and 1994, the Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, the Proxy Statement for the Annual Meeting of Shareholders held on November 4, 1996, the Company's Prospectus, dated October 19, 1995, relating to the sale of 2,300,000 shares of its Class A Common Stock and the Company's Prospectus, dated December 10, 1993, relating to its initial public offering of its Class A Common Stock;

       (iii) certain historical financial and operating data that are publicly available concerning Barnett including, but not limited to, the Annual Report to Shareholders and Annual Report on Form 10-K for the fiscal years ended December 31, 1995, 1994 and 1993, the Quarterly Reports on Form 10-Q for the quarters ended March 31, 1996, June 30, 1996 and September 30, 1996, the Proxy Statement for the Annual Meeting of Shareholders held on April 17, 1996 and a press release announcing financial results for the fiscal year ended December 31, 1996, dated January 13, 1997;

                                      [LOGO]

                                 [LOGO]

        (iv) certain information of the Company, including written financial forecasts for future fiscal years, prepared by the management of the Company;

        (v) publicly available financial, operating and stock market data concerning certain companies engaged in businesses we deemed comparable to the Company or otherwise relevant to our inquiry;

        (vi) publicly available financial, operating and stock market data concerning certain companies engaged in businesses we deemed comparable to Barnett or otherwise relevant to our inquiry;

       (vii) the financial terms of certain recent transactions we deemed relevant;

      (viii) the historical stock prices and trading volumes of the Company's Class A Common Stock and Barnett's Common Stock; and

        (ix) such other financial studies, analyses and investigations that we deemed appropriate.

    We have assumed, with your consent, that the draft of the Agreement which we reviewed (as described above) will conform in all material respects to that document when in final form.

    We have met with the senior management of the Company and Barnett to discuss
(i) the prospects for their respective businesses, (ii) their estimates of such businesses' future financial performance, (iii) the financial impact of the Merger on the respective companies, including potential incremental earnings and cost savings, and (iv) such other matters that we deemed relevant.

    In connection with our review and analysis and in arriving at our opinion, we have relied upon the accuracy and completeness of the financial and other information provided to us by the Company and Barnett and have not undertaken any independent verification of such information or any independent valuation or appraisal of any of the assets of the Company or Barnett. With respect to certain forecasts provided to us by the Company, and forecasts discussed with us by Barnett, we have assumed that the information represents each respective management's best currently available estimate as to the future financial performance of the Company and of Barnett. Further, our opinion is necessarily based on economic, financial and market conditions as they exist and can be evaluated as of the date hereof and we assume no responsibility to update or revise our opinion based upon events or circumstances occurring after the date hereof.

    As you know, we have been retained by the Company to render this opinion and provide other financial advisory services in connection with the Merger and will receive a fee for such services, which fee is contingent upon the consummation of the Merger. In the past, we have provided financing services to the Company and have received fees for such services. In addition, we make a market in the Company's Class A Common Stock, and in the ordinary course of business may actively trade the shares of the Company's Class A Common Stock for our own account and for the accounts of customers and accordingly, may at any time hold a long or short position in such securities. We have also provided equity research coverage of the Company.

    This letter and the opinion expressed herein are for the use of the Board of Directors of the Company. This opinion does not constitute a recommendation to the shareholders of the Company as to how such shareholders should vote regarding the Merger. This opinion may not be reproduced, summarized, excerpted from or otherwise publicly referred to or disclosed in any manner, without our prior written consent, except that the Company may include this opinion in its entirety in any proxy statement or information statement relating to the Merger sent to the Company's shareholders.

    Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Exchange Ratio is fair to the shareholders of the Company from a financial point of view.

                                          Very truly yours,
                                          PRUDENTIAL SECURITIES INCORPORATED
                                          --------------------------------------

                                          PRUDENTIAL SECURITIES INCORPORATED

                                                                         ANNEX E

    623 PROCEDURE TO ENFORCE SHAREHOLDER'S RIGHT TO RECEIVE PAYMENT FOR SHARES.--(a) A shareholder intending to enforce his right under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation, before the meeting of shareholders at which the action is submitted to a vote, or at such meeting but before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.

    (b) Within ten days after the shareholders' authorization date, which term as used in this section means the date on which the shareholders' vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.

    (c) Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election, stating his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares. Any shareholder who elects to dissent from a merger under section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations) or from a share exchange under paragraph (g) of section 913 (Share exchanges) shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section 905 or 913.

    (d) A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent, held by him of record, that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

    (e) Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under this section. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph (g), but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph (g), the time for withdrawing a notice of election shall be extended until sixty days from the date an offer is made. Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (g). If a notice of election is withdrawn, or the corporate action is rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenter's rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as a shareholder as of the consummation of the corporate action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

    (f) At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other person who submitted them on his behalf. Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissenter's rights unless a court, for good cause shown, shall otherwise direct. Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of the transfer.

    (g) Within fifteen days after the expiration of the period within which shareholders may file their notices of election to dissent, or within fifteen days after the proposed corporate action is consummated, whichever is later (but in no case later than ninety days from the shareholders' authorization date), the corporation or, in the case of a merger or consolidation, the surviving or new corporation, shall make a written offer by registered mail to each shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the corporate action has been consummated, such offer shall also be accompanied by (1) advance payment to each such shareholder who has submitted the certificates representing his shares to the corporation, as provided in paragraph (f), of an amount equal to eighty percent of the amount of such offer, or (2) as to each shareholder who has not yet submitted his certificates a statement that advance payment to him of an amount equal to eighty percent of the amount of such offer will be made by the corporation promptly upon submission of his certificates. If the corporate action has not been consummated at the time of the making of the offer, such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action. Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters' rights. If the corporate action has not been consummated upon the expiration of the ninety day period after the shareholders' authorization date, the offer may be conditioned upon the consummation of such action. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or if divided into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholder holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such twelve month period, for the portion thereof during which it was in existence. Notwithstanding the foregoing, the corporation shall not be required to furnish a balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements were previously furnished, nor if in connection with obtaining the shareholders' authorization for or consent to the proposed corporate action the shareholders were furnished with a proxy or information statement, which included financial statements, pursuant to Regulation 14A or Regulation 14C of the United States Securities and Exchange Commission. If within thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefor shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates for any such shares represented by certificates.

    (h) The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days, or if it makes the offer and any dissenting shareholder or shareholders fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares:

        (1) The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders to fix the fair value of their shares. If, in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office in this state, such proceeding shall be brought in the county where the office of the domestic corporation, whose shares are to be valued, was located.

        (2) If the corporation fails to institute such proceeding within such period of twenty days, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period. If such proceeding is not instituted within such thirty day period, all dissenter's rights shall be lost unless the supreme court, for good cause shown, shall otherwise direct.

        (3) All dissenting shareholders, excepting those who, as provided in paragraph (g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons, and upon each nonresident dissenting shareholder either by registered mail and publication, or in such other manner as is permitted by law. The jurisdiction of the court shall be plenary and exclusive.

        (4) The court shall determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation does not request any such determination or if the court finds that any dissenting shareholder is so entitled, it shall proceed to fix the value of the shares, which, for the purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders' authorization date. In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder's right to receive payment for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury and without referral to an appraiser or referee. Upon application by the corporation or by any shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial disclosure, including, but not limited to, disclosure of any expert's reports relating to the fair value of the shares whether or not intended for use at the trial in the proceeding and notwithstanding subdivision (d) of section 3101 of the civil practice law and rules.

        (5) The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.

        (6) The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporate action was consummated to the date of payment. In determining the rate of interest, the court shall consider all relevant factors, including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding. If the court finds that the refusal of any shareholder to accept the corporate offer of payment of his shares was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

        (7) Each party to such proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it. Notwithstanding the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not in good faith. The court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by any or all of the dissenting shareholders who are parties to the proceeding against the corporation if the court finds any of the following: (A) that the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay; (B) that no offer or required advance payment was made by the corporation; (C) that the corporation failed to institute the special proceeding within the period specified therefor; or (D) that the action of the corporation in complying with its obligations as provided in this section was arbitrary, vexatious or otherwise not in good faith. In making any determination as provided in clause (A), the court may consider the dollar amount or the percentage, or both, by which the fair value of the shares as determined exceeds the corporate offer.

        (8) Within sixty days after the final determination of the proceeding, the corporation shall pay to each dissenting shareholder the amount found to be due him, upon surrender of the certificates for any such shares represented by certificates.

    (i) Shares acquired by the corporation upon the payment of the agreed value therefor or of the amount due under the final order, as provided in this section, shall become treasury shares or be cancelled as provided in section 515 (Reacquired shares), except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.

    (j) No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it insolvent. In such event, the dissenting shareholder shall, at his option:

        (1) Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation; or

        (2) Retain his status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the non-dissenting shareholders, and if it is not liquidated, retain his right to be paid for his shares, which right the corporation shall be obliged to satisfy when the restrictions of this paragraph do not apply.

        (3) The dissenting shareholder shall exercise such option under subparagraph (1) or (2) by written notice filed with the corporation within thirty days after the corporation has given him written notice that payment for his shares cannot be made because of the restrictions of this paragraph. If the dissenting shareholder fails to exercise such option as provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days.

    (k) The enforcement by a shareholder of his right to receive payment for his shares in the manner provided herein shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in paragraph (e), and except that this section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him.

    (l) Except as otherwise expressly provided in this section, any notice to be given by a corporation to a shareholder under this section shall be given in the manner provided in section 605 (Notice of meetings of shareholders).

    (m) This section shall not apply to foreign corporations except as provided in subparagraph (e)(2) of section 907 (Merger or consolidation of domestic and foreign corporations). (Last amended by Ch. 117, L. '86, eff. 9-1-86.)

                             OXFORD RESOURCES CORP.
                     SPECIAL MEETING OF SHAREHOLDERS TO BE
                             HELD ON MARCH 12, 1997

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OXFORD RESOURCES CORP.

    The undersigned hereby appoints Michael C. Pascucci and Christopher S. Pascucci, or either one of them, attorney with full power of substitution and revocation to each, to vote for and in the name of the undersigned all of the shares of Class A Common Stock of Oxford Resources Corp. ("Oxford") which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on Wednesday, March 12, 1997, at 10:00 a.m., Eastern Standard Time, and at any adjournment thereof.

    The Proxy will be voted as you specify above with respect to the matter set forth above. If this Proxy is executed but no choice is indicated, the shares represented by this proxy will be voted FOR the approval and adoption of the Agreement and Plan of Merger and the consummation of the transactions contemplated thereby and otherwise in the discretion of the proxy holders.

             PLEASE BE SURE TO SIGN THE PROXY ON THE REVERSE SIDE.

                                                          OXFORD RESOURCES CORP.
P.O. BOX 11580
(Continued and to be signed on the reverse side)       NEW YORK, N.Y. 10303-0080

    To approve and adopt the Agreement and Plan of Merger dated as of January 14, 1997, by and among Oxford, Barnett Banks, Inc. ("Barnett") and a newly-formed wholly owned subsidiary of Barnett and the transactions contemplated thereby.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the related Proxy Statement/ Prospectus dated, in each case, February 10, 1997.

    NOTE: Please sign exactly as name or names appear hereon. If acting as executor, administrator, trustee, guardian, etc., please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.
                                                 DATE: _________________________
                                                 x ______________________ (L.S.)
                                                 x ______________________ (L.S.)

   PLEASE VOTE, SIGN AND DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED
                                    ENVELOPE